As filed with Securities and Exchange Commission on April 28, 2005

                                                    Registration Nos. 333-103193
                                                                        811-3713
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

         Registration Statement Under The Securities Act Of 1933             [ ]
                  Pre-Effective Amendment No.                                [ ]
                  Post- Effective Amendment No. 5                            [X]
                  and
         Registration Statement Under the Investment Company Act of 1940
                  Amendment No. 28                                           [X]
                        (Check appropriate box or boxes)
                   New England Variable Life Separate Account

                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02116
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                    Copy to:

                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP

                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                           ---------------------------

It is proposed that this filing will become effective (check appropriate box)

        [ ] immediately upon filing pursuant to paragraph (b)
        [X] on May 1, 2005 pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.

                           ZENITH FLEXIBLE LIFE 2001

                          Flexible Premium Adjustable
                        Variable Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

    You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

METROPOLITAN SERIES FUND, INC.


BlackRock Aggressive Growth Portfolio


BlackRock Bond Income Portfolio


BlackRock Diversified Portfolio


BlackRock Investment Trust Portfolio


BlackRock Large Cap Value Portfolio


BlackRock Legacy Large Cap Growth Portfolio


BlackRock Money Market Portfolio


BlackRock Strategic Value Portfolio

Davis Venture Value Portfolio
FI International Stock Portfolio
FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio
Franklin Templeton Small Cap Growth Portfolio
Harris Oakmark Focused Value Portfolio
Harris Oakmark Large Cap Value Portfolio

Jennison Growth Portfolio

Lehman Brothers(R) Aggregate Bond Index Portfolio
Loomis Sayles Small Cap Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife Stock Index Portfolio
MFS Investors Trust Portfolio
MFS Total Return Portfolio
Morgan Stanley EAFE(R) Index Portfolio

Neuberger Berman Mid Cap Value Portfolio


Oppenheimer Global Equity Portfolio

Russell 2000(R) Index Portfolio
Salomon Brothers Strategic Bond Opportunities Portfolio
Salomon Brothers U.S. Government Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio
Zenith Equity Portfolio

MetLife Conservative Allocation Portfolio


MetLife Conservative to Moderate Allocation Portfolio


MetLife Moderate Allocation Portfolio


MetLife Moderate to Aggressive Allocation Portfolio


MetLife Aggressive Allocation Portfolio


MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio
Janus Aggressive Growth Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Mid Cap Core Equity Portfolio
Met/AIM Small Cap Growth Portfolio
MFS Research International Portfolio
Neuberger Berman Real Estate Portfolio

Oppenheimer Capital Appreciation Portfolio


PIMCO Total Return Portfolio


RCM Global Technology Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
VIP Equity-Income Portfolio

VIP Overseas Portfolio


AMERICAN FUNDS INSURANCE SERIES

American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund


    You receive BlackRock Money Market Sub-Account performance until the later of 45 days after the date the application is signed or 10 days after we mail the Notice of Withdrawal Right. Thereafter, we invest the Policy's cash value according to your instructions.


    You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                  MAY 1, 2005

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-6
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-7
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-8
     Annual Eligible Fund Operating Expenses................   A-10
HOW THE POLICY WORKS........................................   A-14
THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS....   A-15
     The Company............................................   A-15
     The Variable Account...................................   A-15
     The Eligible Funds.....................................   A-15
     Share Classes of the Eligible Funds....................   A-19
     Certain Payments We Receive with Regard to the Eligible
      Funds.................................................   A-19
     Selection of the Eligible Funds........................   A-19
     Voting Rights..........................................   A-20
     Rights Reserved by NELICO..............................   A-20
THE POLICIES................................................   A-21
     Purchasing a Policy....................................   A-21
     Replacing Existing Insurance...........................   A-21
     Policy Owner and Beneficiary...........................   A-21
     24 Month Right.........................................   A-22
     Other Exchange Rights..................................   A-22
     Substitution of Insured Person.........................   A-22
     Group or Sponsored Arrangements........................   A-23
PREMIUMS....................................................   A-23
     Flexible Premiums......................................   A-23
     Amount Provided for Investment under the Policy........   A-24
     Right to Return the Policy.............................   A-24
     Allocation of Net Premiums.............................   A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S
  DESIGNATED OFFICE.........................................   A-25
     Payment of Proceeds....................................   A-26
CASH VALUE..................................................   A-26
     Net Investment Experience..............................   A-27
DEATH BENEFITS..............................................   A-27
     Death Proceeds Payable.................................   A-27
     Change in Death Benefit Option.........................   A-28
     Extending the Maturity Date............................   A-28
     Increase in Face Amount................................   A-28
     Reduction in Face Amount...............................   A-29
SURRENDERS AND PARTIAL SURRENDERS...........................   A-30
     Surrender..............................................   A-30
     Partial Surrender......................................   A-30

                                                              PAGE
                                                              -----
TRANSFERS...................................................   A-30
     Transfer Option........................................   A-30
     Dollar Cost Averaging/Asset Rebalancing................   A-32
LOANS.......................................................   A-32
LAPSE AND REINSTATEMENT.....................................   A-33
     Lapse..................................................   A-33
     Reinstatement..........................................   A-34
ADDITIONAL BENEFITS BY RIDER................................   A-34
THE FIXED ACCOUNT...........................................   A-35
     General Description....................................   A-35
     Values and Benefits....................................   A-36
     Policy Transactions....................................   A-36
CHARGES.....................................................   A-36
     Deductions from Premiums...............................   A-37
     Surrender Charge.......................................   A-38
     Transfer Charge........................................   A-40
     Deductions from Cash Value.............................   A-40
     Loan Interest Spread...................................   A-42
     Face Amount Increase Charge............................   A-42
     Charges Against the Eligible Funds and the Sub-Accounts
      of the Variable Account...............................   A-42
TAX CONSIDERATIONS..........................................   A-43
     Introduction...........................................   A-43
     Tax Status of the Policy...............................   A-43
     Tax Treatment of Policy Benefits.......................   A-43
     NELICO's Income Taxes..................................   A-47
DISTRIBUTION OF THE POLICIES................................   A-47
LEGAL PROCEEDINGS...........................................   A-49
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-49
EXPERTS.....................................................   A-49
FINANCIAL STATEMENTS........................................   A-49
GLOSSARY....................................................   A-50
APPENDIX A: TAX LAW AND THE DEATH BENEFIT...................   A-51
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  NET CASH VALUES...........................................   A-52

                         SUMMARY OF BENEFITS AND RISKS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

     DEATH PROCEEDS. The Policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

     CHOICE OF DEATH BENEFIT OPTION. You may choose between two death benefit options:

     --  a level death benefit that equals the Policy's face amount, and

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value.

     The death benefit under either option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option. A change in death benefit option may have tax consequences.

     PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments, or make additional payments. We can limit or prohibit payments in some situations, including cases where the insured is in a substandard risk class.

     RIGHT TO RETURN THE POLICY. You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within the first ten days (more in some states) following your receipt of the Policy, or within ten days after we mail the Notice of Withdrawal Right, whichever is latest. Upon cancellation of the Policy, we will refund any premiums paid, or any other amount that is required by state insurance law.


     INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of fifty-two investment Sub-Accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. You may change your allocation of future net premiums at any time.


     PARTIAL SURRENDERS. You may withdraw up to 75% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued loan interest. We reserve the right to limit partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.

     TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the Sub-Accounts or between the Sub-Accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions). We currently offer a dollar cost averaging program and may offer an asset rebalancing program.

     -- DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one Sub-Account to one or more other Sub-Accounts and/or the Fixed Account on a periodic basis.

     -- ASSET REBALANCING. Under the asset rebalancing program, we would automatically reallocate your Policy's cash value among the Sub-Accounts periodically to return the allocation to the percentages you specify.


     LOANS. You may borrow from the cash value of your Policy, in an amount equal to the Policy's "loan value." The loan value generally equals 90% (or more if required by state law) of the cash value of the Policy projected to the next Policy anniversary, less the Surrender Charge, less loan interest to the next interest due date. We charge you a maximum annual interest rate of 5.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.

     SURRENDERS. You may surrender the Policy for its net cash value at any time while the insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax.

     CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

     SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Level Term Insurance Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

     PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

     INVESTMENT RISK. If you invest your Policy's cash value in one or more Sub-Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

     SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 11 Policy years, you will generally be subject to a Surrender Charge as well as to income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial surrender from the Policy within the first 11 Policy years and the partial surrender reduces the face amount of the Policy. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because Surrender Charges determine net cash value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

     RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Sub-Accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse during the first five Policy years, if you pay certain required premium amounts. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

     RISK OF TERMINATION AT MATURITY. Unless the extended maturity option is part of your Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will terminate and we will pay to you the Policy's net cash value.

     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, or if a term rider is added, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

     Even if your Policy is treated as a life insurance contract for Federal tax purposes, your Policy may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

     If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the fifteenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

     LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Sub-Accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the Sub-Accounts or receive any higher current interest rate that may be credited to the Fixed Account.

     We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

     LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year.

     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

     A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    4% of premiums paid(1)   4% of premiums paid(1)
 on Premiums
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% of premiums paid    2.5% of premiums paid
 on Premiums
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1% of premiums paid      1% of premiums paid
 on Premiums
---------------------------------------------------------------------------------------------------
 Surrender Charge(2)
     Deferred Sales     On surrender, lapse or   In Policy years 2-5,     In Policy years 2-5, 72%
     Charge             face amount reduction    72% of premiums paid up  of premiums paid up to
                        in the first 11 Policy   to the Target Premium    the Target Premium (less
                        years                    (less in other Policy    in other Policy
                                                 years--see footnote)(3)  years--see footnote)(3)
     Deferred           On surrender, lapse or   $2.50 per $1,000 of      $2.50 per $1,000 of base
     Administrative     face amount reduction    base Policy face amount  Policy face amount (less
     Charge             in the first 11 Policy   (less in other Policy    in other Policy years)(4)
                        years                    years)(4)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value between                                     excess of 12 per Policy
                        Sub-Accounts and to the                           year
                        Fixed Account
---------------------------------------------------------------------------------------------------

------------
(1) The sales charge is 3% for (1) Policies used in a business situation or in a tax-qualified pension plan where either (a) the average face amount is at least $500,000, or (b) the Policies are issued on at least 25 lives and the average face amount is at least $250,000; or (2) all other Policies with a face amount of at least $500,000. For these purposes, face amount includes the face amount of any Level Term Insurance Rider.

(2) The Surrender Charge is comprised of a Deferred Sales Charge and a Deferred Administrative Charge. The Surrender Charge period is nine years for insureds whose issue age is 66 to 75 and five years for insureds whose issue age is 76 to 85. A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial surrender.

(3) The Target Premium varies based on issue age, sex, underwriting class and face amount. The Deferred Sales Charge in Policy year 1 is 55% of premiums paid up to the Target Premium. In Policy years 6-11 the charge is a declining percentage of the Target Premium that reaches 0% in the last month of Policy year 11. The Deferred Sales Charge for insureds whose issue age is above 55 is less than or equal to the amounts described.

(4) After the first Policy year, the Deferred Administrative Charge declines ratably on a monthly basis over the next ten Policy years until it reaches $0 in the last month of Policy year 11.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum   Monthly                  $.01 to $500.00 per      $.06 to $500.00 per
  Charge                                         $1,000 of net amount at  $1,000 of net amount at
                                                 risk(2)                  risk(2)
  Charge in the first   Monthly                  $.14 per $1,000 of net   $.14 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
  with a base Policy
  face amount of
  $300,000
---------------------------------------------------------------------------------------------------
 Policy Fee             Monthly                  $15 in Policy year 1     $15 in Policy year 1
                                                 $5 in Policy years 2+    $7 in Policy years 2+
                                                 ($6 for Policies owned
                                                 by tax-qualified
                                                 pension plans)
---------------------------------------------------------------------------------------------------
 Mortality and Expense  Daily                    .25% in all Policy       .50% in all Policy years
 Risk Charge (annual                             years(3)
 rate imposed on the
 Variable Account
 assets)
---------------------------------------------------------------------------------------------------
 Administrative Charge  Monthly                  $.08 per $1,000 of base  $.08 per $1,000 of base
                                                 Policy face amount in    Policy face amount in
                                                 Policy year 1            Policy year 1
                                                 $.02 per $1,000 of base  $.04 per $1,000 of base
                                                 Policy face amount in    Policy face amount in
                                                 Policy years 2+ ($.03    Policy years 2+
                                                 per $1,000 of base
                                                 Policy face amount for
                                                 Policies owned by
                                                 tax-qualified pension
                                                 plans)(4)
---------------------------------------------------------------------------------------------------
 Loan Interest          Annually (or on loan     1.5% of loan collateral  1.5% of loan collateral
 Spread(5)              termination, if
                        earlier)
---------------------------------------------------------------------------------------------------

------------
(1) The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

(2) The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.

(3) The current Mortality and Expense Risk Charge is .20% per year for (1) Policies used in a business situation or in a tax-qualified pension plan where either (a) the average face amount is at least $500,000, or (b) the Policies are issued on at least 25 lives and the average face amount is at least $250,000; or (2) all other Policies with a face amount of at least $500,000. For these purposes, face amount includes the face amount of any Level Term Insurance Rider.

(4) After the first Policy year, the current Administrative Charge will not exceed $40 per month ($60 per month for Policies owned by tax-qualified pension plans).

(5) We charge interest on Policy loans at an effective rate of 5.5% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is 1.5% in Policy years 1-15, .25% in Policy years 16-25 and .10% thereafter.

 Charges for Optional Features (Riders):

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Level Term Insurance
 Rider

  Minimum and Maximum   Monthly                  $.01 to $500.00 per      $.06 to $500.00 per
  Charge                                         $1,000 of net amount at  $1,000 of net amount at
                                                 risk                     risk
  Charge in the first
  Policy year for a     Monthly                  $.07 per $1,000 of net   $.19 per $1,000 of net
  male insured, age                              amount at risk           amount at risk
  40, in the nonsmoker
  preferred
  underwriting class
  with a rider face
  amount of $250,000
---------------------------------------------------------------------------------------------------
 Temporary Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.03 to $9.00 per        $.03 to $9.00 per $1,000
  Charge                                         $1,000 of rider face     of rider face amount
                                                 amount
  Charge for a male     Monthly                  $.06 per $1,000 of       $.06 per $1,000 of rider
  insured, age 35, in                            rider face amount        face amount
  the nonsmoker
  preferred
  underwriting class
  with a rider face
  amount of $300,000
---------------------------------------------------------------------------------------------------
 Children's Life        Monthly                  $.50 per $1,000 of       $.50 per $1,000 of rider
 Insurance Rider                                 rider face amount        face amount
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $.86 to $67.77 per $100  $.86 to $67.77 per $100
  Charge                                         of Monthly Deduction     of Monthly Deduction
  Charge in the first   Monthly                  $1.86 per $100 of        $1.86 per $100 of Monthly
  Policy year for a                              Monthly Deduction        Deduction
  male insured, age
  35, in the preferred
  nonsmoker
  underwriting class
---------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2004, before and after any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................    .30%     1.15%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense
  reimbursements)*........................................    .29%     1.15%


---------------


* The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2006, as described in more detail below.



     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2004 (estimated operating expenses for 2005 for the MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, annualized from the Portfolios' May 1, 2005 start date), before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                                     NET TOTAL
                                                                                                                      ANNUAL
                                                                                                                     EXPENSES
                                                                                                                     INCLUDING
                                                                                                                   ESTIMATED NET
                                                                        GROSS        FEE WAIVERS      NET TOTAL     EXPENSES OF
                                MANAGEMENT    OTHER                  TOTAL ANNUAL    AND EXPENSE       ANNUAL       UNDERLYING
                                   FEES      EXPENSES   12B-1 FEES     EXPENSES     REIMBURSEMENTS   EXPENSES(1)   PORTFOLIOS(1)
                                ----------   --------   ----------   ------------   --------------   -----------   -------------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
BlackRock Aggressive Growth
  Portfolio...................     .73%         .06%       .00%           .79%            .00%            .79%
BlackRock Bond Income
  Portfolio...................     .40%         .06%       .00%           .46%            .00%            .46%(2)
BlackRock Diversified
  Portfolio...................     .44%         .06%       .00%           .50%            .00%            .50%
BlackRock Investment Trust
  Portfolio...................     .49%         .05%       .00%           .54%            .00%            .54%
BlackRock Large Cap Value
  Portfolio...................     .70%         .23%       .00%           .93%            .00%            .93%(2)
BlackRock Legacy Large Cap
  Growth Portfolio............     .74%         .06%       .00%           .80%            .00%            .80%
BlackRock Money Market
  Portfolio...................     .35%         .07%       .00%           .42%            .01%            .41%(2)
BlackRock Strategic Value
  Portfolio...................     .83%         .06%       .00%           .89%            .00%            .89%
Davis Venture Value
  Portfolio...................     .72%         .06%       .00%           .78%            .00%            .78%
FI International Stock
  Portfolio...................     .86%         .22%       .00%          1.08%            .00%           1.08%
FI Mid Cap Opportunities
  Portfolio...................     .68%         .07%       .00%           .75%            .00%            .75%
FI Value Leaders Portfolio....     .66%         .08%       .00%           .74%            .00%            .74%
Franklin Templeton Small Cap
  Growth Portfolio............     .90%         .25%       .00%          1.15%            .00%           1.15%(2)
Harris Oakmark Focused Value
  Portfolio...................     .73%         .05%       .00%           .78%            .00%            .78%
Harris Oakmark Large Cap Value
  Portfolio...................     .73%         .06%       .00%           .79%            .00%            .79%
Jennison Growth Portfolio.....     .65%         .06%       .00%           .71%            .00%            .71%

                                                                                                                     NET TOTAL
                                                                                                                      ANNUAL
                                                                                                                     EXPENSES
                                                                                                                     INCLUDING
                                                                                                                   ESTIMATED NET
                                                                        GROSS        FEE WAIVERS      NET TOTAL     EXPENSES OF
                                MANAGEMENT    OTHER                  TOTAL ANNUAL    AND EXPENSE       ANNUAL       UNDERLYING
                                   FEES      EXPENSES   12B-1 FEES     EXPENSES     REIMBURSEMENTS   EXPENSES(1)   PORTFOLIOS(1)
                                ----------   --------   ----------   ------------   --------------   -----------   -------------
Lehman Brothers Aggregate Bond
  Index Portfolio.............     .25%         .07%       .00%           .32%            .01%            .31%(2)
Loomis Sayles Small Cap
  Portfolio...................     .90%         .08%       .00%           .98%            .05%            .93%(2)
MetLife Mid Cap Stock Index
  Portfolio...................     .25%         .10%       .00%           .35%            .01%            .34%(2)
MetLife Stock Index
  Portfolio...................     .25%         .05%       .00%           .30%            .01%            .29%(2)
MFS Investors Trust
  Portfolio...................     .75%         .22%       .00%           .97%            .00%            .97%(2)
MFS Total Return Portfolio....     .50%         .14%       .00%           .64%            .00%            .64%
Morgan Stanley EAFE Index
  Portfolio...................     .30%         .29%       .00%           .59%            .01%            .58%(2)
Neuberger Berman Mid Cap Value
  Portfolio...................     .68%         .08%       .00%           .76%            .00%            .76%
Oppenheimer Global Equity
  Portfolio...................     .62%         .19%       .00%           .81%            .00%            .81%
Russell 2000 Index
  Portfolio...................     .25%         .12%       .00%           .37%            .01%            .36%(2)
Salomon Brothers Strategic
  Bond Opportunities
  Portfolio...................     .65%         .12%       .00%           .77%            .00%            .77%
Salomon Brothers U.S.
  Government Portfolio........     .55%         .09%       .00%           .64%            .00%            .64%
T. Rowe Price Large Cap Growth
  Portfolio...................     .62%         .12%       .00%           .74%            .00%            .74%(2)
T. Rowe Price Small Cap Growth
  Portfolio...................     .52%         .08%       .00%           .60%            .00%            .60%
Zenith Equity Portfolio.......     .00%         .01%       .00%           .01%            .00%            .01%          .74%(3)
MetLife Conservative
  Allocation Portfolio........     .10%         .25%       .00%           .35%            .25%            .10%(2)       .75%(4)
MetLife Conservative to
  Moderate Allocation
  Portfolio...................     .10%         .08%       .00%           .18%            .08%            .10%(2)       .77%(4)
MetLife Moderate Allocation
  Portfolio...................     .10%         .05%       .00%           .15%            .05%            .10%(2)       .79%(4)
MetLife Moderate to Aggressive
  Allocation Portfolio........     .10%         .06%       .00%           .16%            .06%            .10%(2)       .82%(4)
MetLife Aggressive Allocation
  Portfolio...................     .10%         .19%       .00%           .29%            .19%            .10%(2)       .84%(4)
MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
Harris Oakmark International
  Portfolio...................     .84%         .20%       .00%          1.04%            .00%           1.04%(5,6)
Janus Aggressive Growth
  Portfolio...................     .68%         .14%       .00%           .82%            .00%            .82%(5,6)
Lord Abbett Bond Debenture
  Portfolio...................     .52%         .06%       .00%           .58%            .00%            .58%(5)
Met/AIM Mid Cap Core Equity
  Portfolio...................     .73%         .12%       .00%           .85%            .00%            .85%(5,6)
Met/AIM Small Cap Growth
  Portfolio...................     .90%         .13%       .00%          1.03%            .00%           1.03%(5,6)
MFS Research International
  Portfolio...................     .77%         .29%       .00%          1.06%            .06%           1.00%(5,6)
Neuberger Berman Real Estate
  Portfolio...................     .70%         .14%       .00%           .84%            .00%            .84%(5)
Oppenheimer Capital
  Appreciation Portfolio......     .60%         .09%       .00%           .69%            .00%            .69%(5)
PIMCO Total Return
  Portfolio...................     .50%         .07%       .00%           .57%            .00%            .57%
RCM Global Technology
  Portfolio...................     .90%         .01%       .00%           .91%            .00%            .91%(5)
T. Rowe Price Mid-Cap Growth
  Portfolio...................     .75%         .15%       .00%           .90%            .00%            .90%(5,6)
FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS SHARES)
VIP Equity-Income Portfolio...     .47%         .11%       .00%           .58%            .00%            .58%
VIP Overseas Portfolio........     .72%         .19%       .00%           .91%            .00%            .91%

                                                                                                                     NET TOTAL
                                                                                                                      ANNUAL
                                                                                                                     EXPENSES
                                                                                                                     INCLUDING
                                                                                                                   ESTIMATED NET
                                                                        GROSS        FEE WAIVERS      NET TOTAL     EXPENSES OF
                                MANAGEMENT    OTHER                  TOTAL ANNUAL    AND EXPENSE       ANNUAL       UNDERLYING
                                   FEES      EXPENSES   12B-1 FEES     EXPENSES     REIMBURSEMENTS   EXPENSES(1)   PORTFOLIOS(1)
                                ----------   --------   ----------   ------------   --------------   -----------   -------------
AMERICAN FUNDS INSURANCE
  SERIES
  (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund.........     .77%         .04%       .25%          1.06%            .00%           1.06%
American Funds Growth Fund....     .35%         .01%       .25%           .61%            .00%            .61%
American Funds Growth-Income
  Fund........................     .29%         .02%       .25%           .56%            .00%            .56%



---------------



(1) Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.



(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. ("Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2006, the following percentages: .95% for the BlackRock Large Cap Value Portfolio, 1.15% for the Franklin Templeton Small Cap Growth Portfolio, .10% for the MetLife Conservative Allocation Portfolio, .10% for the MetLife Conservative to Moderate Allocation Portfolio, .10% for the MetLife Moderate Allocation Portfolio, .10% for the MetLife Moderate to Aggressive Allocation Portfolio, .10% for the MetLife Aggressive Allocation Portfolio and 1.00% for the MFS Investors Trust Portfolio. Under the agreement, if certain conditions are met, these Portfolios may reimburse MetLife Advisers for fees waived and Expenses paid if, in the future, actual Expenses are less than these expense limits. Under the Expense Agreement, MetLife Advisers will also waive the management fee payable by certain Portfolios in the following percentage amounts: .05% for the Loomis Sayles Small Cap Portfolio, .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the MetLife Mid Cap Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, .025% on assets in excess of $1 billion and less than $2 billion for the BlackRock Bond Income Portfolio, .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio and .015% on the first $50 million of assets for the T. Rowe Price Large Cap Growth Portfolio.



(3) The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (the "Underlying Portfolios"). The Portfolio has its own operating expenses and bears its pro-rata portion of the operating expenses of the Underlying Portfolios, including the management fee. For the year ended December 31, 2004, Gross Total Annual Expenses and Net Total Annual Expenses for the Underlying Portfolios were .73%. Policy Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of investing in the Portfolio.



(4) This Portfolio is a fund of funds that invests substantially all of its assets in other Portfolios of the Met Series Fund and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The estimated expenses of the underlying portfolios, after applicable fee waivers and expense reimbursements, are: .65% for the MetLife Conservative Allocation Portfolio, .67% for the MetLife Conservative to Moderate Allocation Portfolio, .69% for the MetLife Moderate Allocation Portfolio, .72% for the MetLife Moderate to Aggressive Allocation Portfolio and .74% for the MetLife Aggressive Allocation Portfolio. The estimated gross total annual operating expenses of the Portfolios, including the total operating expenses of the underlying portfolios before applicable fee waivers and expense reimbursements, are: 1.00% for the MetLife Conservative Allocation Portfolio, .85% for the MetLife Conservative to Moderate Allocation Portfolio, .85% for the MetLife Moderate Allocation Portfolio, .88% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.04% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.



(5) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2006, the following percentages: 1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Expenses of the MFS Research International Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses of the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio and the RCM Global Technology Portfolio have been restated to reflect management fee reductions that became effective May 1, 2005. Due to a waiver not shown in the table, actual Net Total Annual Expenses for the Oppenheimer Capital Appreciation Portfolio were .68% for the year ended December 31, 2004.



(6) Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .01% for the Harris Oakmark International Portfolio, .05% for the Janus Aggressive Growth Portfolio, .02% for the Met/AIM Mid Cap Core Equity Portfolio, .01% for the Met/AIM Small Cap Growth Portfolio, .12% for the MFS Research International Portfolio and .07% for the T. Rowe Price Mid-Cap Growth Portfolio.



     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with NELICO.



     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                              HOW THE POLICY WORKS

                         [FLOW CHART]
PREMIUM PAYMENTS

* Flexible

* Planned premium options
-Minimum premium (in first five Policy years)

CHARGES FROM PREMIUM PAYMENTS

* Sales Load: 4% (3% for certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans).

* State Premium Tax Charge: 2.5%

* Charge for Federal Taxes: 1%

LOANS

* After the free look period, you may borrow a portion of your cash value

* Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.25% interest for Policy years 16 through 25, and 5.40% thereafter.)

RETIREMENT BENEFITS

* Fixed settlement options are available for policy proceeds

CASH VALUES

* Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (after an initial period in the BlackRock Money Market Sub-Account)

* The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

* We do not guarantee the cash value invested in the Eligible Funds

* Any earnings you accumulate are generally free of any current income taxes

* You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account) after the free look period. Currently we do not limit the number of sub-account transfers you can make in a Policy year (subject to restrictions we impose on "market timing" transfers).

* We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account

* You may allocate your cash value among a maximum of ten accounts at any one time

DEATH BENEFIT

* Level or Variable Death Benefit Options

* Guaranteed not to be less than face amount (less any loan balance) during first five Policy years if the five-year Minimum Premium guarantee is in effect.

* Income tax free to named beneficiary

DAILY DEDUCTIONS FROM ASSETS OF THE VARIABLE ACCOUNT

* Mortality and expense risk charges of .25% (guaranteed not to exceed .50%) on an annual basis are deducted from the cash value. For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans, charge is currently .20% rather than .25%

* Investment advisory fees and other expenses are deducted from the Eligible Fund values

BEGINNING OF MONTH CHARGES

* We deduct the cost of insurance protection (reflecting any substandard risk or automatic issue rating) from the cash value each month

* Any Rider Charges

* Policy Fee: $15.00 (not to exceed $15.00) per month (first year) and $5.00 (not to exceed $7.00) per month thereafter. For Policies sold to tax-qualified pension plans charge is currently $6.00 per month after first year.

* Administrative Charge: $.08 (guaranteed not to exceed $.08) per $1000 face amount monthly (first year) and $.02 (guaranteed not to exceed $.04) per $1000 face amount monthly (after first year). For Policies sold to tax-qualified pension plans charge is currently $.03 per $1,000 after first year.

SURRENDER CHARGES

* Deferred Sales Charge and Deferred Administrative Charge

LIVING BENEFITS

* If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits

* You may surrender the Policy at any time for its cash surrender value

* Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

* Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

* Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY


     New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.


THE VARIABLE ACCOUNT

     The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account.

THE ELIGIBLE FUNDS

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


METROPOLITAN SERIES FUND, INC.                  ADVISER: METLIFE ADVISERS, LLC



ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------

BlackRock Aggressive Growth      BlackRock Advisors, Inc.(1)      Maximum capital appreciation.
Portfolio (formerly State
Street Research Aggressive
Growth)

BlackRock Bond Income Portfolio  BlackRock Advisors, Inc.(1)      A competitive total return primarily
(formerly, State Street                                           from investing in fixed-income
Research Bond Income)                                             securities.

BlackRock Diversified Portfolio  BlackRock Advisors, Inc.(1)      High total return while attempting to
(formerly State Street Research                                   limit investment risk and preserve
Diversified)                                                      capital.

BlackRock Investment Trust       BlackRock Advisors, Inc.(1)      Long-term growth of capital and
Portfolio (formerly State                                         income.
Street Research Investment
Trust)

BlackRock Large Cap Value        BlackRock Advisors, Inc.(1)      Long-term growth of capital.
Portfolio (formerly State
Street Research Large Cap
Value)

ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------
BlackRock Legacy Large Cap       BlackRock Advisors, Inc.(1)      Long-term growth of capital.
Growth Portfolio (formerly
State Street Research Large Cap
Growth)

BlackRock Money Market           BlackRock Advisors, Inc.(1)      A high level of current income
Portfolio (formerly State                                         consistent with preservation of
Street Research Money                                             capital.
Market)(2)

BlackRock Strategic Value        BlackRock Advisors, Inc.(1)      High total return, consisting
Portfolio (formerly State                                         principally of capital appreciation.
Street Research Aurora)

Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(3)

FI International Stock           Fidelity Management & Research   Long-term growth of capital.
Portfolio                        Company

FI Mid Cap Opportunities         Fidelity Management & Research   Long-term growth of capital.
Portfolio                        Company

FI Value Leaders Portfolio       Fidelity Management & Research   Long-term growth of capital.
                                 Company

Franklin Templeton Small Cap     Franklin Advisers, Inc.          Long-term capital growth.
Growth Portfolio

Harris Oakmark Focused Value     Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Harris Oakmark Large Cap Value   Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Jennison Growth Portfolio        Jennison Associates LLC          Long-term growth of capital.

Lehman Brothers Aggregate Bond   Metropolitan Life Insurance      To equal the performance of the
Index Portfolio                  Company                          Lehman Brothers Aggregate Bond Index.

Loomis Sayles Small Cap          Loomis, Sayles & Company, L.P.   Long-term capital growth from
Portfolio                                                         investments in common stocks or other
                                                                  equity securities.

MetLife Mid Cap Stock Index      Metropolitan Life Insurance      To equal the performance of the
Portfolio                        Company                          Standard & Poor's MidCap 400
                                                                  Composite Stock Price Index.

MetLife Stock Index Portfolio    Metropolitan Life Insurance      To equal the performance of the
                                 Company                          Standard & Poor's 500 Composite Stock
                                                                  Price Index.

MFS Investors Trust Portfolio    Massachusetts Financial          Long-term growth of capital with a
                                 Services Company                 secondary objective to seek
                                                                  reasonable current income.

MFS Total Return Portfolio       Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.

Morgan Stanley EAFE Index        Metropolitan Life Insurance      To equal the performance of the MSCI
Portfolio                        Company                          EAFE Index.

Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
Portfolio (formerly Neuberger    Inc.
Berman Partners Mid Cap Value)

ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------
Oppenheimer Global Equity        OppenheimerFunds, Inc.(4)        Capital appreciation.
Portfolio (formerly Scudder
Global Equity)

Russell 2000 Index Portfolio     Metropolitan Life Insurance      To equal the return of the Russell
                                 Company                          2000 Index.

Salomon Brothers Strategic Bond  Salomon Brothers Asset           To maximize total return consistent
Opportunities Portfolio          Management Inc(5)                with preservation of capital.

Salomon Brothers U.S.            Salomon Brothers Asset           To maximize total return consistent
Government Portfolio             Management Inc                   with preservation of capital and
                                                                  maintenance of liquidity.

T. Rowe Price Large Cap Growth   T. Rowe Price Associates, Inc.   Long-term growth of capital and,
Portfolio                                                         secondarily, dividend income.

T. Rowe Price Small Cap Growth   T. Rowe Price Associates, Inc.   Long-term capital growth.
Portfolio

Zenith Equity Portfolio(6)       N/A                              Long-term capital appreciation.

MetLife Conservative Allocation  N/A                              A high level of current income, with
Portfolio                                                         growth of capital as a secondary
                                                                  objective.

MetLife Conservative to          N/A                              A high total return in the form of
Moderate Allocation Portfolio                                     income and growth of capital, with a
                                                                  greater emphasis on income.

MetLife Moderate Allocation      N/A                              A balance between a high level of
Portfolio                                                         current income and growth of capital,
                                                                  with a greater emphasis on growth of
                                                                  capital.

MetLife Moderate to Aggressive   N/A                              Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation    N/A                              Growth of capital.
Portfolio



MET INVESTORS SERIES TRUST                      ADVISER: MET INVESTORS ADVISORY
                                                LLC



ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------

Harris Oakmark International     Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Janus Aggressive Growth          Janus Capital Management LLC     Long-term growth of capital.
Portfolio

Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           High current income and the
Portfolio                                                         opportunity for capital appreciation
                                                                  to produce a high total return.

Met/AIM Mid Cap Core Equity      A I M Capital Management, Inc.   Long-term growth of capital.
Portfolio

Met/AIM Small Cap Growth         A I M Capital Management, Inc.   Long-term growth of capital.
Portfolio

MFS Research International       Massachusetts Financial          Capital appreciation.
Portfolio                        Services Company

ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------
Neuberger Berman Real Estate     Neuberger Berman Management      Total return through investment in
Portfolio                        Inc.                             real estate securities, emphasizing
                                                                  both capital appreciation and current
                                                                  income.

Oppenheimer Capital              OppenheimerFunds, Inc.           Capital appreciation.
Appreciation Portfolio

PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return, consistent with
                                 Company LLC                      the preservation of capital and
                                                                  prudent investment management.

RCM Global Technology Portfolio  RCM Capital Management LLC(7)    Capital appreciation; no
(formerly, PIMCO PEA                                              consideration is given to income.
Innovation)

T. Rowe Price Mid-Cap Growth     T. Rowe Price Associates, Inc.   Long-term growth of capital.
Portfolio



FIDELITY VARIABLE INSURANCE PRODUCTS            ADVISER: FIDELITY MANAGEMENT &
                                                RESEARCH COMPANY



ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------

VIP Equity-Income Portfolio      FMR Co., Inc.                    Reasonable income by investing
                                                                  primarily in income producing equity
                                                                  securities. The fund will also
                                                                  consider the potential for capital
                                                                  appreciation. The fund's goal is to
                                                                  achieve a yield which exceeds the
                                                                  composite yield on the securities
                                                                  comprising the Standard & Poor's
                                                                  500(SM) Index.

VIP Overseas Portfolio           FMR Co., Inc.                    Long-term growth of capital.



AMERICAN FUNDS INSURANCE SERIES                 ADVISER: CAPITAL RESEARCH AND
                                                MANAGEMENT COMPANY



ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------

American Funds Global Small      N/A                              Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund       N/A                              Capital appreciation through stocks.

American Funds Growth-Income     N/A                              Capital appreciation and income.
Fund



---------------



(1) Prior to January 31, 2005, State Street Research & Management Company was the sub-adviser to this Portfolio.



(2) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.



(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.



(4) Prior to May 1, 2005, Deutsche Investment Management Americas Inc. was the sub-adviser to this Portfolio.



(5) Salomon Brothers Asset Management Inc may also delegate certain responsibilities to Citigroup Asset Management Limited, a London-based affiliate.

(6) The Zenith Equity Portfolio is a fund of funds that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.



(7) Prior to January 15, 2005, PEA Capital LLC was the sub-adviser to this Portfolio.



FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.


     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS



     An investment adviser (other than our affiliates MetLife Advisers and Met Investors Advisory) or sub-adviser of an Eligible Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Eligible Funds. The amount of the compensation is not deducted from Eligible Fund assets and does not decrease the Eligible Fund's investment return. The amount of the compensation is based on a percentage of assets of the Eligible Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .11%. Additionally, an investment adviser or sub-adviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.



     We and certain of our affiliated insurance companies are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from an Eligible Fund. We may benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Fee Tables -- Annual Eligible Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to sub-advisers.)



     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Eligible Fund's prospectus. (See also "Fee Tables -- Annual Eligible Fund Operating Expenses" and "Distribution of the Policies.") The payments are deducted from the assets of the Eligible Funds and are paid to our Distributor. These payments decrease the Eligible Funds' investment return.



     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")



SELECTION OF THE ELIGIBLE FUNDS



     We select the Eligible Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or sub-adviser is one of our affiliates or whether the Eligible Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. We do not provide investment advice and do not recommend or endorse any particular Eligible Fund.


VOTING RIGHTS

     We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions.

     We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO


     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right, in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value, or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations (such as dollar cost averaging or premium payments made through our pre-authorized checking arrangement) are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the BlackRock Money Market Sub-Account.


     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     The Policies are available for insureds from the age of one to 80 on an underwritten basis and from the age of 20 to 70 on an automatic issue basis. (We issue automatic issue Policies based on very limited underwriting information. Automatic issue Policies are not available in New Jersey.) We may consent to issue the Policies on insureds below the age of one and up to age 85. All persons must meet our underwriting and other requirements. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. The minimum base Policy face amount available is $25,000 for pension plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"). For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies or riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations".)

24 MONTH RIGHT

     GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us. Increase Policies have the same 24 Month Right.

     You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

     The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Month Right.

     FOR POLICIES ISSUED IN MARYLAND, NEW YORK AND NEW JERSEY. Under Policies issued in Maryland, New York and New Jersey, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and Policy Date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

     Contact our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

OTHER EXCHANGE RIGHTS

     FOR POLICIES ISSUED IN NEW YORK. Under policies issued in New York, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate which provides Paid-up Insurance. Paid-up Insurance will be provided by using the net cash value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-up Insurance is permanent insurance with no further premiums due. The face amount of the new policy of Paid-up Insurance may be less than the face amount of this Policy.

     GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, we offer the additional option of exchanging the face amount of your Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval. It is not available to any tax-qualified pension plan.) Contact us or your registered representative for more information about this feature.

SUBSTITUTION OF INSURED PERSON

     Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. This feature is not available to tax-qualified pension plans. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial surrender of cash value. (No Surrender Charge will apply.)

     Your registered representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.

GROUP OR SPONSORED ARRANGEMENTS

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made through the pre-authorized checking arrangement, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to our Designated Office. (See "Receipt of Communications and Payments of NELICO's Designated Office".) However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or CDC Nvest Cash Management Trust account under our pre-authorized checking arrangement.

     Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".) You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Sub-Accounts on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     Under our current processing, we treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, we treat a payment as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means the earlier of receipt by a NELICO agency or by our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits".)

     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery and the investment start date is the date your initial premium is received at a NELICO agency or at our Designated Office, whichever is earlier. (See "Receipt of Communications and Payments at NELICO's Designated Office".) Monthly Deductions begin on the Policy Date. We credit interest at a 4% net annual rate on the net Minimum Premium (see "Lapse") for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium due for the first quarter (or on receipt of the number of monthly payments due under our pre-authorized checking arrangement.)

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.

RIGHT TO RETURN THE POLICY

     You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law).


     FOR POLICIES ISSUED IN CALIFORNIA. You may cancel the Policy within 10 days after you receive it and we will refund the Policy's cash value. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it and we will generally refund the premiums you paid, if you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account. If, on the other hand, you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's cash value.


ALLOCATION OF NET PREMIUMS


     We generally hold your initial net premium in the BlackRock Money Market Sub-Account from the investment start date until the later of 45 days after the application is signed or 10 days after we mail the Notice of Withdrawal Right. Then we allocate the Policy's cash value to the Sub-Accounts and/or the Fixed Account as you choose.


     You can allocate your Policy's premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than 10 accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each Sub-Account selected in whole percentages; currently we will permit you to allocate any whole percentage to a Sub-Account. For special rules regarding allocations to the Fixed Account, see "The Fixed Account".

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request or over the Internet. (See "Receipt of Communications and Payments at NELICO's Designated Office.")


     FOR POLICIES ISSUED IN CALIFORNIA. We allocate your initial net premium to the Sub-Accounts and/or the Fixed Account as of the investment start date. If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.


     When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


     Premium Payments                New England Financial
                                     P.O. Box 371499
                                     Pittsburgh, PA 15250-7499


     Payment Inquiries and
     Correspondence                  New England Financial/MetLife
                                     P.O. Box 30440
                                     Tampa, FL 33630-3440

     Beneficiary and Ownership
     Changes                         New England Financial/MetLife
                                     P.O. Box 541
                                     Warwick, RI 02887-0541

     Surrenders, Loans,
     Withdrawals and
     Sub-Account Transfers           New England Financial/MetLife
                                     P.O. Box 543
                                     Warwick, RI 02887-0543

     Cancellations (Free Look
     Period) New England Financial/MetLife Johnstown Compliance Resource Center Free Look Unit
                                     500 Schoolhouse Road
                                     Johnstown, PA 15904


     Death Claims                    New England Financial/MetLife
                                     P.O. Box 353
                                     Warwick, RI 02887-0353



     Sub-Account Transfers by
Telephone                            (800) 200-2214


     All Other Telephone
     Transactions
     and Inquiries                   (800) 388-4000

     You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, Internet or facsimile are genuine. Any telephone, Internet or facsimile instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.


     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

PAYMENT OF PROCEEDS

     We ordinarily pay any net cash value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or Sub-Account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's sub-accounts

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the general account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial surrenders

     -- transfers among the sub-accounts and Fixed Account

     We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loans", "Surrender Charge", and "Deductions from Cash Value".)

     The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

     The net investment experience of the Sub-Accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each Sub-Account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

     A Sub-Account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account (currently only the mortality and expense risk charge) for that period.

     The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

     The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

     To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. (See Appendix A.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums").

     TERM RIDER "IN" OR "OUT." If you add a Level Term Insurance Rider to the Policy, you can have the face amount of the rider added to the face amount of the Policy for purposes of calculating the Option 1 or Option 2 death benefit. Your election is irrevocable. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for a higher death benefit relative to the cash value (as described above); also, you may be able to convert "outside term" (but not "inside term") coverage to permanent insurance. If you choose "outside term", any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with "inside term". These increases lead to a higher death benefit and higher cost of insurance charges. For Policies issued in New York, the Level Term Insurance Rider may only be treated as "outside term". For information on the term riders, see "Additional Benefits by Rider".

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the amount due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and

Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of death, unless we already included this amount in the death benefit calculation because of Federal tax law requirements (see "Death Benefit Options" above and Appendix A). Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year, you may change your death benefit option by written request to our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office"). The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) If your Policy was issued in New York, you may not change your death benefit option during the grace period.

     If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent; however, special rules apply for some business situations and for tax-qualified pension plans. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. There is no Surrender Charge for a face amount reduction or partial surrender on a change from Option 1 to Option 2.

     If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

EXTENDING THE MATURITY DATE

     In all states where it is approved, we will issue your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the insured's death. The death benefit we pay on and after the original Maturity Date depends on the insured's issue age.

     If the insured's issue age was below 81 the endorsement extends the face amount of the Policy. It provides that the death benefit on and after the original Maturity Date is the greater of (1) the cash value on the date of death and (2) the Policy face amount at the original Maturity Date, or at age 80, whichever is less. If the insured's issue age was above 80 the death benefit we pay on and after the original Maturity Date equals the cash value on the date of death.

     Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

     The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

INCREASE IN FACE AMOUNT

     The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new Policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Under Increase Policies, we generally waive the monthly Policy Fee; we usually base the monthly administrative charge on the Policy year of the initial Policy; the minimum required face amount for an Increase Policy is $25,000; and you may reduce the face amount of the Increase Policy to below $25,000. Otherwise, an Increase Policy is subject to the same terms and conditions as Policies we are currently issuing at the time of the increase unless we are required to issue a Policy with the same terms and conditions as the Policy you purchased. For policies issued in New York, a face increase or Increase Policy is not available during the grace period.

     We may in the future administer face amount increases as increases in the face amount of the initial Policy. A maximum Face Amount Increase Administrative Charge of $2.50 per $1,000 of the face amount increase will apply to each increase when it takes effect. Certain terms and conditions will apply to increases in face amount, as outlined in the Policy. A separate Target Premium amount will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase. The Policy's Surrender Charge schedule will apply separately to each face amount segment, starting with the effective date of the face amount segment. Monthly Deductions (including cost of insurance charges) will be based on the increase in coverage and will reflect, in whole or in part, any change in risk classification of the insured, according to our rules. (See "Charges".) An increase in face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.

     When increases in the face amount of the initial Policy are available, we will give Policy Owners who have purchased Increase Policies an opportunity to consolidate coverage under initial and Increase Policies. The Face Amount Increase Administrative Charge will not apply to the consolidation. Consolidation of coverage may raise issues under federal tax law. You should consult a tax advisor before requesting a consolidation.

     For Policies issued in some business situations on an automatic issue basis, we may offer annual face amount increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We determine limits on the annual and/or total amount of face increases per Policy that we will permit on an automatic issue basis at issue. Increases over this limit will require underwriting. The Salary Refresh program is not available for Policies with the Option 2 death benefit.

     We may also offer the Salary Refresh program for Policies issued on an underwritten basis in some business situations. Any Salary Refresh face amount increases under these Policies are underwritten in connection with the application for the initial face amount of the Policies, and are subject to limits that we determine at that time.

     The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

REDUCTION IN FACE AMOUNT

     You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)

     If you decrease the face amount of your Policy, we also decrease the Target Premium, on which we base any future Surrender Charges. We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent; special rules apply in business situations.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law.

     A face amount reduction takes effect as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on face reduction procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     A reduction in the face amount of a Policy may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDER

     You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid on surrender by the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the grace period, we reduce the net cash value by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

     You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium, on which we base any future Surrender Charges. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

     We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year. (In some business situations or for some tax-qualified pension plans we may permit you to withdraw a higher percentage of the net cash value.)

     We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge that can be applied under your Policy.

     You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".

     A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial surrender procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

                                   TRANSFERS

TRANSFER OPTION

     After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit Sub-Account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of Sub-Account transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


     Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).



     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, VIP Overseas Portfolio and American Funds Global Small Capitalization Fund) and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds.



     In addition, Policy Owners and other persons with interests in the Policies should be aware that some Eligible Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Eligible Funds.



     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.



DOLLAR COST AVERAGING/ASSET REBALANCING


     The Policy currently offers a dollar cost averaging program and may offer an asset rebalancing program. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers under these programs towards these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) You should contact our Designated Office or your registered representative for information on loan procedures.

     The Policy's loan value equals:

     (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

     (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

     (iii)  loan interest to the next loan interest due date.

     The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.

     A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. You may repay all or part of your loan at any time while the insured is still alive. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid at that time, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years, 5.25% for Policy years 16 through 25, and 5.40% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the first 15 Policy years.) We credit this interest amount to the Policy's Sub-Accounts annually, in proportion to the cash value in each. (For Policies issued in New York, we will credit not less than 4.75% per year in Policy years 16 through 25, and 4.9% thereafter.)

     The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. (See "Tax Considerations" below). A tax adviser should be consulted when considering a loan.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which partial surrenders and loans exceed the premiums paid to date. Please be advised that loans and partial surrenders reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.

     Department of Labor regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's net cash value is not large enough to cover the Monthly Deduction, your Policy will be in default and may lapse. You can protect your Policy against lapse during the first five Policy years by paying the Minimum Premiums.

     MINIMUM PREMIUMS. In general, if you pay the five-year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy. We recalculate the Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, or (3) the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. We base the Minimum Premium amount (shown in your Policy) on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

     Under Policies issued in New Jersey, if you have met the requirements for the five-year Minimum Premium death benefit guarantee at the end of the five-year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the sixth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable Surrender Charge for the sixth Policy year.

     If your Policy is not protected by the five-year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62-day grace period for payment of a premium large enough to pay the amount due. The amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; and a premium large enough to permit the five-year Minimum Premium death benefit to be in effect. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

     Your Policy may also lapse if Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made). This is called an "excess Policy loan", and in these circumstances, we notify you that the Policy is going to terminate. We test for an excess Policy loan on each monthly processing date and in connection with other Policy processing transactions. The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

REINSTATEMENT

     If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured), we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

     The term rider discussed below permits you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value and terminate at the insured's age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Level Term Insurance Rider. Both current and guaranteed charges for the inside term Level Term Insurance Rider are lower than for the base Policy. (Inside term is not available in New York.)

     The outside term Level Term Insurance Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the outside term Level Term Insurance Rider can become expensive relative to the base Policy cost, particularly at higher attained ages.

     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     The following riders are available:

     LEVEL TERM INSURANCE RIDER, which provides term insurance.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

     TEMPORARY TERM INSURANCE RIDER, which provides insurance coverage from the date of issue to the Policy Date.

     CHANGE TO A NEW INSURED RIDER, which permits you to substitute the insured under the Policy.

     CHILDREN'S INSURANCE RIDER, which provides insurance on the life of the insured's children.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

     THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN NEW JERSEY.

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

     We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The Fixed Account effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

     Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.

     TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT ONLY IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.

     THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's Sub-Accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial surrenders only from the Policy's Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

     We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

     Services and benefits we provide:

     --  the death benefit, cash, and loan benefits under the Policy

     --  investment options, including premium allocations

     --  administration of elective options

     --  the distribution of reports to Policy Owners

     Costs and expenses we incur:

     -- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     --  overhead and other expenses for providing services and benefits

     --  sales and marketing expenses

     -- other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

     Risks we assume:

     -- that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

     -- that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a 4% sales charge from premiums.

     The sales charge is 3% rather than 4% for:

     -- Policies used in a business situation or a tax-qualified pension plan where either (1) the average face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000.

     --  All other Policies with a face amount of at least $500,000.

     For this purpose, the face amount includes the face amount of any Level Term Insurance Rider.

     During the first 11 Policy years (less for older insureds), if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)

     STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our Federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount that we would allocate to the Variable Account assuming a premium payment of $2,000.

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 150     (7.5% X $2,000 = total sales and premium tax charge)
           -------
           $1,850     Net Premium

SURRENDER CHARGE

     If, during the first eleven Policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the Surrender Charge period is nine years, and for insureds whose issue age is 76 to 85, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

     DEFERRED SALES CHARGE. We base the Deferred Sales Charge on a percentage of the Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (To determine the Target Premium, we use the smoker and nonsmoker aggregate classes for all standard smokers and nonsmokers. See "Monthly Charges for the Cost of Insurance" below.)

     For Policies on insureds whose issue age is 55 or less at issue, the Deferred Sales Charge that applies during the first Policy year is equal to 55% of premiums paid up to one Target Premium. The Deferred Sales Charge during the second through fifth Policy years is equal to 72% of premiums paid up to one Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. The charge will never exceed 72% of one Target Premium.

                       EXAMPLES -- DEFERRED SALES CHARGES

                                   HYPOTHETICAL                  MAXIMUM DEFERRED
  INSURED                         TARGET PREMIUM                   SALES CHARGE
  -------                   ---------------------------          ----------------
  Male, Age 40                      $ 3,785.00                      $ 2,725.20
  Nonsmoker Preferred
  Face Amount $500,000
  Female, Age 45                    $ 1,101.00                      $   792.72
  Smoker Preferred
  Face Amount $100,000
  Male, Age 55                      $22,910.00                      $16,495.23
  Smoker Standard
  Face Amount $1,000,000

     The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue. The table shows the charge that applies if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                               FOR POLICIES WHICH          THE MAXIMUM DEFERRED
                                                ARE SURRENDERED,       SALES CHARGE IS THE FOLLOWING
                                                   LAPSED OR             PERCENTAGE OF ONE TARGET
                                                 REDUCED DURING                   PREMIUM
                                               ------------------      -----------------------------
Entire Policy Year                                      1                             55%
                                                        2                             72%
                                                        3                             72%
                                                        4                             72%
                                                        5                             72%
Last Month of Policy Years                              6                             60%
                                                        7                             48%
                                                        8                             36%
                                                        9                             24%
                                                       10                             12%
                                                       11                              0%

     For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years one through five for insureds with an issue age up through 65, in Policy years one through four for insureds with an issue age from 66 through 75, and in Policy years one and two for insureds with an issue age above 75.

     In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

     DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years.

                                           FOR POLICIES WHICH
                                            ARE SURRENDERED,
                                                LAPSED OR               DEFERRED ADMINISTRATIVE
                                           REDUCED DURING THE            CHARGE PER $1,000 OF
                                            POLICY YEAR SHOWN           BASE POLICY FACE AMOUNT
                                           ------------------           -----------------------
Entire Policy year                                  1                            $2.50
Last Month of Policy Year*                          2                             2.25
                                                    3                             2.00
                                                    4                             1.75
                                                    5                             1.50
                                                    6                             1.25
                                                    7                             1.00
                                                    8                             0.75
                                                    9                             0.50
                                                   10                             0.25
                                                   11                             0.00

------------
* The charge declines monthly after the end of the first Policy year.

     For insureds whose issue age is above 65 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

TRANSFER CHARGE

     We reserve the right to impose a processing charge of $25 on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.

DEDUCTIONS FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the five-year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Lapse".)

     -- If the five-year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

     The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY FEE. The Policy fee is currently equal to $15.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $15.00 per month in the first Policy year and $7.00 per month thereafter). The Policy fee is currently $6.00 per month rather than $5.00 after the first Policy year for Policies sold to tax-qualified pension plans. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports and overhead costs.

     ADMINISTRATIVE CHARGE. We deduct an Administrative Charge to compensate us for administrative expenses incurred in connection with underwriting, issuing and administering the Policy. The Administrative Charge is currently equal to $0.08 per $1,000 of base Policy face amount per month in the first Policy year and $0.02 per $1,000 of base Policy face amount per month thereafter (guaranteed not to exceed $0.08 per $1,000 of base face amount per month in the first Policy year and $0.04 per $1,000 of base face amount per month thereafter). For tax-qualified pension plans the monthly administrative charge after the first Policy year is currently $0.03 per $1,000 of face amount per month rather than $0.02.

     Currently we intend not to charge more than $40 per month ($60 for tax-qualified pension plans) for the Administrative Charge after the first Policy year. This means that after the first year the charge will not apply to the portion of a Policy's face amount above $2 million.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders and face amount reductions. The cost of insurance rate for your Policy changes from month to month.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  underwriting class

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  the insured's age at issue

     --  the Policy year

     -- the face amount, including Level Term Insurance (for Policies not sold in a business situation or to a tax-qualified pension plan)

     -- the average face amount (including Level Term Insurance) sold to the group and possibly the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

     -- the 1980 CSO Tables, for Policies issued on juvenile insureds (below age 20 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

     The underwriting classes we use are

     -- for Policies issued on non-juvenile insureds: smoker preferred, smoker standard, smoker aggregate, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard, automatic issue smoker and automatic issue nonsmoker

     --  for Policies issued on juvenile insureds: standard and substandard.

     Substandard and automatic issue ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)

     The three standard smoker and nonsmoker classes available for underwritten Policies are:

     -- smoker and nonsmoker preferred and standard, for Policies with face amounts of $100,000 or more where the issue age is 20 through 75

     -- smoker and nonsmoker aggregate, for Policies with face amounts below $100,000 and for all Policies where the issue age is above 75.

     Within each standard category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured. Within a given underwriting class, different current cost of insurance rates will apply if the Policy is sold to a tax-qualified pension plan.

     Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates generally will be more favorable for a particular insured if:

     -- For a Policy not used in a business situation or in a tax-qualified pension plan, the face amount (including any Level Term Insurance Rider) is at least $500,000.

     -- For a Policy used in a business situation or in a tax-qualified pension plan, either (1) the average face amount (including Level Term Insurance) is at least $500,000, or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.

     We may offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The automatic issue cost of insurance rates vary based on the same factors that determine underwritten cost of insurance rates, except that the preferred smoker and nonsmoker classes are not available. The cost of insurance rates are guaranteed not to exceed 150% of the 1980 CSO (unisex) Tables (with smoker/nonsmoker modifications for non-juvenile insureds.) Generally the current automatic issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis. The preferred smoker and nonsmoker classes are not available for these Policies.

     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We may also charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 5.5% per year, compounded daily. We also credit interest on the amount we take from the Policy's Sub-Accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 1.5%.

FACE AMOUNT INCREASE CHARGE

     If, in the future, we administer face amount increases as increases in the face amount of the initial Policy, we may apply a maximum charge of $2.50 per $1,000 of face amount increase when the increase takes effect. Currently there would be no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100. This charge would compensate us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

     MORTALITY AND EXPENSE RISK CHARGE. We charge the Sub-Accounts of the Variable Account for our mortality and expense risks.

     Currently, the charge is made daily at an annual rate of .25% of the Sub-Accounts' assets. The charge is reduced to an annual rate of .20% for:

     -- A Policy not used in a business situation or in a tax-qualified pension plan which has a face amount (including any Level Term Insurance Rider) of at least $500,000;

     -- A Policy used in a business situation or in a tax-qualified pension plan where either (1) the average face amount (including Level Term Insurance) is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.

     We have the right to increase the charge, up to a maximum annual rate of ..50%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

     CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

     ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or automatic issue basis, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.



     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.



     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.



     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.


     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

NELICO'S INCOME TAXES

     Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Policies. Distributor offers the Policies through its sales representatives. Distributor may also enter into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. We pay commissions to Distributor for sales of the Policies by its sales representatives, as well as selling firms. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. (See "Fee Tables -- Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses.) Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.



     We pay the following commissions and/or service fees to Distributor's sales representatives for sales of the Policies: a maximum of 50% of the Commission Breakpoint Premium paid in the first Policy year, a maximum of 5% of the Commission Breakpoint Premium paid in Policy years two through ten, and a maximum of 3% thereafter. Sales representatives receive a maximum commission of 3% of each payment above the Commission Breakpoint Premium paid in any year. For Policies sold in connection with certain executive benefit plans, the maximum commissions are: 20% of the Commission Breakpoint Premium in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies we will pay a maximum commission of 3.5% of each payment in excess of the Commission Breakpoint Premium paid in Policy years one through ten, and 2% of such excess premium thereafter. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.



     Distributor also makes payments for the sale of the Policy to the Managing Partner who supervises the sales representative. Payments to Managing Partners vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.



     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by NELICO and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their agent status with us and in order to be eligible for most of the cash compensation listed above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash compensation to their sales representatives.



     Sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.



     Receipt of the cash and non-cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.


     Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


     One of our affiliated selling firms, MetLife Investors Distribution Company ("MLID"), enters into selling agreements with other unaffiliated selling firms for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLID may pay additional compensation to certain of these selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.



     The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS


     NELICO, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, in December of 2004, NELICO received a "Wells Notice" from the Securities and Exchange Commission ("SEC") in connection with a previously disclosed SEC investigation regarding a $31 million after-tax charge taken in the 2nd Quarter of 2003 resulting from certain improperly deferred expenses at NELICO. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. Securities Laws. NELICO has responded to the Wells Notice. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, NELICO does not believe any such litigation or proceedings will have a material adverse effect upon the Variable Account or upon the ability of New England Securities Corporation to perform its contract with the Variable Account or of NELICO to meet its obligations under the Policies.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                                    EXPERTS


     The financial statements of the Variable Account included in this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                              FINANCIAL STATEMENTS

     You may find the financial statements of NELICO in the Statement of Additional Information. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                    GLOSSARY

     ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BASE POLICY.  The Policy without riders.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

     COMMISSION BREAKPOINT PREMIUM. We use the Commission Breakpoint Premium to measure sales commissions. It equals between 115.5% and 121% of a Target Premium, depending on the insured's issue age, plus a portion of certain rider premiums.

     EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     MATURITY DATE. The Policy anniversary on which the insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

     NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the Sub-Account for that period.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date the Policy is delivered to you. Under our current administrative rules, a Policy that would be dated on the 29th, 30th or 31st of a month will receive a Policy Date of the 28th.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. We calculate the annual whole life premium using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

                         TAX LAW AND THE DEATH BENEFIT

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

AGE OF INSURED                   AGE OF INSURED
AT START OF THE  PERCENTAGE OF   AT START OF THE  PERCENTAGE OF
  POLICY YEAR     CASH VALUE*      POLICY YEAR     CASH VALUE*
---------------  -------------   ---------------  -------------
0 through 40          250              61              128
     41               243              62              126
     42               236              63              124
     43               229              64              122
     44               222              65              120
     45               215              66              119
     46               209              67              118
     47               203              68              117
     48               197              69              116
     49               191              70              115
     50               185              71              113
     51               178              72              111
     52               171              73              109
     53               164              74              107
     54               157        75 through 90         105
     55               150              91              104
     56               146              92              103
     57               142              93              102
     58               138        94 through 99         101
     59               134             100              100
     60               130

------------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                              AND NET CASH VALUES


     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $300,000 for a male aged 35. The insured is assumed to be in the nonsmoker preferred underwriting class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges".) The illustrations do not reflect the higher current charges that would apply for tax-qualified pension plans. Illustrations show the Option 1 death benefit.


     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Sub-Accounts with varying rates of return. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


     The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .25% (on a current basis) and .50% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.



     The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -1.00%, 4.93% and 8.89%, respectively, based on the current charge for mortality and expense risks and -1.25%, 4.67% and 8.62%, respectively, based on the guaranteed maximum charge for mortality and expense risks.


     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $2,215 ANNUAL PREMIUM FOR
                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $300,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                  DEATH BENEFIT                     NET CASH VALUE                      CASH VALUE
              ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF          RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY   --------------------------------   -------------------------------   -------------------------------
 YEAR       0%         6%         10%         0%         6%         10%         0%         6%         10%
------      --         --         ---         --         --         ---         --         --         ---
   1     $300,000   $300,000   $  300,000   $     0   $      0   $        0   $ 1,062   $  1,153   $    1,214
   2      300,000    300,000      300,000       434        693          873     2,427      2,686        2,865
   3      300,000    300,000      300,000     1,830      2,346        2,715     3,748      4,264        4,633
   4      300,000    300,000      300,000     3,180      4,044        4,681     5,023      5,886        6,524
   5      300,000    300,000      300,000     4,479      5,783        6,777     6,247      7,550        8,545
   6      300,000    300,000      300,000     5,944      7,782        9,232     7,417      9,255       10,705
   7      300,000    300,000      300,000     7,349      9,817       11,829     8,527     10,995       13,008
   8      300,000    300,000      300,000     8,707     11,903       14,599     9,591     12,787       15,483
   9      300,000    300,000      300,000    10,634     14,670       18,189    11,223     15,260       18,778
  10      300,000    300,000      300,000    12,514     17,529       22,042    12,809     17,824       22,337
  15      300,000    300,000      300,000    19,997     32,140       44,941    19,997     32,140       44,941
  20      300,000    300,000      300,000    25,814     49,310       78,577    25,814     49,310       78,577
  25      300,000    300,000      300,000    29,538     69,471      128,858    29,538     69,471      128,858
  30      300,000    300,000      300,000    30,649     93,198      205,486    30,649     93,198      205,486
  35      300,000    300,000      372,864    27,898    121,056      324,229    27,898    121,056      324,229
  40      300,000    300,000      530,706    18,026    153,119      505,435    18,026    153,119      505,435
  45                 300,000      821,234              189,849      782,128              189,849      782,128
  50                 300,000    1,258,518              233,064    1,198,589              233,064    1,198,589
  55                 308,888    1,910,785              294,179    1,819,795              294,179    1,819,795
  60                 384,663    2,793,193              380,854    2,765,537              380,854    2,765,537
  65                 493,430    4,227,697              493,430    4,227,697              493,430    4,227,697


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $2,215 ANNUAL PREMIUM FOR
                     NONSMOKER PREFERRED UNDERWRITING RISK
                              $300,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                  DEATH BENEFIT                     NET CASH VALUE                     CASH VALUE
              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                   GROSS ANNUAL                      GROSS ANNUAL                     GROSS ANNUAL
END OF          RATE OF RETURN OF                 RATE OF RETURN OF                RATE OF RETURN OF
POLICY   --------------------------------   ------------------------------   ------------------------------
 YEAR       0%         6%         10%         0%        6%         10%         0%        6%         10%
------      --         --         ---         --        --         ---         --        --         ---
   1     $300,000   $300,000   $  300,000   $     0   $     0   $        0   $ 1,059   $ 1,149   $    1,210
   2      300,000    300,000      300,000       328       583          760     2,321     2,576        2,752
   3      300,000    300,000      300,000     1,620     2,121        2,479     3,537     4,038        4,397
   4      300,000    300,000      300,000     2,863     3,693        4,307     4,705     5,536        6,150
   5      300,000    300,000      300,000     4,053     5,297        6,247     5,821     7,065        8,015
   6      300,000    300,000      300,000     5,407     7,151        8,527     6,880     8,624       10,000
   7      300,000    300,000      300,000     6,699     9,027       10,928     7,877    10,205       12,106
   8      300,000    300,000      300,000     7,929    10,928       13,462     8,812    11,812       14,346
   9      300,000    300,000      300,000     9,088    12,847       16,134     9,678    13,437       16,723
  10      300,000    300,000      300,000    10,180    14,786       18,956    10,474    15,081       19,251
  15      300,000    300,000      300,000    13,170    23,344       34,390    13,170    23,344       34,390
  20      300,000    300,000      300,000    12,913    30,837       54,555    12,913    30,837       54,555
  25      300,000    300,000      300,000     7,468    35,041       80,706     7,468    35,041       80,706
  30                 300,000      300,000              31,332      114,469              31,332      114,469
  35                 300,000      300,000               9,201      158,613               9,201      158,613
  40                              300,000                          221,873                          221,873
  45                              347,640                          331,085                          331,085
  50                              523,117                          498,207                          498,207
  55                              767,535                          730,986                          730,986
  60                            1,087,143                        1,076,380                        1,076,380
  65                            1,567,003                        1,567,003                        1,567,003


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information, which is available online at our website www.nef.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-200-2214 or by e-mailing us at AskUs@nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.



     For Sub-Account transfers and premium reallocations, call 1-800-200-2214, or log on to www.nef.com.


     For current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our TeleService Center at 1-800-388-4000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

File No. 811-3713

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the Sub-Accounts (as disclosed in Note 1 to the financial statements) comprising New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company ("NELICO") as of December 31, 2004 and the related statements of operations and the statements of changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising the Separate Account of NELICO as of December 31, 2004, the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, FL
March 23, 2005

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2004

                                                     STATE STREET RESEARCH   STATE STREET RESEARCH       MFS        HARRIS OAKMARK
                                     ZENITH EQUITY        BOND INCOME            MONEY MARKET        TOTAL RETURN   FOCUSED VALUE
                                      SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                     -------------   ---------------------   ---------------------   ------------   --------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,020,704 Shares; cost
 $824,134,283).....................  $771,868,579        $         --             $        --        $         --    $         --
State Street Research Bond Income
 Portfolio
 (1,262,073 Shares; cost
 $137,527,003).....................            --         143,522,909                      --                  --              --
State Street Research Money Market
 Portfolio
 (919,354 Shares; cost
 $91,935,409)......................            --                  --              91,935,409                  --              --
MFS Total Return Portfolio
 (892,566 Shares; cost
 $128,937,648).....................            --                  --                      --         132,046,124              --
Harris Oakmark Focused Value
 Portfolio
 (752,388 Shares; cost
 $132,625,551).....................            --                  --                      --                  --     183,484,818
FI Value Leaders Portfolio
 (460,020 Shares; cost
 $82,274,274)......................            --                  --                      --                  --              --
Loomis Sayles Small Cap Portfolio
 (719,228 Shares; cost
 $129,562,185).....................            --                  --                      --                  --              --
Davis Venture Value Portfolio
 (11,965,067 Shares; cost
 $295,433,665).....................            --                  --                      --                  --              --
State Street Research Large Cap
 Growth Portfolio
 (11,315,417 Shares; cost
 $264,429,389).....................            --                  --                      --                  --              --
Salomon Brothers U.S. Government
 Portfolio
 (125,595 Shares; cost
 $1,540,624).......................            --                  --                      --                  --              --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (296,546 Shares; cost
 $3,694,486).......................            --                  --                      --                  --              --
MFS Investors Trust Portfolio
 (1,966,182 Shares; cost
 $15,806,286)......................            --                  --                      --                  --              --
FI Mid Cap Opportunities Portfolio
 (2,065,832 Shares; cost
 $28,541,796)......................            --                  --                      --                  --              --
Met/Putnam Voyager Portfolio
 (1,575,462 Shares; cost
 $6,458,811).......................            --                  --                      --                  --              --
Russell 2000 Index Portfolio
 (1,553,653 Shares; cost
 $16,674,477)......................            --                  --                      --                  --              --
FI International Stock Portfolio
 (3,514,868 Shares; cost
 $33,116,182)......................            --                  --                      --                  --              --
State Street Research Aurora
 Portfolio
 (3,858,978 Shares; cost
 $54,979,169)......................            --                  --                      --                  --              --
MetLife Stock Index Portfolio
 (6,713,312 Shares; cost
 $204,173,797).....................            --                  --                      --                  --              --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,596,212 Shares; cost
 $28,312,231)......................            --                  --                      --                  --              --
Morgan Stanley EAFE Index Portfolio
 (853,840 Shares; cost
 $8,026,242).......................            --                  --                      --                  --              --
MetLife Mid Cap Stock Index
 Portfolio
 (792,415 Shares; cost
 $8,629,135).......................            --                  --                      --                  --              --
Franklin Templeton Small Cap Growth
 Portfolio
 (554,902 Shares; cost
 $4,720,151).......................            --                  --                      --                  --              --
State Street Research Investment
 Trust Portfolio
 (53,740 Shares; cost
 $1,224,737).......................            --                  --                      --                  --              --
State Street Research Large Cap
 Value Portfolio
 (321,244 Shares; cost
 $3,444,666).......................            --                  --                      --                  --              --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (914,090 Shares; cost
 $15,303,851)......................            --                  --                      --                  --              --
Harris Oakmark Large Cap Value
 Portfolio
 (719,657 Shares; cost
 $8,479,983).......................            --                  --                      --                  --              --
T. Rowe Price Large Cap Growth
 Portfolio
 (60,945 Shares; cost $723,256)....            --                  --                      --                  --              --
T. Rowe Price Small Cap Growth
 Portfolio
 (38,153 Shares; cost $476,684)....            --                  --                      --                  --              --
Scudder Global Equity Portfolio
 (10,089 Shares; cost $125,096)....            --                  --                      --                  --              --
State Street Research Aggressive
 Growth Portfolio
 (26,370 Shares; cost $501,015)....            --                  --                      --                  --              --
State Street Research Diversified
 Portfolio
 (52,905 Shares; cost $805,731)....            --                  --                      --                  --              --
                                     ------------        ------------             -----------        ------------    ------------
Total Investments..................   771,868,579         143,522,909              91,935,409         132,046,124     183,484,818
Cash and Accounts Receivable.......            --                  --                      --                  --              --
                                     ------------        ------------             -----------        ------------    ------------
Total Assets.......................   771,868,579         143,522,909              91,935,409         132,046,124     183,484,818
LIABILITIES:
Due to New England Life Insurance
 Company...........................     3,508,394             866,651                 832,979             825,618       1,010,931
                                     ------------        ------------             -----------        ------------    ------------
NET ASSETS.........................  $768,360,185        $142,656,258             $91,102,430        $131,220,506    $182,473,887
                                     ============        ============             ===========        ============    ============

                                       FI VALUE
                                        LEADERS
                                      SUB-ACCOUNT
                                     -------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,020,704 Shares; cost
 $824,134,283).....................   $        --
State Street Research Bond Income
 Portfolio
 (1,262,073 Shares; cost
 $137,527,003).....................            --
State Street Research Money Market
 Portfolio
 (919,354 Shares; cost
 $91,935,409)......................            --
MFS Total Return Portfolio
 (892,566 Shares; cost
 $128,937,648).....................            --
Harris Oakmark Focused Value
 Portfolio
 (752,388 Shares; cost
 $132,625,551).....................            --
FI Value Leaders Portfolio
 (460,020 Shares; cost
 $82,274,274)......................    81,207,390
Loomis Sayles Small Cap Portfolio
 (719,228 Shares; cost
 $129,562,185).....................            --
Davis Venture Value Portfolio
 (11,965,067 Shares; cost
 $295,433,665).....................            --
State Street Research Large Cap
 Growth Portfolio
 (11,315,417 Shares; cost
 $264,429,389).....................            --
Salomon Brothers U.S. Government
 Portfolio
 (125,595 Shares; cost
 $1,540,624).......................            --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (296,546 Shares; cost
 $3,694,486).......................            --
MFS Investors Trust Portfolio
 (1,966,182 Shares; cost
 $15,806,286)......................            --
FI Mid Cap Opportunities Portfolio
 (2,065,832 Shares; cost
 $28,541,796)......................            --
Met/Putnam Voyager Portfolio
 (1,575,462 Shares; cost
 $6,458,811).......................            --
Russell 2000 Index Portfolio
 (1,553,653 Shares; cost
 $16,674,477)......................            --
FI International Stock Portfolio
 (3,514,868 Shares; cost
 $33,116,182)......................            --
State Street Research Aurora
 Portfolio
 (3,858,978 Shares; cost
 $54,979,169)......................            --
MetLife Stock Index Portfolio
 (6,713,312 Shares; cost
 $204,173,797).....................            --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,596,212 Shares; cost
 $28,312,231)......................            --
Morgan Stanley EAFE Index Portfolio
 (853,840 Shares; cost
 $8,026,242).......................            --
MetLife Mid Cap Stock Index
 Portfolio
 (792,415 Shares; cost
 $8,629,135).......................            --
Franklin Templeton Small Cap Growth
 Portfolio
 (554,902 Shares; cost
 $4,720,151).......................            --
State Street Research Investment
 Trust Portfolio
 (53,740 Shares; cost
 $1,224,737).......................            --
State Street Research Large Cap
 Value Portfolio
 (321,244 Shares; cost
 $3,444,666).......................            --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (914,090 Shares; cost
 $15,303,851)......................            --
Harris Oakmark Large Cap Value
 Portfolio
 (719,657 Shares; cost
 $8,479,983).......................            --
T. Rowe Price Large Cap Growth
 Portfolio
 (60,945 Shares; cost $723,256)....            --
T. Rowe Price Small Cap Growth
 Portfolio
 (38,153 Shares; cost $476,684)....            --
Scudder Global Equity Portfolio
 (10,089 Shares; cost $125,096)....            --
State Street Research Aggressive
 Growth Portfolio
 (26,370 Shares; cost $501,015)....            --
State Street Research Diversified
 Portfolio
 (52,905 Shares; cost $805,731)....            --
                                      -----------
Total Investments..................    81,207,390
Cash and Accounts Receivable.......            --
                                      -----------
Total Assets.......................    81,207,390
LIABILITIES:
Due to New England Life Insurance
 Company...........................       518,253
                                      -----------
NET ASSETS.........................   $80,689,137
                                      ===========



                       See Notes to Financial Statements.

    LOOMIS SAYLES       DAVIS       STATE STREET RESEARCH   SALOMON BROTHERS         SALOMON BROTHERS               MFS
      SMALL CAP     VENTURE VALUE     LARGE CAP GROWTH      U.S. GOVERNMENT    STRATEGIC BOND OPPORTUNITIES   INVESTORS TRUST
     SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
    -------------   -------------   ---------------------   ----------------   ----------------------------   ---------------
    $         --    $         --        $         --           $       --               $       --              $        --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
     158,625,701              --                  --                   --                       --                       --
              --     337,773,832                  --                   --                       --                       --
              --              --         230,495,047                   --                       --                       --
              --              --                  --            1,559,894                       --                       --
              --              --                  --                   --                3,866,954                       --
              --              --                  --                   --                       --               18,010,222
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
              --              --                  --                   --                       --                       --
    ------------    ------------        ------------           ----------               ----------              -----------
     158,625,701     337,773,832         230,495,047            1,559,894                3,866,954               18,010,222
              --              --                  --                   --                   17,987                       --
    ------------    ------------        ------------           ----------               ----------              -----------
     158,625,701     337,773,832         230,495,047            1,559,894                3,884,941               18,010,222
         906,882       2,187,696           1,654,522               43,954                       --                  246,556
    ------------    ------------        ------------           ----------               ----------              -----------
    $157,718,819    $335,586,136        $228,840,525           $1,515,940               $3,884,941              $17,763,666
    ============    ============        ============           ==========               ==========              ===========

      FI MID CAP     MET/PUTNAM      RUSSELL
     OPPORTUNITIES     VOYAGER     2000 INDEX
      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
     -------------   -----------   -----------
      $        --    $       --    $        --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
       33,755,698            --             --
               --     7,467,688             --
               --            --     21,766,684
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
               --            --             --
      -----------    ----------    -----------
       33,755,698     7,467,688     21,766,684
               --            --             --
      -----------    ----------    -----------
       33,755,698     7,467,688     21,766,684
          281,297       114,078        199,030
      -----------    ----------    -----------
      $33,474,401    $7,353,610    $21,567,654
      ===========    ==========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2004

                                             FI            STATE STREET RESEARCH     METLIFE        LEHMAN BROTHERS
                                     INTERNATIONAL STOCK          AURORA           STOCK INDEX    AGGREGATE BOND INDEX
                                         SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                     -------------------   ---------------------   ------------   --------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC.
("METROPOLITAN FUND")
Zenith Equity Portfolio
(2,020,704 Shares; cost
$824,134,283)......................      $        --            $        --        $         --       $        --
State Street Research Bond Income
 Portfolio
 (1,262,073 Shares; cost
 $137,527,003).....................               --                     --                  --                --
State Street Research Money Market
 Portfolio
 (919,354 Shares; cost
 $91,935,409)......................               --                     --                  --                --
MFS Total Return Portfolio
 (892,566 Shares; cost
 $128,937,648).....................               --                     --                  --                --
Harris Oakmark Focused Value
 Portfolio
 (752,388 Shares; cost
 $132,625,551).....................               --                     --                  --                --
FI Value Leaders Portfolio
 (460,020 Shares; cost
 $82,274,274)......................               --                     --                  --                --
Loomis Sayles Small Cap Portfolio
 (719,228 Shares; cost
 $129,562,185).....................               --                     --                  --                --
Davis Venture Value Portfolio
 (11,965,067 Shares; cost
 $295,433,665).....................               --                     --                  --                --
State Street Research Large Cap
 Growth Portfolio
 (11,315,417 Shares; cost
 $264,429,389).....................               --                     --                  --                --
Salomon Brothers U.S. Government
 Portfolio
 (125,595 Shares; cost
 $1,540,624).......................               --                     --                  --                --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (296,546 Shares; cost
 $3,694,486).......................               --                     --                  --                --
MFS Investors Trust Portfolio
 (1,966,182 Shares; cost
 $15,806,286)......................               --                     --                  --                --
FI Mid Cap Opportunities Portfolio
 (2,065,832 Shares; cost
 $28,541,796)......................               --                     --                  --                --
Met/Putnam Voyager Portfolio
 (1,575,462 Shares; cost
 $6,458,811).......................               --                     --                  --                --
Russell 2000 Index Portfolio
 (1,553,653 Shares; cost
 $16,674,477)......................               --                     --                  --                --
FI International Stock Portfolio
 (3,514,868 Shares; cost
 $33,116,182)......................       40,420,983                     --                  --                --
State Street Research Aurora
 Portfolio
 (3,858,978 Shares; cost
 $54,979,169)......................               --             73,976,604                  --                --
MetLife Stock Index Portfolio
 (6,713,312 Shares; cost
 $204,173,797).....................               --                     --         216,638,582                --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,596,212 Shares; cost
 $28,312,231)......................               --                     --                  --        28,610,253
Morgan Stanley EAFE Index Portfolio
 (853,840 Shares; cost
 $8,026,242).......................               --                     --                  --                --
MetLife Mid Cap Stock Index
 Portfolio
 (792,415 Shares; cost
 $8,629,135).......................               --                     --                  --                --
Franklin Templeton Small Cap Growth
 Portfolio
 (554,902 Shares; cost
 $4,720,151).......................               --                     --                  --                --
State Street Research Investment
 Trust Portfolio
 (53,740 Shares; cost
 $1,224,737).......................               --                     --                  --                --
State Street Research Large Cap
 Value Portfolio
 (321,244 Shares; cost
 $3,444,666).......................               --                     --                  --                --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (914,090 Shares; cost
 $15,303,851)......................               --                     --                  --                --
Harris Oakmark Large Cap Value
 Portfolio
 (719,657 Shares; cost
 $8,479,983).......................               --                     --                  --                --
T. Rowe Price Large Cap Growth
 Portfolio
 (60,945 Shares; cost $723,256)....               --                     --                  --                --
T. Rowe Price Small Cap Growth
 Portfolio
 (38,153 Shares; cost $476,684)....               --                     --                  --                --
Scudder Global Equity Portfolio
 (10,089 Shares; cost $125,096)....               --                     --                  --                --
State Street Research Aggressive
 Growth Portfolio
 (26,370 Shares; cost $501,015)....               --                     --                  --                --
State Street Research Diversified
 Portfolio
 (52,905 Shares; cost $805,731)....               --                     --                  --                --
                                         -----------            -----------        ------------       -----------
Total Investments..................       40,420,983             73,976,604         216,638,582        28,610,253
Cash and Accounts Receivable.......               --                     --                  --                --
                                         -----------            -----------        ------------       -----------
Total Assets.......................       40,420,983             73,976,604         216,638,582        28,610,253
LIABILITIES:
Due to New England Life Insurance
 Company...........................          296,098                557,706           1,412,616           246,275
                                         -----------            -----------        ------------       -----------
NET ASSETS.........................      $40,124,885            $73,418,898        $215,225,966       $28,363,978
                                         ===========            ===========        ============       ===========

                                     MORGAN STANLEY         METLIFE
                                       EAFE INDEX     MID CAP STOCK INDEX
                                      SUB-ACCOUNT         SUB-ACCOUNT
                                     --------------   -------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC.
("METROPOLITAN FUND")
Zenith Equity Portfolio
(2,020,704 Shares; cost
$824,134,283)......................    $       --         $        --
State Street Research Bond Income
 Portfolio
 (1,262,073 Shares; cost
 $137,527,003).....................            --                  --
State Street Research Money Market
 Portfolio
 (919,354 Shares; cost
 $91,935,409)......................            --                  --
MFS Total Return Portfolio
 (892,566 Shares; cost
 $128,937,648).....................            --                  --
Harris Oakmark Focused Value
 Portfolio
 (752,388 Shares; cost
 $132,625,551).....................            --                  --
FI Value Leaders Portfolio
 (460,020 Shares; cost
 $82,274,274)......................            --                  --
Loomis Sayles Small Cap Portfolio
 (719,228 Shares; cost
 $129,562,185).....................            --                  --
Davis Venture Value Portfolio
 (11,965,067 Shares; cost
 $295,433,665).....................            --                  --
State Street Research Large Cap
 Growth Portfolio
 (11,315,417 Shares; cost
 $264,429,389).....................            --                  --
Salomon Brothers U.S. Government
 Portfolio
 (125,595 Shares; cost
 $1,540,624).......................            --                  --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (296,546 Shares; cost
 $3,694,486).......................            --                  --
MFS Investors Trust Portfolio
 (1,966,182 Shares; cost
 $15,806,286)......................            --                  --
FI Mid Cap Opportunities Portfolio
 (2,065,832 Shares; cost
 $28,541,796)......................            --                  --
Met/Putnam Voyager Portfolio
 (1,575,462 Shares; cost
 $6,458,811).......................            --                  --
Russell 2000 Index Portfolio
 (1,553,653 Shares; cost
 $16,674,477)......................            --                  --
FI International Stock Portfolio
 (3,514,868 Shares; cost
 $33,116,182)......................            --                  --
State Street Research Aurora
 Portfolio
 (3,858,978 Shares; cost
 $54,979,169)......................            --                  --
MetLife Stock Index Portfolio
 (6,713,312 Shares; cost
 $204,173,797).....................            --                  --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,596,212 Shares; cost
 $28,312,231)......................            --                  --
Morgan Stanley EAFE Index Portfolio
 (853,840 Shares; cost
 $8,026,242).......................     9,938,701                  --
MetLife Mid Cap Stock Index
 Portfolio
 (792,415 Shares; cost
 $8,629,135).......................            --          10,864,003
Franklin Templeton Small Cap Growth
 Portfolio
 (554,902 Shares; cost
 $4,720,151).......................            --                  --
State Street Research Investment
 Trust Portfolio
 (53,740 Shares; cost
 $1,224,737).......................            --                  --
State Street Research Large Cap
 Value Portfolio
 (321,244 Shares; cost
 $3,444,666).......................            --                  --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (914,090 Shares; cost
 $15,303,851)......................            --                  --
Harris Oakmark Large Cap Value
 Portfolio
 (719,657 Shares; cost
 $8,479,983).......................            --                  --
T. Rowe Price Large Cap Growth
 Portfolio
 (60,945 Shares; cost $723,256)....            --                  --
T. Rowe Price Small Cap Growth
 Portfolio
 (38,153 Shares; cost $476,684)....            --                  --
Scudder Global Equity Portfolio
 (10,089 Shares; cost $125,096)....            --                  --
State Street Research Aggressive
 Growth Portfolio
 (26,370 Shares; cost $501,015)....            --                  --
State Street Research Diversified
 Portfolio
 (52,905 Shares; cost $805,731)....            --                  --
                                       ----------         -----------
Total Investments..................     9,938,701          10,864,003
Cash and Accounts Receivable.......            --                  --
                                       ----------         -----------
Total Assets.......................     9,938,701          10,864,003
LIABILITIES:
Due to New England Life Insurance
 Company...........................       131,241             125,755
                                       ----------         -----------
NET ASSETS.........................    $9,807,460         $10,738,248
                                       ==========         ===========



                       See Notes to Financial Statements.

    FRANKLIN TEMPLETON   STATE STREET RESEARCH   STATE STREET RESEARCH   NEUBERGER BERMAN PARTNERS   HARRIS OAKMARK
     SMALL CAP GROWTH      INVESTMENT TRUST         LARGE CAP VALUE            MID CAP VALUE         LARGE CAP VALUE
       SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT
    ------------------   ---------------------   ---------------------   -------------------------   ---------------
                --            $       --              $       --                $        --            $       --
        $
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
         5,743,233
                               1,459,039                      --                         --                    --
                --
                                      --               3,887,047                         --                    --
                --
                                      --                      --                 18,894,235                    --
                --
                                      --                      --                         --             9,621,813
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
                                      --                      --                         --                    --
                --
        ----------            ----------              ----------                -----------            ----------
         5,743,233             1,459,039               3,887,047                 18,894,235             9,621,813
                --                21,330                      --                         --                    --
        ----------            ----------              ----------                -----------            ----------
         5,743,233             1,480,369               3,887,047                 18,894,235             9,621,813
           348,217                    --                 133,438                    144,806               105,388
        ----------            ----------              ----------                -----------            ----------
        $5,395,016            $1,480,369              $3,753,609                $18,749,429            $9,516,425
        ==========            ==========              ==========                ===========            ==========

      T. ROWE PRICE      T. ROWE PRICE        SCUDDER      STATE STREET RESEARCH   STATE STREET RESEARCH
     LARGE CAP GROWTH   SMALL CAP GROWTH   GLOBAL EQUITY     AGGRESSIVE GROWTH          DIVERSIFIED
       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
     ----------------   ----------------   -------------   ---------------------   ---------------------
         $     --           $     --         $     --            $     --                $     --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
               --                 --               --                  --                      --
          778,268                 --               --                  --                      --
               --            520,031               --                  --                      --
               --                 --          132,065                  --                      --
               --                 --               --             534,781                      --
               --                 --               --                  --                 852,297
         --------           --------         --------            --------                --------
          778,268            520,031          132,065             534,781                 852,297
               --                 --               --                  --                      --
         --------           --------         --------            --------                --------
          778,268            520,031          132,065             534,781                 852,297
           11,722              3,920              474               4,660                       6
         --------           --------         --------            --------                --------
         $766,546           $516,111         $131,591            $530,121                $852,291
         ========           ========         ========            ========                ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2004

                                     AMERICAN FUNDS   AMERICAN FUNDS         AMERICAN FUNDS            FIDELITY        FIDELITY
                                         GROWTH       GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION   EQUITY-INCOME     OVERSEAS
                                      SUB-ACCOUNT      SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT    SUB-ACCOUNT
                                     --------------   --------------   ---------------------------   -------------   ------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (2,709,399 Shares; cost
 $112,269,909).....................   $138,450,277     $        --             $        --           $         --    $         --
American Funds Growth-Income
 Portfolio
 (2,353,405 Shares; cost
 $70,678,905)......................             --      86,228,768                      --                     --              --
American Funds Global Small
 Capitalization Portfolio
 (1,661,145 Shares; cost
 $21,316,655)......................             --              --              28,272,680                     --              --
FIDELITY VARIABLE INSURANCE
 PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income
 Portfolio
 (6,545,131 Shares; cost
 $143,695,369).....................             --              --                      --            166,049,973              --
Fidelity VIP Overseas Portfolio
 (7,332,634 Shares; cost
 $129,753,483).....................             --              --                      --                     --     128,467,756
Fidelity VIP High Income Portfolio
 (4,214,503 Shares; cost
 $25,994,267)......................             --              --                      --                     --              --
MET INVESTORS TRUST FUNDS ("MET
 INVESTORS FUND")
T. Rowe Price Mid Cap Growth
 Portfolio
 (1,478,872 Shares; cost
 $9,501,635).......................             --              --                      --                     --              --
PIMCO Total Return Portfolio
 (2,984,047 Shares; cost
 $34,504,506)......................             --              --                      --                     --              --
PIMCO PEA Innovation Portfolio
 (821,086 Shares; cost
 $3,904,272).......................             --              --                      --                     --              --
Met/AIM Mid Cap Core Equity
 Portfolio
 (351,475 Shares; cost
 $4,451,752).......................             --              --                      --                     --              --
Met/AIM Small Cap Growth Portfolio
 (310,963 Shares; cost
 $3,394,556).......................             --              --                      --                     --              --
Harris Oakmark International
 Portfolio
 (956,759 Shares; cost
 $11,655,011)......................             --              --                      --                     --              --
Janus Aggressive Growth Portfolio
 (319,976 Shares; cost
 $1,963,049).......................             --              --                      --                     --              --
Neuberger Berman Real Estate
 Portfolio
 (267,154 Shares; cost
 $3,128,651).......................             --              --                      --                     --              --
MFS Research International
 Portfolio
 (75,007 Shares; cost $827,875)....             --              --                      --                     --              --
Lord Abbett Bond Debenture
 Portfolio
 (162,694 Shares; cost
 $2,090,097).......................             --              --                      --                     --              --
                                      ------------     -----------             -----------           ------------    ------------
Total investments..................    138,450,277      86,228,768              28,272,680            166,049,973     128,467,756
Cash and Accounts Receivable.......             --              --                      --                     --              --
                                      ------------     -----------             -----------           ------------    ------------
Total assets.......................    138,450,277      86,228,768              28,272,680            166,049,973     128,467,756
LIABILITIES:
Due to New England Life Insurance
 Company...........................        829,960         545,065                 233,855                983,340         723,771
                                      ------------     -----------             -----------           ------------    ------------
NET ASSETS.........................   $137,620,317     $85,683,703             $28,038,825           $165,066,633    $127,743,985
                                      ============     ===========             ===========           ============    ============

                                      FIDELITY     T. ROWE PRICE
                                     HIGH INCOME   MID CAP GROWTH
                                     SUB-ACCOUNT    SUB-ACCOUNT
                                     -----------   --------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (2,709,399 Shares; cost
 $112,269,909).....................  $       --     $        --
American Funds Growth-Income
 Portfolio
 (2,353,405 Shares; cost
 $70,678,905)......................          --              --
American Funds Global Small
 Capitalization Portfolio
 (1,661,145 Shares; cost
 $21,316,655)......................          --              --
FIDELITY VARIABLE INSURANCE
 PRODUCTS FUNDS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income
 Portfolio
 (6,545,131 Shares; cost
 $143,695,369).....................          --              --
Fidelity VIP Overseas Portfolio
 (7,332,634 Shares; cost
 $129,753,483).....................          --              --
Fidelity VIP High Income Portfolio
 (4,214,503 Shares; cost
 $25,994,267)......................  29,501,521              --
MET INVESTORS TRUST FUNDS ("MET
 INVESTORS FUND")
T. Rowe Price Mid Cap Growth
 Portfolio
 (1,478,872 Shares; cost
 $9,501,635).......................          --      11,165,483
PIMCO Total Return Portfolio
 (2,984,047 Shares; cost
 $34,504,506)......................          --              --
PIMCO PEA Innovation Portfolio
 (821,086 Shares; cost
 $3,904,272).......................          --              --
Met/AIM Mid Cap Core Equity
 Portfolio
 (351,475 Shares; cost
 $4,451,752).......................          --              --
Met/AIM Small Cap Growth Portfolio
 (310,963 Shares; cost
 $3,394,556).......................          --              --
Harris Oakmark International
 Portfolio
 (956,759 Shares; cost
 $11,655,011)......................          --              --
Janus Aggressive Growth Portfolio
 (319,976 Shares; cost
 $1,963,049).......................          --              --
Neuberger Berman Real Estate
 Portfolio
 (267,154 Shares; cost
 $3,128,651).......................          --              --
MFS Research International
 Portfolio
 (75,007 Shares; cost $827,875)....          --              --
Lord Abbett Bond Debenture
 Portfolio
 (162,694 Shares; cost
 $2,090,097).......................          --              --
                                     -----------    -----------
Total investments..................  29,501,521      11,165,483
Cash and Accounts Receivable.......          --              --
                                     -----------    -----------
Total assets.......................  29,501,521      11,165,483
LIABILITIES:
Due to New England Life Insurance
 Company...........................     249,122       1,295,958
                                     -----------    -----------
NET ASSETS.........................  $29,252,399    $ 9,869,525
                                     ===========    ===========



                       See Notes to Financial Statements.

       PIMCO        PIMCO PEA          MET/AIM             MET/AIM        HARRIS OAKMARK         JANUS         NEUBERGER BERMAN
    TOTAL RETURN   INNOVATION    MID CAP CORE EQUITY   SMALL CAP GROWTH   INTERNATIONAL    AGGRESSIVE GROWTH     REAL ESTATE
    SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
    ------------   -----------   -------------------   ----------------   --------------   -----------------   ----------------
    $        --    $       --        $       --           $       --       $        --        $       --          $       --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
     34,018,138            --                --                   --                --                --                  --
             --     3,793,418                --                   --                --                --                  --
             --            --         4,966,339                   --                --                --                  --
             --            --                --            3,992,765                --                --                  --
             --            --                --                   --        13,739,053                --                  --
             --            --                --                   --                --         2,447,817                  --
             --            --                --                   --                --                --           3,331,416
             --            --                --                   --                --                --                  --
             --            --                --                   --                --                --                  --
    -----------    ----------        ----------           ----------       -----------        ----------          ----------
     34,018,138     3,793,418         4,966,339            3,992,765        13,739,053         2,447,817           3,331,416
             --     2,478,299                --                   --                --                --                  --
    -----------    ----------        ----------           ----------       -----------        ----------          ----------
     34,018,138     6,271,717         4,966,339            3,992,765        13,739,053         2,447,817           3,331,416
        221,495            --            87,161              124,278           122,980           107,316              32,047
    -----------    ----------        ----------           ----------       -----------        ----------          ----------
    $33,796,643    $6,271,717        $4,879,178           $3,868,487       $13,616,073        $2,340,501          $3,299,369
    ===========    ==========        ==========           ==========       ===========        ==========          ==========

              MFS              LORD ABBETT
     RESEARCH INTERNATIONAL   BOND DEBENTURE
          SUB-ACCOUNT          SUB-ACCOUNT
     ----------------------   --------------
            $     --            $       --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
                  --                    --
             879,078                    --
                  --             2,054,824
            --------            ----------
             879,078             2,054,824
                  --                    --
            --------            ----------
             879,078             2,054,824
              19,955                14,331
            --------            ----------
            $859,123            $2,040,493
            ========            ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                   ZENITH EQUITY                      STATE STREET RESEARCH BOND INCOME
                                                    SUB-ACCOUNT                                  SUB-ACCOUNT
                                    -------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED           ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002            2004           2003           2002
                                    ------------   ------------   -------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................  $ 3,411,599    $ 1,820,842    $  2,662,934     $8,235,432     $4,545,688     $5,955,168
 Expenses.........................    4,541,230      4,126,251       4,419,284        813,298        854,253        813,619
                                    -----------    ------------   -------------    ----------     ----------     ----------
Net investment (loss) income......   (1,129,631)    (2,305,409)     (1,756,350)     7,422,134      3,691,435      5,141,549
                                    -----------    ------------   -------------    ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............    4,057,343     (8,134,637)     15,512,708        245,067        657,629      1,095,749
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........   70,546,187    193,027,791    (202,056,844)    (2,269,317)     3,019,330      3,365,793
                                    -----------    ------------   -------------    ----------     ----------     ----------
Net realized and unrealized gains
 (losses) on investments..........   74,603,530    184,893,154    (186,544,136)    (2,024,250)     3,676,959      4,461,542
                                    -----------    ------------   -------------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $73,473,899    $182,587,745   $(188,300,486)   $5,397,884     $7,368,394     $9,603,091
                                    ===========    ============   =============    ==========     ==========     ==========

                                        STATE STREET RESEARCH MONEY MARKET
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002
                                    ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................    $915,027       $857,854      $1,416,764
 Expenses.........................     462,459        555,804         531,130
                                      --------       --------      ----------
Net investment (loss) income......     452,568        302,050         885,634
                                      --------       --------      ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............          --            109              --
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........          --           (109)             --
                                      --------       --------      ----------
Net realized and unrealized gains
 (losses) on investments..........          --             --              --
                                      --------       --------      ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................    $452,568       $302,050      $  885,634
                                      ========       ========      ==========

------------
(c) Formerly, Janus Mid Cap Sub-Account

                       See Notes to Financial Statements.

                 MFS TOTAL RETURN                       HARRIS OAKMARK FOCUSED VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 3,715,998    $ 1,627,223    $ 8,643,269    $ 1,867,780    $   194,451    $   227,624
        729,474        572,612        540,197        977,548        801,709        694,231
    -----------    -----------    ------------   -----------    -----------    ------------
      2,986,524      1,054,611      8,103,072        890,232       (607,258)      (466,607)
    -----------    -----------    ------------   -----------    -----------    ------------
     (5,633,903)    (1,462,525)       254,176      6,197,900      2,072,341      3,813,413
     15,194,015     14,838,405    (14,397,361)     8,518,741     37,646,195    (15,327,523)
    -----------    -----------    ------------   -----------    -----------    ------------
      9,560,112     13,375,880    (14,143,185)    14,716,641     39,718,536    (11,514,110)
    -----------    -----------    ------------   -----------    -----------    ------------
    $12,546,636    $14,430,491    $(6,040,113)   $15,606,873    $39,111,278    $(11,980,717)
    ===========    ===========    ============   ===========    ===========    ============

                  FI VALUE LEADERS                         LOOMIS SAYLES SMALL CAP
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
     $   983,288    $   506,851    $   676,406    $        --    $        --    $    140,106
         506,988        451,676        480,986        916,512        788,840         796,837
     -----------    -----------    ------------   -----------    -----------    ------------
         476,300         55,175        195,420       (916,512)      (788,840)       (656,731)
     -----------    -----------    ------------   -----------    -----------    ------------
      (2,858,137)    (3,299,189)     1,899,725      3,394,070        496,209       4,513,962
      11,836,413     19,298,428    (18,712,878)    19,269,186     38,409,165     (34,940,969)
     -----------    -----------    ------------   -----------    -----------    ------------
       8,978,276     15,999,239    (16,813,153)    22,663,256     38,905,374     (30,427,007)
     -----------    -----------    ------------   -----------    -----------    ------------
     $ 9,454,576    $16,054,414    $(16,617,733)  $21,746,744    $38,116,534    $(31,083,738)
     ===========    ===========    ============   ===========    ===========    ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                      BALANCED                                 DAVIS VENTURE VALUE
                                                    SUB-ACCOUNT                                    SUB-ACCOUNT
                                   ----------------------------------------------   ------------------------------------------
                                    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                   JANUARY 1, 2004       ENDED          ENDED          ENDED          ENDED          ENDED
                                     TO APRIL 30,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004             2003           2002           2004           2003           2002
                                   ----------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends.......................    $   551,046      $   492,235    $   387,846    $ 1,849,820    $   962,168    $ 2,231,971
 Expenses........................         31,437          111,022        111,358      1,934,790      1,616,839      1,567,223
                                     -----------      -----------    -----------    -----------    -----------    ------------
Net investment (loss) income.....        519,609          381,213        276,488        (84,970)      (654,671)       664,748
                                     -----------      -----------    -----------    -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........     (1,533,857)      (1,188,235)    (1,537,528)     5,903,902      2,248,831      8,638,974
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year........        829,496        3,749,628     (1,288,815)    29,634,368     68,401,357    (56,221,915)
                                     -----------      -----------    -----------    -----------    -----------    ------------
Net realized and unrealized gains
 (losses) on investments.........       (704,361)       2,561,393     (2,826,343)    35,538,270     70,650,188    (47,582,941)
                                     -----------      -----------    -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................    $  (184,752)     $ 2,942,606    $(2,549,855)   $35,453,300    $69,995,517    $(46,918,193)
                                     ===========      ===========    ===========    ===========    ===========    ============

                                     STATE STREET RESEARCH LARGE CAP GROWTH
                                                  SUB-ACCOUNT
                                   ------------------------------------------
                                   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                      ENDED          ENDED          ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2004           2003           2002
                                   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends.......................  $        --    $   113,475    $         --
 Expenses........................    1,392,378      1,277,023       1,346,954
                                   ------------   ------------   ------------
Net investment (loss) income.....   (1,392,378)    (1,163,548)     (1,346,954)
                                   ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........  (14,910,736)   (16,506,451)      3,186,557
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year........   33,813,560     76,978,626     (92,753,612)
                                   ------------   ------------   ------------
Net realized and unrealized gains
 (losses) on investments.........   18,902,824     60,472,175     (89,567,055)
                                   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................  $17,510,446    $59,308,627    $(90,914,009)
                                   ============   ============   ============

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

         SALOMON BROTHERS U.S. GOVERNMENT        SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES
                   SUB-ACCOUNT                                    SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
       ENDED          ENDED          ENDED           ENDED           ENDED           ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2004           2003           2002           2004            2003            2002
    ------------   ------------   ------------   -------------   -------------   -------------
      $19,692        $ 21,915       $41,032        $ 49,503        $ 29,958        $ 85,774
        9,142          10,743           702          17,458          14,640          11,878
      -------        --------       -------        --------        --------        --------
       10,550          11,172        40,330          32,045          15,318          73,896
      -------        --------       -------        --------        --------        --------
       22,258          17,323         7,689          15,924            (968)        (26,212)
       (8,495)        (20,770)       24,678          82,194         144,628          52,240
      -------        --------       -------        --------        --------        --------
       13,763          (3,447)       32,367          98,118         143,660          26,028
      -------        --------       -------        --------        --------        --------
      $24,313        $  7,725       $72,697        $130,163        $158,978        $ 99,924
      =======        ========       =======        ========        ========        ========

                MFS INVESTORS TRUST                           MFS RESEARCH MANAGERS
                    SUB-ACCOUNT                                    SUB-ACCOUNT
     ------------------------------------------   ---------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED       JANUARY 1, 2004      ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    TO APRIL 30,     DECEMBER 31,   DECEMBER 31,
         2004           2003           2002            2004             2003           2002
     ------------   ------------   ------------   ---------------   ------------   ------------
      $   30,960     $   14,939    $    20,402      $    49,512     $    81,094    $    18,116
          78,062         26,952         25,204           16,716          57,129         63,539
      ----------     ----------    -----------      -----------     -----------    -----------
         (47,102)       (12,013)        (4,802)          32,796          23,965        (45,423)
      ----------     ----------    -----------      -----------     -----------    -----------
        (268,170)      (409,975)      (398,792)      (1,524,349)     (1,791,509)    (2,345,654)
       2,208,942      1,376,363       (679,536)       1,635,471       3,705,437       (643,921)
      ----------     ----------    -----------      -----------     -----------    -----------
       1,940,772        966,388     (1,078,328)         111,122       1,913,928     (2,989,575)
      ----------     ----------    -----------      -----------     -----------    -----------
      $1,893,670     $  954,375    $(1,083,130)     $   143,918     $ 1,937,893    $(3,034,998)
      ==========     ==========    ===========      ===========     ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                FI MID CAP OPPORTUNITIES                         FI MID CAP OPPORTUNITIES
                                                      SUB-ACCOUNT                                     SUB-ACCOUNT(C)
                                   --------------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                   JANUARY 1, 2004 TO      ENDED       MAY 1, 2002 TO      ENDED          ENDED          ENDED
                                       APRIL 30,        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2004              2003            2002            2004           2003           2002
                                   ------------------   ------------   --------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends.......................      $ 104,915          $ 15,111         $   --       $   160,274    $        --    $        --
 Expenses........................          1,961             2,802             62           171,497        145,350        135,700
                                       ---------          --------         ------       -----------    -----------    ------------
Net investment (loss) income.....        102,954            12,309            (62)          (11,223)      (145,350)      (135,700)
                                       ---------          --------         ------       -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........        (71,401)          127,595            186        (3,457,450)    (8,848,297)   (12,257,869)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year........        (73,886)           72,556          1,330         8,296,333     16,405,131      3,466,757
                                       ---------          --------         ------       -----------    -----------    ------------
Net realized and unrealized gains
 (losses) on investments.........       (145,287)          200,151          1,516         4,838,883      7,556,834     (8,791,112)
                                       ---------          --------         ------       -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................      $ (42,333)         $212,460         $1,454       $ 4,827,660    $ 7,411,484    $(8,926,812)
                                       =========          ========         ======       ===========    ===========    ============

                                               MET/PUTNAM VOYAGER
                                                  SUB-ACCOUNT
                                   ------------------------------------------
                                   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                      ENDED          ENDED          ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2004           2003           2002
                                   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends.......................  $     8,343    $        --    $        --
 Expenses........................       36,385         35,622         33,891
                                   -----------    -----------    -----------
Net investment (loss) income.....      (28,042)       (35,622)       (33,891)
                                   -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........     (367,078)    (1,420,059)    (2,630,379)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year........      697,588      3,007,526        539,725
                                   -----------    -----------    -----------
Net realized and unrealized gains
 (losses) on investments.........      330,510      1,587,467     (2,090,654)
                                   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................  $   302,468    $ 1,551,845    $(2,124,545)
                                   ===========    ===========    ===========

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                RUSSELL 2000 INDEX                         FI INTERNATIONAL STOCK
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
     $   79,487     $   61,730    $    40,726     $  483,656    $   208,174    $   206,841
         91,194         50,761         33,860        210,552        180,795        152,218
     ----------     ----------    -----------     ----------    -----------    -----------
        (11,707)        10,969          6,866        273,104         27,379         54,623
     ----------     ----------    -----------     ----------    -----------    -----------
        624,110       (218,557)      (563,915)      (888,146)    (1,596,931)      (449,822)
      2,397,634      4,042,967     (1,042,793)     6,749,239      9,520,606     (4,539,403)
     ----------     ----------    -----------     ----------    -----------    -----------
      3,021,744      3,824,410     (1,606,708)     5,861,093      7,923,675     (4,989,225)
     ----------     ----------    -----------     ----------    -----------    -----------
     $3,010,037     $3,835,379    $(1,599,842)    $6,134,197    $ 7,951,054    $(4,934,602)
     ==========     ==========    ===========     ==========    ===========    ===========

            STATE STREET RESEARCH AURORA                     METLIFE STOCK INDEX
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
      $       --    $        --    $   134,323    $ 1,776,087    $ 3,035,764    $  3,032,777
         329,632        220,330        122,294      1,252,610      1,108,540       1,116,031
      ----------    -----------    -----------    -----------    -----------    ------------
        (329,632)      (220,330)        12,029        523,477      1,927,224       1,916,746
      ----------    -----------    -----------    -----------    -----------    ------------
       1,890,673       (644,461)      (643,247)    (2,768,451)    (6,888,669)     (5,805,619)
       7,770,697     18,233,077     (7,624,022)    21,768,164     48,248,495     (42,875,959)
      ----------    -----------    -----------    -----------    -----------    ------------
       9,661,370     17,588,616     (8,267,269)    18,999,713     41,359,826     (48,681,578)
      ----------    -----------    -----------    -----------    -----------    ------------
      $9,331,738    $17,368,286    $(8,255,240)   $19,523,190    $43,287,050    $(46,764,832)
      ==========    ===========    ===========    ===========    ===========    ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                       LEHMAN BROTHERS AGGREGATE BOND INDEX              MORGAN STANLEY EAFE INDEX
                                                   SUB-ACCOUNT                                  SUB-ACCOUNT
                                    ------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002           2004           2003           2002
                                    ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................   $  854,440     $1,454,150     $  283,297     $   49,781     $   41,271     $   3,876
 Expenses.........................      108,678        117,048         56,571         31,552         14,729         5,176
                                     ----------     ----------     ----------     ----------     ----------     ---------
Net investment (loss) income......      745,762      1,337,102        226,726         18,229         26,542        (1,300)
                                     ----------     ----------     ----------     ----------     ----------     ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............      223,193        226,944         85,942        595,987         (4,000)      (48,380)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........       43,507       (790,508)     1,000,240        912,436      1,159,515      (155,310)
                                     ----------     ----------     ----------     ----------     ----------     ---------
Net realized and unrealized gains
 (losses) on investments..........      266,700       (563,564)     1,086,182      1,508,423      1,155,515      (203,690)
                                     ----------     ----------     ----------     ----------     ----------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................   $1,012,462     $  773,538     $1,312,908     $1,526,652     $1,182,057     $(204,990)
                                     ==========     ==========     ==========     ==========     ==========     =========

                                           METLIFE MID CAP STOCK INDEX
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002
                                    ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................   $   60,464     $   21,611     $   7,631
 Expenses.........................       34,891         22,659        12,985
                                     ----------     ----------     ---------
Net investment (loss) income......       25,573         (1,048)       (5,354)
                                     ----------     ----------     ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............      221,460        (99,390)      (54,202)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........    1,119,929      1,548,974      (478,537)
                                     ----------     ----------     ---------
Net realized and unrealized gains
 (losses) on investments..........    1,341,389      1,449,584      (532,739)
                                     ----------     ----------     ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................   $1,366,962     $1,448,536     $(538,093)
                                     ==========     ==========     =========

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

         FRANKLIN TEMPLETON SMALL CAP GROWTH             STATE STREET RESEARCH INVESTMENT TRUST
                     SUB-ACCOUNT                                      SUB-ACCOUNT
    ----------------------------------------------   ----------------------------------------------
    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD
       ENDED          ENDED       JANUARY 14, 2002      ENDED          ENDED       JANUARY 14, 2002
    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2004           2003             2002             2004           2003             2002
    ------------   ------------   ----------------   ------------   ------------   ----------------
      $     --       $     --        $      --         $  7,745       $  4,032         $    551
        21,764         10,623            3,846            3,831          2,173              787
      --------       --------        ---------         --------       --------         --------
       (21,764)       (10,623)          (3,846)           3,914          1,859             (236)
      --------       --------        ---------         --------       --------         --------
       173,561        (86,599)         (64,412)          23,584         (9,549)          (5,406)
       359,472        862,991         (199,380)         104,808        167,330          (37,833)
      --------       --------        ---------         --------       --------         --------
       533,033        776,392         (263,792)         128,392        157,781          (43,239)
      --------       --------        ---------         --------       --------         --------
      $511,269       $765,769        $(267,638)        $132,306       $159,640         $(43,475)
      ========       ========        =========         ========       ========         ========

        STATE STREET RESEARCH LARGE CAP VALUE          NEUBERGER BERMAN PARTNERS MID CAP VALUE
                     SUB-ACCOUNT                                     SUB-ACCOUNT
     --------------------------------------------   ----------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD
        ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED       JANUARY 14, 2002
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
         2004           2003            2002            2004           2003             2002
     ------------   ------------   --------------   ------------   ------------   ----------------
       $     --       $ 18,169        $  2,002       $  381,579     $   17,255       $   1,558
         13,608          6,469             768           71,827         33,313           9,756
       --------       --------        --------       ----------     ----------       ---------
        (13,608)        11,700           1,234          309,752        (16,058)         (8,198)
       --------       --------        --------       ----------     ----------       ---------
        386,999          7,098          (5,405)         877,164        (53,468)        (18,580)
         22,099        430,295         (10,014)       1,788,862      2,029,909        (228,386)
       --------       --------        --------       ----------     ----------       ---------
        409,098        437,393         (15,419)       2,666,026      1,976,441        (246,966)
       --------       --------        --------       ----------     ----------       ---------
       $395,490       $449,093        $(14,185)      $2,975,778     $1,960,383       $(255,164)
       ========       ========        ========       ==========     ==========       =========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                                                               T. ROWE PRICE      T. ROWE PRICE
                                                      HARRIS OAKMARK LARGE CAP VALUE          LARGE CAP GROWTH   SMALL CAP GROWTH
                                                               SUB-ACCOUNT                      SUB-ACCOUNT        SUB-ACCOUNT
                                               --------------------------------------------   ----------------   ----------------
                                               FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE PERIOD     FOR THE PERIOD
                                                  ENDED          ENDED       MAY 1, 2002 TO    MAY 3, 2004 TO     MAY 3, 2004 TO
                                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                   2004           2003            2002              2004               2004
                                               ------------   ------------   --------------   ----------------   ----------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends...................................    $ 35,901       $     --        $  8,226          $    --            $    --
 Expenses....................................      34,314         16,941           2,350              501                224
                                                 --------       --------        --------          -------            -------
Net investment (loss) income.................       1,587        (16,941)          5,876             (501)              (224)
                                                 --------       --------        --------          -------            -------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Net realized gains (losses) from security
 transactions................................     494,753         12,721         (13,014)            (614)              (602)
Change in net unrealized appreciation
 (depreciation) of investments For the
 Year........................................     339,192        855,125         (52,488)          55,012             43,347
                                                 --------       --------        --------          -------            -------
Net realized and unrealized gains (losses)
 on investments..............................     833,945        867,846         (65,502)          54,398             42,745
                                                 --------       --------        --------          -------            -------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...................    $835,532       $850,905        $(59,626)         $53,897            $42,521
                                                 ========       ========        ========          =======            =======

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

       SCUDDER       STATE STREET RESEARCH   STATE STREET RESEARCH
    GLOBAL EQUITY      AGGRESSIVE GROWTH          DIVERSIFIED                  AMERICAN FUNDS GROWTH
     SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT                       SUB-ACCOUNT
    --------------   ---------------------   ---------------------   ------------------------------------------
    FOR THE PERIOD      FOR THE PERIOD          FOR THE PERIOD       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
    MAY 3, 2004 TO      MAY 3, 2004 TO          MAY 3, 2004 TO          ENDED          ENDED          ENDED
     DECEMBER 31,        DECEMBER 31,            DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004                2004                    2004                2004           2003           2002
    --------------   ---------------------   ---------------------   ------------   ------------   ------------
        $   --              $    --                 $    --          $   218,587    $    89,989    $    14,213
            42                  510                     979              577,685        348,713        183,023
        ------              -------                 -------          -----------    -----------    -----------
           (42)                (510)                   (979)            (359,098)      (258,724)      (168,810)
        ------              -------                 -------          -----------    -----------    -----------
           125                  860                     890            1,069,623       (740,689)    (1,769,305)
         6,969               33,766                  46,566           13,265,948     20,874,621     (7,716,831)
        ------              -------                 -------          -----------    -----------    -----------
         7,094               34,626                  47,456           14,335,571     20,133,932     (9,486,136)
        ------              -------                 -------          -----------    -----------    -----------
        $7,052              $34,116                 $46,477          $13,976,473    $19,875,208    $(9,654,946)
        ======              =======                 =======          ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                           AMERICAN FUNDS GROWTH-INCOME          AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                   SUB-ACCOUNT                                  SUB-ACCOUNT
                                    ------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002           2004           2003           2002
                                    ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................   $  698,000    $   534,735    $   308,267     $       --     $   59,233    $    39,924
 Expenses.........................      338,893        220,319        127,280        112,234         56,101         28,754
                                     ----------    -----------    -----------     ----------     ----------    -----------
Net investment (loss) income......      359,107        314,416        180,987       (112,234)         3,132         11,170
                                     ----------    -----------    -----------     ----------     ----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............    1,048,558       (344,078)      (667,401)       863,723        206,759       (190,487)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........    5,902,884     13,921,980     (4,433,373)     3,579,827      4,450,306     (1,204,973)
                                     ----------    -----------    -----------     ----------     ----------    -----------
Net realized and unrealized gains
 (losses) on investments..........    6,951,442     13,577,902     (5,100,774)     4,443,550      4,657,065     (1,395,460)
                                     ----------    -----------    -----------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................   $7,310,549    $13,892,318    $(4,919,787)    $4,331,316     $4,660,197    $(1,384,290)
                                     ==========    ===========    ===========     ==========     ==========    ===========

                                              FIDELITY EQUITY-INCOME
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2004           2003           2002
                                    ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends........................  $ 3,014,233    $ 2,453,994    $  6,356,366
 Expenses.........................      984,556        867,159         953,331
                                    -----------    -----------    ------------
Net investment (loss) income......    2,029,677      1,586,835       5,403,035
                                    -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions............    6,054,787      3,057,078       5,466,327
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........    8,365,954     32,047,140     (40,377,303)
                                    -----------    -----------    ------------
Net realized and unrealized gains
 (losses) on investments..........   14,420,741     35,104,218     (34,910,976)
                                    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $16,450,418    $36,691,053    $(29,507,941)
                                    ===========    ===========    ============

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                FIDELITY OVERSEAS                           FIDELITY HIGH INCOME
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 1,388,161    $   787,294    $   781,287     $2,397,462     $1,497,530     $1,585,639
        739,957        604,976        607,951        163,748        147,544        101,931
    -----------    -----------    ------------    ----------     ----------     ----------
        648,204        182,318        173,336      2,233,714      1,349,986      1,483,708
    -----------    -----------    ------------    ----------     ----------     ----------
     (1,480,246)    (5,236,010)    (2,238,040)       370,732     (4,099,423)    (5,162,418)
     15,709,356     42,374,348    (21,574,452)      (208,672)     8,050,306      4,578,778
    -----------    -----------    ------------    ----------     ----------     ----------
     14,229,110     37,138,338    (23,812,492)       162,060      3,950,883       (583,640)
    -----------    -----------    ------------    ----------     ----------     ----------
    $14,877,314    $37,320,656    $(23,639,156)   $2,395,774     $5,300,869     $  900,068
    ===========    ===========    ============    ==========     ==========     ==========

              T. ROWE PRICE MID CAP GROWTH                         PIMCO TOTAL RETURN
                      SUB-ACCOUNT                                     SUB-ACCOUNT
     ----------------------------------------------   --------------------------------------------
     FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED          ENDED       JANUARY 14, 2002      ENDED          ENDED       MAY 1, 2002 TO
     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2004           2003             2002             2004           2003            2002
     ------------   ------------   ----------------   ------------   ------------   --------------
      $       --     $       --       $   9,464        $2,158,813      $499,758        $     --
          39,670         16,606           5,849           133,151       110,655          55,100
      ----------     ----------       ---------        ----------      --------        --------
         (39,670)       (16,606)          3,615         2,025,662       389,103         (55,100)
      ----------     ----------       ---------        ----------      --------        --------
         528,262       (186,614)       (132,297)          239,643       278,352          29,320
         995,330      1,114,108        (445,589)         (911,352)       81,019         343,965
      ----------     ----------       ---------        ----------      --------        --------
       1,523,592        927,494        (577,886)         (671,709)      359,371         373,285
      ----------     ----------       ---------        ----------      --------        --------
      $1,483,922     $  910,888       $(574,271)       $1,353,953      $748,474        $318,185
      ==========     ==========       =========        ==========      ========        ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                               PIMCO PEA INNOVATION                        MET/AIM MID CAP CORE EQUITY
                                                   SUB-ACCOUNT                                     SUB-ACCOUNT
                                  ----------------------------------------------   --------------------------------------------
                                  FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                     ENDED          ENDED       JANUARY 14, 2002      ENDED          ENDED       MAY 1, 2002 TO
                                  DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2004           2003             2002             2004           2003            2002
                                  ------------   ------------   ----------------   ------------   ------------   --------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends......................   $   2,853       $     --        $      --         $     --       $ 22,307        $    852
 Expenses.......................      17,970          7,072            1,032           20,653          8,330           1,301
                                   ---------       --------        ---------         --------       --------        --------
Net investment (loss) income....     (15,117)        (7,072)          (1,032)         (20,653)        13,977            (449)
                                   ---------       --------        ---------         --------       --------        --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..........     387,107         21,687         (177,812)         354,012          1,636          (1,711)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.......    (617,576)       526,988          (20,265)         129,409        399,111         (13,932)
                                   ---------       --------        ---------         --------       --------        --------
Net realized and unrealized
 gains (losses) on
 investments....................    (230,469)       548,675         (198,077)         483,421        400,747         (15,643)
                                   ---------       --------        ---------         --------       --------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................   $(245,586)      $541,603        $(199,109)        $462,768       $414,724        $(16,092)
                                   =========       ========        =========         ========       ========        ========

                                            MET/AIM SMALL CAP GROWTH
                                                  SUB-ACCOUNT
                                  --------------------------------------------
                                  FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                     ENDED          ENDED       MAY 1, 2002 TO
                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2004           2003            2002
                                  ------------   ------------   --------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends......................    $     --       $     --        $     --
 Expenses.......................      20,687         12,757           2,314
                                    --------       --------        --------
Net investment (loss) income....     (20,687)       (12,757)         (2,314)
                                    --------       --------        --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..........     277,085        105,553         (12,284)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.......     (25,476)       704,818         (81,133)
                                    --------       --------        --------
Net realized and unrealized
 gains (losses) on
 investments....................     251,609        810,371         (93,417)
                                    --------       --------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................    $230,922       $797,614        $(95,731)
                                    ========       ========        ========

------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                                                                                                NEUBERGER BERMAN    MFS RESEARCH
            HARRIS OAKMARK INTERNATIONAL                    JANUS AGGRESSIVE GROWTH               REAL ESTATE      INTERNATIONAL
                    SUB-ACCOUNT                                   SUB-ACCOUNT                     SUB-ACCOUNT       SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------   ----------------   --------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD    FOR THE PERIOD
       ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED          ENDED        MAY 3, 2004 TO    MAY 3, 2004 TO
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
        2004           2003            2002            2004           2003           2002             2004              2004
    ------------   ------------   --------------   ------------   ------------   ------------   ----------------   --------------
     $    3,474      $ 58,411        $    45         $     --      $      --      $      --         $127,992          $ 1,777
         38,488         5,947             59           10,497          8,972          6,201            3,775              265
     ----------      --------        -------         --------      ---------      ---------         --------          -------
        (35,014)       52,464            (14)         (10,497)        (8,972)        (6,201)         124,217            1,512
     ----------      --------        -------         --------      ---------      ---------         --------          -------
        347,269        12,684           (277)          84,224       (258,917)       (97,313)             562            1,101
      1,503,080       581,719           (756)         110,794        718,951       (305,291)         202,765           51,203
     ----------      --------        -------         --------      ---------      ---------         --------          -------
      1,850,349       594,403         (1,033)         195,018        460,034       (402,604)         203,327           52,304
     ----------      --------        -------         --------      ---------      ---------         --------          -------
     $1,815,335      $646,867        $(1,047)        $184,521      $ 451,062      $(408,805)        $327,544          $53,816
     ==========      ========        =======         ========      =========      =========         ========          =======

      LORD ABBETT
     BOND DEBENTURE
      SUB-ACCOUNT
     --------------
     FOR THE PERIOD
     MAY 3, 2004 TO
      DECEMBER 31,
          2004
     --------------
        $ 66,025
             512
        --------
          65,513
        --------
           9,035
         (35,273)
        --------
         (26,238)
        --------
        $ 39,275
        ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                    ZENITH EQUITY                      STATE STREET RESEARCH BOND INCOME
                                                     SUB-ACCOUNT                                  SUB-ACCOUNT
                                     -------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED           ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002            2004           2003           2002
                                     ------------   ------------   -------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ (1,129,631)  $ (2,305,409)  $  (1,756,350)  $  7,422,134   $  3,691,435   $  5,141,549
 Net realized gains (losses) from
  security transactions............     4,057,343     (8,134,637)     15,512,708        245,067        657,629      1,095,749
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    70,546,187    193,027,791    (202,056,844)    (2,269,317)     3,019,330      3,365,793
                                     ------------   ------------   -------------   ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    73,473,899    182,587,745    (188,300,486)     5,397,884      7,368,394      9,603,091
                                     ------------   ------------   -------------   ------------   ------------   ------------
From capital transactions:
 Net premiums......................    77,098,971     89,754,517     105,524,901     21,438,847     22,218,426     20,903,173
 Redemptions.......................   (57,461,572)   (51,388,819)    (50,874,532)    (9,264,316)    (7,580,949)    (5,188,578)
                                     ------------   ------------   -------------   ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    19,637,399     38,365,698      54,650,369     12,174,531     14,637,477     15,714,595
 Net sub-account transfers.........   (23,057,097)   (30,645,796)    (47,937,061)    (5,850,684)      (890,219)    11,316,930
 Net other transfers...............   (57,830,098)   (57,026,596)    (65,387,798)   (13,646,559)   (13,817,386)   (13,447,775)
                                     ------------   ------------   -------------   ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (61,249,796)   (49,306,694)    (58,674,490)    (7,322,712)       (70,128)    13,583,750
                                     ------------   ------------   -------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........    12,224,103    133,281,051    (246,974,976)    (1,924,828)     7,298,266     23,186,841
NET ASSETS -- BEGINNING OF
 PERIOD............................   756,136,082    622,855,031     869,830,007    144,581,086    137,282,820    114,095,979
                                     ------------   ------------   -------------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $768,360,185   $756,136,082   $ 622,855,031   $142,656,258   $144,581,086   $137,282,820
                                     ============   ============   =============   ============   ============   ============

                                         STATE STREET RESEARCH MONEY MARKET
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $    452,568   $    302,050   $    885,634
 Net realized gains (losses) from
  security transactions............            --            109             --
 Change in net unrealized
  appreciation (deprecation) of
  investments......................            --           (109)            --
                                     ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................       452,568        302,050        885,634
                                     ------------   ------------   ------------
From capital transactions:
 Net premiums......................    61,096,899     59,868,783     89,038,110
 Redemptions.......................   (19,400,297)   (13,469,916)   (12,316,384)
                                     ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    41,696,602     46,398,867     76,721,726
 Net sub-account transfers.........   (27,211,983)   (24,894,875)   (41,624,400)
 Net other transfers...............   (27,915,764)   (30,426,253)   (21,898,761)
                                     ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (13,431,145)    (8,922,261)    13,198,565
                                     ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........   (12,978,577)    (8,620,211)    14,084,199
NET ASSETS -- BEGINNING OF
 PERIOD............................   104,081,007    112,701,218     98,617,019
                                     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $ 91,102,430   $104,081,007   $112,701,218
                                     ============   ============   ============

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                 MFS TOTAL RETURN                       HARRIS OAKMARK FOCUSED VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,986,524   $  1,054,611   $ 8,103,072    $    890,232   $   (607,258)  $   (466,607)
      (5,633,903)    (1,462,525)      254,176       6,197,900      2,072,341      3,813,413
      15,194,015     14,838,405   (14,397,361)      8,518,741     37,646,195    (15,327,523)
    ------------   ------------   ------------   ------------   ------------   ------------
      12,546,636     14,430,491    (6,040,113)     15,606,873     39,111,278    (11,980,717)
    ------------   ------------   ------------   ------------   ------------   ------------
      15,407,527     14,769,888    14,370,925      24,581,993     23,628,782     21,761,800
      (6,514,766)    (4,157,626)   (3,761,311)    (10,462,871)    (7,245,783)    (5,167,843)
    ------------   ------------   ------------   ------------   ------------   ------------
       8,892,761     10,612,262    10,609,614      14,119,122     16,382,999     16,593,957
      18,569,863      2,423,346     2,411,615       2,926,787      6,793,497     23,836,746
     (11,305,283)    (9,085,734)   (8,963,145)    (15,838,957)   (13,962,777)   (12,156,751)
    ------------   ------------   ------------   ------------   ------------   ------------
      16,157,341      3,949,874     4,058,084       1,206,952      9,213,719     28,273,952
    ------------   ------------   ------------   ------------   ------------   ------------
      28,703,977     18,380,365    (1,982,029)     16,813,825     48,324,997     16,293,235
     102,516,529     84,136,164    86,118,193     165,660,062    117,335,065    101,041,830
    ------------   ------------   ------------   ------------   ------------   ------------
    $131,220,506   $102,516,529   $84,136,164    $182,473,887   $165,660,062   $117,335,065
    ============   ============   ============   ============   ============   ============

                  FI VALUE LEADERS                         LOOMIS SAYLES SMALL CAP
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
     $   476,300    $    55,175    $   195,420    $   (916,512)  $   (788,840)  $   (656,731)
      (2,858,137)    (3,299,189)     1,899,725       3,394,070        496,209      4,513,962
      11,836,413     19,298,428    (18,712,878)     19,269,186     38,409,165    (34,940,969)
     -----------    -----------    ------------   ------------   ------------   ------------
       9,454,576     16,054,414    (16,617,733)     21,746,744     38,116,534    (31,083,738)
     -----------    -----------    ------------   ------------   ------------   ------------
      10,368,616     12,107,470     14,513,861      19,433,844     22,141,769     25,258,947
      (4,611,153)    (3,999,213)    (3,593,368)     (9,439,720)    (6,905,500)    (6,230,888)
     -----------    -----------    ------------   ------------   ------------   ------------
       5,757,463      8,108,257     10,920,493       9,994,124     15,236,269     19,028,059
      (3,533,876)    (5,024,334)    (6,987,198)     (3,806,363)    (4,945,535)    (6,918,288)
      (7,070,057)    (7,338,672)    (7,859,332)    (13,370,209)   (13,122,406)   (14,581,770)
     -----------    -----------    ------------   ------------   ------------   ------------
      (4,846,470)    (4,254,749)    (3,926,037)     (7,182,448)    (2,831,672)    (2,471,999)
     -----------    -----------    ------------   ------------   ------------   ------------
       4,608,106     11,799,665    (20,543,770)     14,564,296     35,284,862    (33,555,737)
      76,081,031     64,281,366     84,825,136     143,154,523    107,869,661    141,425,398
     -----------    -----------    ------------   ------------   ------------   ------------
     $80,689,137    $76,081,031    $64,281,366    $157,718,819   $143,154,523   $107,869,661
     ===========    ===========    ============   ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                       BALANCED                                 DAVIS VENTURE VALUE
                                                      SUB-ACCOUNT                                   SUB-ACCOUNT
                                     ---------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                     JANUARY 1, 2004    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                      TO APRIL 30,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2004             2003           2002           2004           2003           2002
                                     ---------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $    519,609     $   381,213    $   276,488    $    (84,970)  $   (654,671)  $    664,748
 Net realized gains (losses) from
  security transactions............     (1,533,857)     (1,188,235)    (1,537,528)      5,903,902      2,248,831      8,638,974
 Change in net unrealized
  appreciation (deprecation) of
  investments......................        829,496       3,749,628     (1,288,815)     29,634,368     68,401,357    (56,221,915)
                                      ------------     -----------    -----------    ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................       (184,752)      2,942,606     (2,549,855)     35,453,300     69,995,517    (46,918,193)
                                      ------------     -----------    -----------    ------------   ------------   ------------
From capital transactions:
 Net premiums......................      1,014,771       3,361,068      3,924,576      48,906,599     50,679,220     55,135,416
 Redemptions.......................       (551,050)     (1,300,345)      (907,354)    (18,912,665)   (14,383,047)   (11,989,460)
                                      ------------     -----------    -----------    ------------   ------------   ------------
 Total net premiums
  (redemptions)....................        463,721       2,060,723      3,017,222      29,993,934     36,296,173     43,145,956
 Net sub-account transfers.........    (18,295,407)        191,088       (294,928)       (921,279)    (2,223,360)    (6,324,654)
 Net other transfers...............       (470,336)     (2,244,310)    (2,446,226)    (31,625,084)   (30,573,850)   (29,734,062)
                                      ------------     -----------    -----------    ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    (18,302,022)          7,501        276,068      (2,552,429)     3,498,963      7,087,240
                                      ------------     -----------    -----------    ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........    (18,486,774)      2,950,107     (2,273,787)     32,900,871     73,494,480    (39,830,953)
NET ASSETS -- BEGINNING OF
 PERIOD............................     18,486,774      15,536,667     17,810,454     302,685,265    229,190,785    269,021,738
                                      ------------     -----------    -----------    ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........   $         --     $18,486,774    $15,536,667    $335,586,136   $302,685,265   $229,190,785
                                      ============     ===========    ===========    ============   ============   ============

                                       STATE STREET RESEARCH LARGE CAP GROWTH
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ (1,392,378)  $ (1,163,548)  $ (1,346,954)
 Net realized gains (losses) from
  security transactions............   (14,910,736)   (16,506,451)     3,186,557
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    33,813,560     76,978,626    (92,753,612)
                                     ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    17,510,446     59,308,627    (90,914,009)
                                     ------------   ------------   ------------
From capital transactions:
 Net premiums......................    38,154,373     45,221,422     55,603,488
 Redemptions.......................   (14,455,997)   (11,751,978)   (10,450,731)
                                     ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    23,698,376     33,469,444     45,152,757
 Net sub-account transfers.........   (14,077,758)   (17,265,746)   (23,278,546)
 Net other transfers...............   (23,646,137)   (25,268,081)   (26,675,457)
                                     ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   (14,025,519)    (9,064,383)    (4,801,246)
                                     ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........     3,484,927     50,244,244    (95,715,255)
NET ASSETS -- BEGINNING OF
 PERIOD............................   225,355,598    175,111,354    270,826,609
                                     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $228,840,525   $225,355,598   $175,111,354
                                     ============   ============   ============

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

         SALOMON BROTHERS U.S. GOVERNMENT        SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES
                   SUB-ACCOUNT                                    SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------------
      FOR THE        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2004           2003           2002           2004            2003            2002
    ------------   ------------   ------------   -------------   -------------   -------------
     $   10,550     $   11,172     $   40,330     $   32,045      $   15,318      $   73,896
         22,258         17,323          7,689         15,924            (968)        (26,212)
         (8,495)       (20,770)        24,678         82,194         144,628          52,240
     ----------     ----------     ----------     ----------      ----------      ----------
         24,313          7,725         72,697        130,163         158,978          99,924
     ----------     ----------     ----------     ----------      ----------      ----------
         75,003             --             --         92,149              --              --
        (81,031)       (37,215)            --       (113,630)        (14,950)         (1,175)
     ----------     ----------     ----------     ----------      ----------      ----------
         (6,028)       (37,215)            --        (21,481)        (14,950)         (1,175)
        460,484       (219,727)            --      2,103,776         307,148         (71,648)
          8,249          3,351        349,796         34,479         (37,201)         (9,413)
     ----------     ----------     ----------     ----------      ----------      ----------
        462,705       (253,591)       349,796      2,116,774         254,997         (82,236)
     ----------     ----------     ----------     ----------      ----------      ----------
        487,018       (245,866)       422,493      2,246,937         413,975          17,688
      1,028,922      1,274,788        852,295      1,638,004       1,224,029       1,206,341
     ----------     ----------     ----------     ----------      ----------      ----------
     $1,515,940     $1,028,922     $1,274,788     $3,884,941      $1,638,004      $1,224,029
     ==========     ==========     ==========     ==========      ==========      ==========

                MFS INVESTORS TRUST                           MFS RESEARCH MANAGERS
                    SUB-ACCOUNT                                    SUB-ACCOUNT
     ------------------------------------------   ---------------------------------------------
       FOR THE        FOR THE        FOR THE      FOR THE PERIOD      FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED    JANUARY 1, 2004    YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    TO APRIL 30,     DECEMBER 31,   DECEMBER 31,
         2004           2003           2002            2004             2003           2002
     ------------   ------------   ------------   ---------------   ------------   ------------
     $   (47,102)    $  (12,013)   $    (4,802)    $     32,796     $    23,965    $   (45,423)
        (268,170)      (409,975)      (398,792)      (1,524,349)     (1,791,509)    (2,345,654)
       2,208,942      1,376,363       (679,536)       1,635,471       3,705,437       (643,921)
     -----------     ----------    -----------     ------------     -----------    -----------
       1,893,670        954,375     (1,083,130)         143,918       1,937,893     (3,034,998)
     -----------     ----------    -----------     ------------     -----------    -----------
       2,312,260      1,147,796      1,261,160          710,590       2,047,668      2,848,128
        (650,266)      (163,074)       (82,430)        (240,830)       (543,834)      (474,981)
     -----------     ----------    -----------     ------------     -----------    -----------
       1,661,994        984,722      1,178,730          469,760       1,503,834      2,373,147
      10,233,192       (117,190)        60,503      (10,425,065)       (749,402)    (2,014,769)
      (1,466,513)      (671,565)      (552,026)        (312,334)     (1,201,059)    (1,488,777)
     -----------     ----------    -----------     ------------     -----------    -----------
      10,428,673        195,967        687,207      (10,267,639)       (446,627)    (1,130,399)
     -----------     ----------    -----------     ------------     -----------    -----------
      12,322,343      1,150,342       (395,923)     (10,123,721)      1,491,266     (4,165,397)
       5,441,323      4,290,981      4,686,904       10,123,721       8,632,455     12,797,852
     -----------     ----------    -----------     ------------     -----------    -----------
     $17,763,666     $5,441,323    $ 4,290,981     $         --     $10,123,721    $ 8,632,455
     ===========     ==========    ===========     ============     ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                FI MID CAP OPPORTUNITIES                        FI MID CAP OPPORTUNITIES
                                                       SUB-ACCOUNT                                   SUB-ACCOUNT(C)
                                     -----------------------------------------------   ------------------------------------------
                                     FOR THE PERIOD    FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                     JANUARY 1, 2004      ENDED       MAY 1, 2002 TO      ENDED          ENDED          ENDED
                                      TO APRIL 30,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2004             2003            2002            2004           2003           2002
                                     ---------------   ------------   --------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......    $   102,954      $   12,309       $   (62)      $   (11,223)   $  (145,350)   $  (135,700)
 Net realized gains (losses) from
  security transactions............        (71,401)        127,595           186        (3,457,450)    (8,848,297)   (12,257,869)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................        (73,886)         72,556         1,330         8,296,333     16,405,131      3,466,757
                                       -----------      ----------       -------       -----------    -----------    ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................        (42,333)        212,460         1,454         4,827,660      7,411,484     (8,926,812)
                                       -----------      ----------       -------       -----------    -----------    ------------
From capital transactions:
 Net premiums......................        162,432         116,624        11,358         5,971,764      7,041,558      9,276,903
 Redemptions.......................         (7,223)         (3,846)           --        (1,981,864)    (1,499,649)    (1,042,710)
                                       -----------      ----------       -------       -----------    -----------    ------------
 Total net premiums
  (redemptions)....................        155,209         112,778        11,358         3,989,900      5,541,909      8,234,193
 Net sub-account transfers.........     (1,221,113)        814,509        25,547          (264,058)    (2,996,184)    (3,222,513)
 Net other transfers...............        (28,562)        (31,842)       (9,465)       (3,638,997)    (3,227,297)    (3,318,501)
                                       -----------      ----------       -------       -----------    -----------    ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (1,094,466)        895,445        27,440            86,845       (681,572)     1,693,179
                                       -----------      ----------       -------       -----------    -----------    ------------
NET CHANGE IN NET ASSETS...........     (1,136,799)      1,107,905        28,894         4,914,505      6,729,912     (7,233,633)
NET ASSETS -- BEGINNING OF
 PERIOD............................      1,136,799          28,894            --        28,559,896     21,829,984     29,063,617
                                       -----------      ----------       -------       -----------    -----------    ------------
NET ASSETS -- END OF PERIOD........    $        --      $1,136,799       $28,894       $33,474,401    $28,559,896    $21,829,984
                                       ===========      ==========       =======       ===========    ===========    ============

                                                 MET/PUTNAM VOYAGER
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $  (28,042)   $   (35,622)   $   (33,891)
 Net realized gains (losses) from
  security transactions............     (367,078)    (1,420,059)    (2,630,379)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................      697,588      3,007,526        539,725
                                      ----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      302,468      1,551,845     (2,124,545)
                                      ----------    -----------    -----------
From capital transactions:
 Net premiums......................    1,431,717      2,037,690      2,550,638
 Redemptions.......................     (541,772)      (379,984)      (178,950)
                                      ----------    -----------    -----------
 Total net premiums
  (redemptions)....................      889,945      1,657,706      2,371,688
 Net sub-account transfers.........     (388,113)      (548,529)      (563,705)
 Net other transfers...............     (867,741)    (1,103,456)      (922,093)
                                      ----------    -----------    -----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................     (365,909)         5,721        885,890
                                      ----------    -----------    -----------
NET CHANGE IN NET ASSETS...........      (63,441)     1,557,566     (1,238,655)
NET ASSETS -- BEGINNING OF
 PERIOD............................    7,417,051      5,859,485      7,098,140
                                      ----------    -----------    -----------
NET ASSETS -- END OF PERIOD........   $7,353,610    $ 7,417,051    $ 5,859,485
                                      ==========    ===========    ===========

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                RUSSELL 2000 INDEX                         FI INTERNATIONAL STOCK
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $   (11,707)   $    10,969    $     6,866    $   273,104    $    27,379    $    54,623
        624,110       (218,557)      (563,915)      (888,146)    (1,596,931)      (449,822)
      2,397,634      4,042,967     (1,042,793)     6,749,239      9,520,606     (4,539,403)
    -----------    -----------    -----------    -----------    -----------    -----------
      3,010,037      3,835,379     (1,599,842)     6,134,197      7,951,054     (4,934,602)
    -----------    -----------    -----------    -----------    -----------    -----------
      3,130,151      2,147,657      1,919,451      6,594,522      7,582,960      6,406,193
     (1,218,534)      (414,064)      (264,112)    (2,263,258)    (1,266,087)      (893,212)
    -----------    -----------    -----------    -----------    -----------    -----------
      1,911,617      1,733,593      1,655,339      4,331,264      6,316,873      5,512,981
      4,367,569      2,137,245      2,006,579     (2,283,820)    (1,110,458)     3,553,221
     (1,503,148)    (1,106,091)      (821,225)    (3,725,310)    (2,948,680)    (1,595,963)
    -----------    -----------    -----------    -----------    -----------    -----------
      4,776,038      2,764,747      2,840,693     (1,677,866)     2,257,735      7,470,239
    -----------    -----------    -----------    -----------    -----------    -----------
      7,786,075      6,600,126      1,240,851      4,456,331     10,208,789      2,535,637
     13,781,579      7,181,453      5,940,602     35,668,554     25,459,765     22,924,128
    -----------    -----------    -----------    -----------    -----------    -----------
    $21,567,654    $13,781,579    $ 7,181,453    $40,124,885    $35,668,554    $25,459,765
    ===========    ===========    ===========    ===========    ===========    ===========

            STATE STREET RESEARCH AURORA                     METLIFE STOCK INDEX
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004           2003           2002           2004           2003           2002
     ------------   ------------   ------------   ------------   ------------   ------------
     $  (329,632)   $  (220,330)   $    12,029    $    523,477   $  1,927,224   $  1,916,746
       1,890,673       (644,461)      (643,247)     (2,768,451)    (6,888,669)    (5,805,619)
       7,770,697     18,233,077     (7,624,022)     21,768,164     48,248,495    (42,875,959)
     -----------    -----------    -----------    ------------   ------------   ------------
       9,331,738     17,368,286     (8,255,240)     19,523,190     43,287,050    (46,764,832)
     -----------    -----------    -----------    ------------   ------------   ------------
      12,120,052     10,089,124      8,662,181      31,445,881     34,309,746     37,063,908
      (3,776,774)    (1,757,565)    (1,385,821)    (13,323,189)    (9,320,811)    (8,271,246)
     -----------    -----------    -----------    ------------   ------------   ------------
       8,343,278      8,331,559      7,276,360      18,122,692     24,988,935     28,792,662
       5,381,166      6,188,962     18,104,292      (4,252,995)    (6,704,351)    (6,187,606)
      (6,841,633)    (5,485,904)    (3,298,409)    (19,130,829)   (18,977,138)   (18,597,608)
     -----------    -----------    -----------    ------------   ------------   ------------
       6,882,811      9,034,617     22,082,243      (5,261,132)      (692,554)     4,007,448
     -----------    -----------    -----------    ------------   ------------   ------------
      16,214,549     26,402,903     13,827,003      14,262,058     42,594,496    (42,757,384)
      57,204,349     30,801,446     16,974,443     200,963,908    158,369,412    201,126,796
     -----------    -----------    -----------    ------------   ------------   ------------
     $73,418,898    $57,204,349    $30,801,446    $215,225,966   $200,963,908   $158,369,412
     ===========    ===========    ===========    ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                        LEHMAN BROTHERS AGGREGATE BOND INDEX              MORGAN STANLEY EAFE INDEX
                                                    SUB-ACCOUNT                                  SUB-ACCOUNT
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   745,762    $ 1,337,102    $   226,726     $   18,229     $   26,542     $   (1,300)
 Net realized gains (losses) from
  security transactions............      223,193        226,944         85,942        595,987         (4,000)       (48,380)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................       43,507       (790,508)     1,000,240        912,436      1,159,515       (155,310)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,012,462        773,538      1,312,908      1,526,652      1,182,057       (204,990)
                                     -----------    -----------    -----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................    6,378,076      6,405,157      2,872,377      1,295,709        955,692        534,654
 Redemptions.......................   (1,788,305)    (2,047,281)      (728,353)      (183,442)       (25,831)       (14,775)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................    4,589,771      4,357,876      2,144,024      1,112,267        929,861        519,879
 Net sub-account transfers.........      (53,381)     2,526,491     14,531,633      2,909,339      1,327,027        996,756
 Net other transfers...............   (3,125,084)    (3,052,553)    (1,140,897)      (563,417)      (356,835)       (85,402)
                                     -----------    -----------    -----------     ----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    1,411,306      3,831,814     15,534,760      3,458,189      1,900,053      1,431,233
                                     -----------    -----------    -----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........    2,423,768      4,605,352     16,847,668      4,984,841      3,082,110      1,226,243
NET ASSETS -- BEGINNING OF
 PERIOD............................   25,940,210     21,334,858      4,487,190      4,822,619      1,740,509        514,266
                                     -----------    -----------    -----------     ----------     ----------     ----------
NET ASSETS -- END OF PERIOD........  $28,363,978    $25,940,210    $21,334,858     $9,807,460     $4,822,619     $1,740,509
                                     ===========    ===========    ===========     ==========     ==========     ==========

                                            METLIFE MID CAP STOCK INDEX
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $    25,573     $   (1,048)    $   (5,354)
 Net realized gains (losses) from
  security transactions............      221,460        (99,390)       (54,202)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    1,119,929      1,548,974       (478,537)
                                     -----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,366,962      1,448,536       (538,093)
                                     -----------     ----------     ----------
From capital transactions:
 Net premiums......................    1,877,884      1,331,548        843,981
 Redemptions.......................     (401,971)      (115,943)       (41,416)
                                     -----------     ----------     ----------
 Total net premiums
  (redemptions)....................    1,475,913      1,215,605        802,565
 Net sub-account transfers.........    2,459,056        983,814      2,330,476
 Net other transfers...............     (881,483)      (721,359)      (319,196)
                                     -----------     ----------     ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    3,053,486      1,478,060      2,813,845
                                     -----------     ----------     ----------
NET CHANGE IN NET ASSETS...........    4,420,448      2,926,596      2,275,752
NET ASSETS -- BEGINNING OF
 PERIOD............................    6,317,800      3,391,204      1,115,452
                                     -----------     ----------     ----------
NET ASSETS -- END OF PERIOD........  $10,738,248     $6,317,800     $3,391,204
                                     ===========     ==========     ==========

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

           FRANKLIN TEMPLETON SMALL CAP GROWTH               STATE STREET RESEARCH INVESTMENT TRUST
                       SUB-ACCOUNT                                         SUB-ACCOUNT
    -------------------------------------------------   -------------------------------------------------
    FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD      FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
       ENDED          ENDED       JANUARY 14, 2002 TO      ENDED          ENDED       JANUARY 14, 2002 TO
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,       DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
        2004           2003              2002               2004           2003              2002
    ------------   ------------   -------------------   ------------   ------------   -------------------
     $  (21,764)    $  (10,623)       $   (3,846)        $    3,914      $  1,859          $   (236)
        173,561        (86,599)          (64,412)            23,584        (9,549)           (5,406)
        359,472        862,991          (199,380)           104,808       167,330           (37,833)
     ----------     ----------        ----------         ----------      --------          --------
        511,269        765,769          (267,638)           132,306       159,640           (43,475)
     ----------     ----------        ----------         ----------      --------          --------
      1,357,165        626,914           250,912            392,804       294,200            90,594
       (358,791)       (68,310)          (19,428)           (21,305)       (6,692)          (13,633)
     ----------     ----------        ----------         ----------      --------          --------
        998,374        558,604           231,484            371,499       287,508            76,961
      1,260,032      1,276,977         1,468,425             69,898       209,005           329,748
       (722,267)      (561,231)         (124,782)            (5,261)      (66,161)          (41,299)
     ----------     ----------        ----------         ----------      --------          --------
      1,536,139      1,274,350         1,575,127            436,136       430,352           365,410
     ----------     ----------        ----------         ----------      --------          --------
      2,047,408      2,040,119         1,307,489            568,442       589,992           321,935
      3,347,608      1,307,489                --            911,927       321,935                --
     ----------     ----------        ----------         ----------      --------          --------
     $5,395,016     $3,347,608        $1,307,489         $1,480,369      $911,927          $321,935
     ==========     ==========        ==========         ==========      ========          ========

         STATE STREET RESEARCH LARGE CAP VALUE            NEUBERGER BERMAN PARTNERS MID CAP VALUE
                      SUB-ACCOUNT                                       SUB-ACCOUNT
     ---------------------------------------------   -------------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
        ENDED          ENDED       MAY 1, 2002 TO       ENDED          ENDED       JANUARY 14, 2002 TO
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
         2004           2003            2002             2004           2003              2002
     ------------   ------------   ---------------   ------------   ------------   -------------------
      $  (13,608)    $   11,700       $  1,234       $   309,752     $  (16,058)       $   (8,198)
         386,999          7,098         (5,405)          877,164        (53,468)          (18,580)
          22,099        430,295        (10,014)        1,788,862      2,029,909          (228,386)
      ----------     ----------       --------       -----------     ----------        ----------
         395,490        449,093        (14,185)        2,975,778      1,960,383          (255,164)
      ----------     ----------       --------       -----------     ----------        ----------
         951,227        588,546         46,427         2,408,718      1,338,647           512,612
        (152,152)       (35,863)            (9)         (846,289)      (369,440)          (38,899)
      ----------     ----------       --------       -----------     ----------        ----------
         799,075        552,683         46,418         1,562,429        969,207           473,713
         858,076        768,299        407,503         5,781,147      3,377,481         3,758,198
        (466,148)       (43,285)           590        (1,152,396)      (628,765)          (72,582)
      ----------     ----------       --------       -----------     ----------        ----------
       1,191,003      1,277,697        454,511         6,191,180      3,717,923         4,159,329
      ----------     ----------       --------       -----------     ----------        ----------
       1,586,493      1,726,790        440,326         9,166,958      5,678,306         3,904,165
       2,167,116        440,326             --         9,582,471      3,904,165                --
      ----------     ----------       --------       -----------     ----------        ----------
      $3,753,609     $2,167,116       $440,326       $18,749,429     $9,582,471        $3,904,165
      ==========     ==========       ========       ===========     ==========        ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                              T. ROWE PRICE       T. ROWE PRICE
                                                    HARRIS OAKMARK LARGE CAP VALUE           LARGE CAP GROWTH    SMALL CAP GROWTH
                                                             SUB-ACCOUNT                       SUB-ACCOUNT         SUB-ACCOUNT
                                             --------------------------------------------    ----------------    ----------------
                                             FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD     FOR THE PERIOD      FOR THE PERIOD
                                                ENDED          ENDED       MAY 1, 2002 TO     MAY 3, 2004 TO      MAY 3, 2004 TO
                                             DECEMBER 31,   DECEMBER 31,    DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                 2004           2003            2002               2004                2004
                                             ------------   ------------   --------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income..............   $    1,587     $  (16,941)     $    5,876          $   (501)           $   (224)
 Net realized gains (losses) from security
  transactions.............................      494,753         12,721         (13,014)             (614)               (602)
 Change in net unrealized appreciation
  (deprecation) of investments.............      339,192        855,125         (52,488)           55,012              43,347
                                              ----------     ----------      ----------          --------            --------
 Net increase (decrease) in net assets
  resulting from operations................      835,532        850,905         (59,626)           53,897              42,521
                                              ----------     ----------      ----------          --------            --------
From capital transactions:
 Net premiums..............................    2,235,177      1,051,332         388,947            34,624              90,341
 Redemptions...............................     (610,579)      (118,247)        (18,954)           (9,880)             (4,220)
                                              ----------     ----------      ----------          --------            --------
 Total net premiums (redemptions)..........    1,624,598        933,085         369,993            24,744              86,121
 Net sub-account transfers.................    2,270,235      2,713,869       1,257,829           665,219             383,679
 Net other transfers.......................     (823,467)      (304,968)       (151,560)           22,686               3,790
                                              ----------     ----------      ----------          --------            --------
 Net (decrease) increase in net assets
  resulting from capital transactions......    3,071,366      3,341,986       1,476,262           712,649             473,590
                                              ----------     ----------      ----------          --------            --------
NET CHANGE IN NET ASSETS...................    3,906,898      4,192,891       1,416,636           766,546             516,111
NET ASSETS -- BEGINNING OF PERIOD..........    5,609,527      1,416,636              --                --                  --
                                              ----------     ----------      ----------          --------            --------
NET ASSETS -- END OF PERIOD................   $9,516,425     $5,609,527      $1,416,636          $766,546            $516,111
                                              ==========     ==========      ==========          ========            ========

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

       SCUDDER       STATE STREET RESEARCH   STATE STREET RESEARCH
    GLOBAL EQUITY      AGGRESSIVE GROWTH          DIVERSIFIED                  AMERICAN FUNDS GROWTH
     SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT                       SUB-ACCOUNT
    --------------   ---------------------   ---------------------   ------------------------------------------
    FOR THE PERIOD      FOR THE PERIOD          FOR THE PERIOD       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
    MAY 3, 2004 TO      MAY 3, 2004 TO          MAY 3, 2004 TO          ENDED          ENDED          ENDED
     DECEMBER 31,        DECEMBER 31,            DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2004                2004                    2004                2004           2003           2002
    --------------   ---------------------   ---------------------   ------------   ------------   ------------
       $    (42)           $   (510)             $       (979)       $   (359,098)  $  (258,724)   $  (168,810)
            125                 860                       890           1,069,623      (740,689)    (1,769,305)
          6,969              33,766                    46,566          13,265,948    20,874,621     (7,716,831)
       --------            --------              ------------        ------------   -----------    -----------
          7,052              34,116                    46,477          13,976,473    19,875,208     (9,654,946)
       --------            --------              ------------        ------------   -----------    -----------
         10,117              27,689                    36,784          25,682,744    18,076,014     11,414,042
            (58)                 (1)                     (572)         (5,650,684)   (2,511,887)      (956,522)
       --------            --------              ------------        ------------   -----------    -----------
         10,059              27,688                    36,212          20,032,060    15,564,127     10,457,520
        113,806             471,046                   723,117          17,317,570    25,797,183     25,670,224
            674              (2,729)                   46,485         (11,909,949)   (6,639,402)    (4,057,007)
       --------            --------              ------------        ------------   -----------    -----------
        124,539             496,005                   805,814          25,439,681    34,721,908     32,070,737
       --------            --------              ------------        ------------   -----------    -----------
        131,591             530,121                   852,291          39,416,154    54,597,116     22,415,791
             --                  --                        --          98,204,163    43,607,047     21,191,256
       --------            --------              ------------        ------------   -----------    -----------
       $131,591            $530,121              $    852,291        $137,620,317   $98,204,163    $43,607,047
       ========            ========              ============        ============   ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                            AMERICAN FUNDS GROWTH-INCOME          AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                    SUB-ACCOUNT                                  SUB-ACCOUNT
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002           2004           2003           2002
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   359,107    $   314,416    $   180,987    $  (112,234)   $     3,132    $    11,170
 Net realized gains (losses) from
  security transactions............    1,048,558       (344,078)      (667,401)       863,723        206,759       (190,487)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    5,902,884     13,921,980     (4,433,373)     3,579,827      4,450,306     (1,204,973)
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    7,310,549     13,892,318     (4,919,787)     4,331,316      4,660,197     (1,384,290)
                                     -----------    -----------    -----------    -----------    -----------    -----------
From capital transactions:
 Net premiums......................   16,585,149     11,986,156      8,310,809      4,384,514      2,417,979      1,483,048
 Redemptions.......................   (3,813,473)    (1,757,182)      (756,414)    (1,145,256)      (365,821)      (149,413)
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Total net premiums
  (redemptions)....................   12,771,676     10,228,974      7,554,395      3,239,258      2,052,158      1,333,635
 Net sub-account transfers.........   11,608,011     11,608,524     15,559,701      6,234,186      3,880,302      4,687,315
 Net other transfers...............   (6,267,930)    (5,699,341)    (2,985,289)    (1,936,424)    (1,076,102)      (295,368)
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................   18,111,757     16,138,157     20,128,807      7,537,020      4,856,358      5,725,582
                                     -----------    -----------    -----------    -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........   25,422,306     30,030,475     15,209,020     11,868,336      9,516,555      4,341,292
NET ASSETS -- BEGINNING OF
 PERIOD............................   60,261,397     30,230,922     15,021,902     16,170,489      6,653,934      2,312,642
                                     -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS -- END OF PERIOD........  $85,683,703    $60,261,397    $30,230,922    $28,038,825    $16,170,489    $ 6,653,934
                                     ===========    ===========    ===========    ===========    ===========    ===========

                                               FIDELITY EQUITY-INCOME
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2004           2003           2002
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $  2,029,677   $  1,586,835   $  5,403,035
 Net realized gains (losses) from
  security transactions............     6,054,787      3,057,078      5,466,327
 Change in net unrealized
  appreciation (deprecation) of
  investments......................     8,365,954     32,047,140    (40,377,303)
                                     ------------   ------------   ------------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    16,450,418     36,691,053    (29,507,941)
                                     ------------   ------------   ------------
From capital transactions:
 Net premiums......................    18,419,042     20,400,552     22,531,776
 Redemptions.......................   (11,482,048)    (9,427,069)   (16,315,552)
                                     ------------   ------------   ------------
 Total net premiums
  (redemptions)....................     6,936,994     10,973,483      6,216,224
 Net sub-account transfers.........    (2,730,505)    (4,338,335)    (3,318,658)
 Net other transfers...............   (13,528,646)   (13,401,569)   (14,275,115)
                                     ------------   ------------   ------------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    (9,322,157)    (6,766,421)   (11,377,549)
                                     ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........     7,128,261     29,924,632    (40,885,490)
NET ASSETS -- BEGINNING OF
 PERIOD............................   157,938,372    128,013,740    168,899,230
                                     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $165,066,633   $157,938,372   $128,013,740
                                     ============   ============   ============

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                FIDELITY OVERSEAS                           FIDELITY HIGH INCOME
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2004           2003           2002           2004           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
    $    648,204   $    182,318   $    173,336   $ 2,233,714    $ 1,349,986    $ 1,483,708
      (1,480,246)    (5,236,010)    (2,238,040)      370,732     (4,099,423)    (5,162,418)
      15,709,356     42,374,348    (21,574,452)     (208,672)     8,050,306      4,578,778
    ------------   ------------   ------------   -----------    -----------    -----------
      14,877,314     37,320,656    (23,639,156)    2,395,774      5,300,869        900,068
    ------------   ------------   ------------   -----------    -----------    -----------
      15,226,091     17,122,647     20,344,954     5,034,595      4,963,021      3,813,957
      (9,016,896)    (6,202,508)    (5,241,284)   (1,784,035)    (1,437,342)      (898,196)
    ------------   ------------   ------------   -----------    -----------    -----------
       6,209,195     10,920,139     15,103,670     3,250,560      3,525,679      2,915,761
      (3,274,675)    (4,234,418)    (6,490,242)   (1,764,011)     4,117,695      1,990,409
     (10,256,099)    (9,440,483)    (5,955,817)   (3,208,785)    (3,026,505)    (2,434,319)
    ------------   ------------   ------------   -----------    -----------    -----------
      (7,321,579)    (2,754,762)     2,657,611    (1,722,236)     4,616,869      2,471,851
    ------------   ------------   ------------   -----------    -----------    -----------
       7,555,735     34,565,894    (20,981,545)      673,538      9,917,738      3,371,919
     120,188,250     85,622,356    106,603,901    28,578,861     18,661,123     15,289,204
    ------------   ------------   ------------   -----------    -----------    -----------
    $127,743,985   $120,188,250   $ 85,622,356   $29,252,399    $28,578,861    $18,661,123
    ============   ============   ============   ===========    ===========    ===========

               T. ROWE PRICE MID CAP GROWTH                           PIMCO TOTAL RETURN
                        SUB-ACCOUNT                                       SUB-ACCOUNT
     -------------------------------------------------   ---------------------------------------------
       FOR THE        FOR THE        FOR THE PERIOD        FOR THE        FOR THE      FOR THE PERIOD
      YEAR ENDED     YEAR ENDED     JANUARY 14, 2002      YEAR ENDED     YEAR ENDED      MAY 1, 2002
     DECEMBER 31,   DECEMBER 31,     TO DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
         2004           2003              2002               2004           2003            2002
     ------------   ------------   -------------------   ------------   ------------   ---------------
     $   (39,670)    $  (16,606)       $    3,615        $ 2,025,662    $   389,103      $   (55,100)
         528,262       (186,614)         (132,297)           239,643        278,352           29,320
         995,330      1,114,108          (445,589)          (911,352)        81,019          343,965
     -----------     ----------        ----------        -----------    -----------      -----------
       1,483,922        910,888          (574,271)         1,353,953        748,474          318,185
     -----------     ----------        ----------        -----------    -----------      -----------
       1,687,266        664,276           286,665          7,653,492      6,449,772        1,153,449
        (372,124)       (48,139)          (23,104)        (1,476,339)    (1,527,429)        (135,966)
     -----------     ----------        ----------        -----------    -----------      -----------
       1,315,142        616,137           263,561          6,177,153      4,922,343        1,017,483
       3,697,620      3,020,641         2,082,432          4,868,072      9,142,667       10,385,033
      (1,793,465)      (975,420)         (177,662)        (2,882,496)    (2,079,323)        (174,901)
     -----------     ----------        ----------        -----------    -----------      -----------
       3,219,297      2,661,358         2,168,331          8,162,729     11,985,687       11,227,615
     -----------     ----------        ----------        -----------    -----------      -----------
       4,703,219      3,572,246         1,594,060          9,516,682     12,734,161       11,545,800
       5,166,306      1,594,060                --         24,279,961     11,545,800               --
     -----------     ----------        ----------        -----------    -----------      -----------
     $ 9,869,525     $5,166,306        $1,594,060        $33,796,643    $24,279,961      $11,545,800
     ===========     ==========        ==========        ===========    ===========      ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                  PIMCO PEA INNOVATION                         MET/AIM MID CAP CORE EQUITY
                                                      SUB-ACCOUNT                                      SUB-ACCOUNT
                                     ----------------------------------------------   ---------------------------------------------
                                       FOR THE        FOR THE       FOR THE PERIOD      FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    JANUARY 14, 2002    YEAR ENDED     YEAR ENDED      MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003             2002             2004           2003            2002
                                     ------------   ------------   ----------------   ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $  (15,117)    $   (7,072)      $  (1,032)       $  (20,653)    $   13,977       $   (449)
 Net realized gains (losses) from
  security transactions............      387,107         21,687        (177,812)          354,012          1,636         (1,711)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................     (617,576)       526,988         (20,265)          129,409        399,111        (13,932)
                                      ----------     ----------       ---------        ----------     ----------       --------
 Net increase (decrease) in net
  assets resulting from
  operations.......................     (245,586)       541,603        (199,109)          462,768        414,724        (16,092)
                                      ----------     ----------       ---------        ----------     ----------       --------
From capital transactions:
 Net premiums......................    1,027,546        408,951         131,808           883,000        437,915         82,277
 Redemptions.......................     (228,128)       (66,341)           (148)         (185,730)       (25,464)        (8,039)
                                      ----------     ----------       ---------        ----------     ----------       --------
 Total net premiums
  (redemptions)....................      799,418        342,610         131,660           697,270        412,451         74,238
 Net sub-account transfers.........      496,134      2,041,259         414,579         1,620,063      1,149,868        635,542
 Net other transfers...............      926,796      1,073,742         (51,389)         (424,303)      (156,513)         9,162
                                      ----------     ----------       ---------        ----------     ----------       --------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................    2,222,348      3,457,611         494,850         1,893,030      1,405,806        718,942
                                      ----------     ----------       ---------        ----------     ----------       --------
NET CHANGE IN NET ASSETS...........    1,976,762      3,999,214         295,741         2,355,798      1,820,530        702,850
NET ASSETS -- BEGINNING OF
 PERIOD............................    4,294,955        295,741              --         2,523,380        702,850             --
                                      ----------     ----------       ---------        ----------     ----------       --------
NET ASSETS -- END OF PERIOD........   $6,271,717     $4,294,955       $ 295,741        $4,879,178     $2,523,380       $702,850
                                      ==========     ==========       =========        ==========     ==========       ========

                                               MET/AIM SMALL CAP GROWTH
                                                      SUB-ACCOUNT
                                     ---------------------------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED      MAY 1, 2002
                                     DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
                                         2004           2003            2002
                                     ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $  (20,687)    $  (12,757)     $   (2,314)
 Net realized gains (losses) from
  security transactions............      277,085        105,553         (12,284)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................      (25,476)       704,818         (81,133)
                                      ----------     ----------      ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      230,922        797,614         (95,731)
                                      ----------     ----------      ----------
From capital transactions:
 Net premiums......................      675,758        539,325         198,445
 Redemptions.......................     (112,013)       (30,595)        (10,244)
                                      ----------     ----------      ----------
 Total net premiums
  (redemptions)....................      563,745        508,730         188,201
 Net sub-account transfers.........     (136,895)     1,422,448       1,044,610
 Net other transfers...............     (358,005)      (290,399)         (6,753)
                                      ----------     ----------      ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................       68,845      1,640,779       1,226,058
                                      ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........      299,767      2,438,393       1,130,327
NET ASSETS -- BEGINNING OF
 PERIOD............................    3,568,720      1,130,327              --
                                      ----------     ----------      ----------
NET ASSETS -- END OF PERIOD........   $3,868,487     $3,568,720      $1,130,327
                                      ==========     ==========      ==========

---------------
(c) Formerly, Janus Mid Cap Sub-Account


                       See Notes to Financial Statements.

                                                                                                  NEUBERGER BERMAN
             HARRIS OAKMARK INTERNATIONAL                     JANUS AGGRESSIVE GROWTH               REAL ESTATE
                     SUB-ACCOUNT                                    SUB-ACCOUNT                     SUB-ACCOUNT
    ----------------------------------------------   ------------------------------------------   ----------------
      FOR THE        FOR THE       FOR THE PERIOD      FOR THE        FOR THE        FOR THE       FOR THE PERIOD
     YEAR ENDED     YEAR ENDED      MAY 1, 2002       YEAR ENDED     YEAR ENDED     YEAR ENDED      MAY 3, 2004
    DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,
        2004           2003             2002             2004           2003           2002             2004
    ------------   ------------   ----------------   ------------   ------------   ------------   ----------------
    $   (35,014)    $   52,464        $   (14)        $  (10,497)    $   (8,972)    $   (6,201)      $  124,217
        347,269         12,684           (277)            84,224       (258,917)       (97,313)             562
      1,503,080        581,719           (756)           110,794        718,951       (305,291)         202,765
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      1,815,335        646,867         (1,047)           184,521        451,062       (408,805)         327,544
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      2,145,796        240,079          7,235            527,069        554,767        416,795          203,875
       (273,358)        (4,166)            --            (87,824)       (61,581)       (36,161)          (5,285)
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      1,872,438        235,913          7,235            439,245        493,186        380,634          198,590
      5,217,114      4,358,614         24,381            (63,964)        95,782        545,333        2,716,519
       (511,374)       (49,105)          (298)          (268,493)      (345,110)       (50,462)          56,716
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      6,578,178      4,545,422         31,318            106,788        243,858        875,505        2,971,825
    -----------     ----------        -------         ----------     ----------     ----------       ----------
      8,393,513      5,192,289         30,271            291,309        694,920        466,700        3,299,369
      5,222,560         30,271             --          2,049,192      1,354,272        887,572               --
    -----------     ----------        -------         ----------     ----------     ----------       ----------
    $13,616,073     $5,222,560        $30,271         $2,340,501     $2,049,192     $1,354,272       $3,299,369
    ===========     ==========        =======         ==========     ==========     ==========       ==========

              MFS               LORD ABBETT
     RESEARCH INTERNATIONAL   BOND DEBENTURE
          SUB-ACCOUNT           SUB-ACCOUNT
     ----------------------   ---------------
         FOR THE PERIOD       FOR THE PERIOD
          MAY 3, 2004           MAY 3, 2004
        TO DECEMBER 31,       TO DECEMBER 31,
              2004                 2004
     ----------------------   ---------------
            $  1,512            $   65,513
               1,101                 9,035
              51,203               (35,273)
            --------            ----------
              53,816                39,275
            --------            ----------
              64,020               152,968
                 (12)               (3,600)
            --------            ----------
              64,008               149,368
             701,333             1,674,074
              39,966               177,776
            --------            ----------
             805,307             2,001,218
            --------            ----------
             859,123             2,040,493
                  --                    --
            --------            ----------
            $859,123            $2,040,493
            ========            ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004

1. BUSINESS

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company ("NELICO"), was established by NELICO's Board of Directors on January 31, 1983 to support NELICO's operations with respect to certain variable life insurance policies ("Policies"). NELICO is a wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on June 8, 1983 under the Investment Company Act of 1940, as amended. It was established in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Separate Account supports variable life insurance policies.

The Separate Account is divided into forty-seven sub-accounts that invest in shares of the corresponding portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds or Met Investors Fund (collectively, the "Funds"). For convenience, the portfolios, series and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of NELICO. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from NELICO's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business NELICO may conduct.

The table below presents the sub-accounts within the Separate Account:

Zenith Equity Sub-Account                             Neuberger Berman Partners Mid Cap Value Sub-Account(a)
State Street Research Bond Income Sub-Account         Harris Oakmark Large Cap Value Sub-Account(b)
State Street Research Money Market Sub-Account        T. Rowe Price Large Cap Growth Sub-Account(c)
MFS Total Return Sub-Account                          T. Rowe Price Small Cap Growth Sub-Account(c)
Harris Oakmark Focused Value Sub-Account              Scudder Global Equity Sub-Account(c)
FI Value Leaders Sub-Account                          State Street Research Aggressive Growth Sub-Account(c)
Loomis Sayles Small Cap Sub-Account                   State Street Research Diversified Sub-Account(c)
Davis Venture Value Sub-Account                       American Funds Growth Sub-Account
State Street Research Large Cap Growth Sub-Account    American Funds Growth-Income Sub-Account
Salomon Brothers U.S. Government Sub-Account          American Funds Global Small Capitalization Sub-Account
Salomon Brothers Strategic Bond Opportunities         Fidelity Equity-Income Sub-Account
Sub-Account                                           Fidelity Overseas Sub-Account
MFS Investors Trust Sub-Account                       Fidelity High Income Sub Account
FI Mid Cap Opportunities Sub-Account                  T. Rowe Price Mid Cap Growth Sub-Account(a)
Met/Putnam Voyager Sub-Account                        PIMCO Total Return Sub-Account(b)
Russell 2000 Index Sub-Account                        PIMCO PEA Innovation Sub-Account(a)
FI International Stock Sub-Account                    Met/AIM Mid Cap Core Equity Sub-Account(b)
State Street Research Aurora Sub-Account              Met/AIM Small Cap Growth Sub-Account(b)
MetLife Stock Index Sub-Account                       Harris Oakmark International Sub-Account(b)
Lehman Brothers Aggregate Bond Index Sub-Account      Janus Aggressive Growth Sub-Account
Morgan Stanley EAFE Index Sub-Account                 Neuberger Berman Real Estate Sub Account(c)
MetLife Mid Cap Stock Index Sub-Account               MFS Research International Sub-Account(c)
Franklin Templeton Small Cap Growth Sub-Account(a)    Lord Abbett Bond Debenture Sub-Account(c)
State Street Research Investment Trust
Sub-Account(a)
State Street Research Large Cap Value Sub-Account(b)

(a) Operations commenced on January 14, 2002, for five new sub-accounts added to the Separate Account on that date.

(b) Operations commenced on May 1, 2002, for six new sub-accounts added to the Separate Account on that date.

(c) Operations commenced on May 3, 2004, for eight new sub-accounts added to the Separate Account on that date.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

   A.  VALUATION OF INVESTMENTS

   Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

   B.  SECURITY TRANSACTIONS

   Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

   C.  FEDERAL INCOME TAXES

   The operations of the Separate Account are included in the Federal income tax return of NELICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, NELICO does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. NELICO will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the policies.

   D.  NET PREMIUMS

   NELICO deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, NELICO also deducts a Federal tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

   E.  USE OF ESTIMATES

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

   F.  PORTFOLIO AND OTHER TRANSFERS

   Transfers among the sub-accounts are presented under the caption net portfolio transfers. Cost of insurance charges, policy loan activity, benefit payments and miscellaneous gains and losses are presented under the caption net other transfers.

3. EXPENSES

NELICO charges for the mortality and expense risk assumed. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual costs. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Separate Account from its General Account assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some types of policies, the charge is assessed daily against the Separate Account assets, and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy type.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2004 were as follows

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
Zenith Equity Sub-Account...................................  $24 ,870     $ 88,205
State Street Research Bond Income Sub-Account...............    20,133       20,281
State Street Research Money Market Sub-Account..............    53,456       65,948
MFS Total Return Sub-Account................................    52,180       33,101
Harris Oakmark Focused Value Sub-Account....................    18,195       16,309
FI Value Leaders Sub-Account................................     5,758       10,262
Loom is Sayles Small Cap Sub-Account........................     8,961       17,234
Balanced Sub-Account(a).....................................     2,419       20,454
Davis Venture Value Sub-Account.............................    29,752       32,895
State Street Research Large Cap Growth Sub-Account..........    14,073       29,891
Salomon Brothers U.S. Government Sub-Account................       854          335
Salomon Brothers Strategic Bond Opportunities Sub-Account...     2,629          494
MFS Investors Trust Sub-Account.............................    12,515        2,027
MFS Research Managers Sub-Account(a)........................     1,044       11,424
FI Mid Cap Opportunities Sub-Account(a).....................       790        1,829
FI Mid Cap Opportunities Sub-Account(c).....................     5,484        5,499
Met/Putnam Voyager Sub-Account..............................     1,557        2,039
Russell 2000 Index Sub-Account..............................     8,098        3,295
FI International Stock Sub-Account..........................     4,461        5,985
State Street Research Aurora Sub-Account....................    13,626        7,059
MetLife Stock Index Sub-Account.............................    22,027       27,047
Lehman Brothers Aggregate Bond Index Sub-Account............     8,421        6,314
Morgan Stanley EAFE Index Sub-Account.......................     5,327        1,849
MetLife Mid Cap Stock Index Sub-Account.....................     4,823        1,837
Franklin Templeton Small Cap Growth Sub-Account.............     2,363          548
State Street Research Investment Trust Sub-Account..........       579          203
State Street Research Large Cap Value Sub-Account...........     2,752        1,530
Neuberger Berman Partners Mid Cap Value Sub-Account.........     9,536        3,007
Harris Oakmark Large Cap Value Sub-Account..................     5,151        2,065
T. Rowe Price Large Cap Growth Sub-Account(b)...............     1,069          345
T. Rowe Price Small Cap Growth Sub-Account(b)...............       517           40
Scudder Global Equity Sub-Account(b)........................       127            2
State Street Research Aggressive Growth Sub-Account(b)......       515           15
State Street Research Diversified Sub-Account(b)............       838           33
American Funds Growth Sub-Account...........................    33,453        8,012
American Funds Growth-Income Sub-Account....................    25,510        8,606
American Funds Global Small Capitalization Sub-Account......    11,715        4,257
Fidelity Equity-Income Sub-Account..........................    10,847       18,302
Fidelity Overseas Sub-Account...............................     8,443       15,307
Fidelity High Income Sub-Account............................     7,233        6,847
T. Rowe Price Mid Cap Growth Sub-Account....................     6,293        2,342
PIMCO Total Return Sub-Account..............................    13,943        3,814
PIMCO PEA Innovation Sub-Account............................     2,748        1,933
Met/AIM Mid Cap Core Equity Sub-Account.....................     3,487        1,587
Met/AIM Small Cap Growth Sub-Account........................     1,094        1,017
Harris Oakmark International Sub-Account....................     8,146        1,550
Janus Aggressive Growth Sub-Account.........................       533          417
Neuberger Bernman Real Estate Sub-Account(b)................     3,142           14
MFS Research International Sub-Account(b)...................       847           21
Lord Abbett Bond Debenture Sub-Account(b)...................     2,218          137
                                                              --------     --------
  Total.....................................................  $484,552     $493,564
                                                              ========     ========

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

                      (This page intentionally left blank)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the four years in the period ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                          ZENITH          STATE STREET RESEARCH    STATE STREET RESEARCH          MFS
                                          EQUITY               BOND INCOME             MONEY MARKET          TOTAL RETURN
                                        SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT
                                     -----------------    ---------------------    ---------------------    ---------------
2004
Net Assets (In Thousands)..........  $         768,360        $     142,656           $        91,102       $       131,221
Investment Income Ratio to Average
 Net Assets(1).....................               0.45%                5.73%                     0.94%                 3.18%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%       0.00% to 0.90%            0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................    10.00% to 11.00%       3.49% to 4.43%            0.08% to 0.99%      10.25% to 11.25%
2003
Net Assets (In Thousands)..........  $         756,136        $     144,581           $       104,081       $        83,495
Investment Income Ratio to Average
 Net Assets(1).....................               0.26%                3.23%                     0.79%                 1.36%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%       0.00% to 0.90%            0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................    30.27% to 31.45%       4.90% to 5.85%           -0.10% to 0.81%      15.95% to 17.00%
2002
Net Assets (In Thousands)..........  $         622,855        $     137,283           $       112,701       $        68,206
Investment Income Ratio to Average
 Net Assets(1).....................               0.36%                4.74%                     1.34%                11.66%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%       0.00% to 0.90%            0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -22.63% to -21.93%       7.48% to 8.45%             .51% to 1.42%      -6.23% to -5.38%
2001
Net Assets (In Thousands)(4).......  $         869,830        $     114,096           $        98,617       $        69,167
Investment Income Ratio to Average
 Net Assets(1).....................               1.51%                7.99%                     3.76%                20.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%       0.00% to 0.90%            0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -17.18% to -16.43%       7.83% to 8.81%            3.04% to 3.98%      -4.67% to -3.80%

                                     HARRIS OAKMARK            FI
                                      FOCUSED VALUE       VALUE LEADERS
                                       SUB-ACCOUNT         SUB-ACCOUNT
                                     ---------------    -----------------
2004
Net Assets (In Thousands)..........  $      182,474     $          80,689
Investment Income Ratio to Average
 Net Assets(1).....................            1.07%                 1.25%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................   0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   8.51% to 9.93%      12.71% to 13.73%
2003
Net Assets (In Thousands)..........  $      165,660     $          76,081
Investment Income Ratio to Average
 Net Assets(1).....................            0.14%                 0.72%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................   0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  31.47% to 32.66%     25.78% to 26.92%
2002
Net Assets (In Thousands)..........  $      117,335     $          64,281
Investment Income Ratio to Average
 Net Assets(1).....................            0.21%                 0.91%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................   0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -9.65% to -8.84%   -20.18% to -19.46%
2001
Net Assets (In Thousands)(4).......  $      101,042     $          84,825
Investment Income Ratio to Average
 Net Assets(1).....................            0.51%                 0.90%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................   0.00% to 0.90%        0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  26.63% to 27.78%    -14.70% to 13.93%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

      LOOMIS SAYLES                               DAVIS         STATE STREET RESEARCH   SALOMON BROTHERS
        SMALL CAP           BALANCED          VENTURE VALUE       LARGE CAP GROWTH      U.S. GOVERNMENT
       SUB-ACCOUNT       SUB-ACCOUNT(A)        SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
    -----------------   -----------------   -----------------   ---------------------   ----------------
    $         157,719   $             --    $         335,586     $         228,841      $       1,516
                 0.00%              2.98%                0.58%                 0.00%              1.55%
        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
      15.31% to 16.35%             -0.79%     11.36% to 12.37%        7.84% to 8.81%     2.08% to 3.01%
    $         143,155   $         18,487    $         302,685     $         225,356      $       1,029
                 0.00%              2.89%                0.36%                 0.06%              1.90%
        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%              0.00%
      35.24% to 36.47%   18.68% to 19.75%     29.70% to 30.87%      33.94% to 35.15%              1.68%
    $         107,870   $         15,537    $         229,191     $         175,111      $       1,275
                 0.11%              2.33%                0.90%                 0.00%              3.86%
        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%              0.00%
    -22.26% to -21.56%  -14.32% to -13.54%  -17.12% to -16.37%    -33.77% to -33.17%              7.94%
    $         141,425   $         17,810    $         269,022     $         270,827      $         852
                 7.37%              4.11%                9.95%                 6.20%              6.11%
        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%              0.00%
       -9.65% to 8.83%   -5.31% to -4.45%   -11.95% to -11.14%    -12.82% to -12.02%              6.73%

           SALOMON BROTHERS                MFS                 MFS
     STRATEGIC BOND OPPORTUNITIES    INVESTORS TRUST    RESEARCH MANAGERS
             SUB-ACCOUNT               SUB-ACCOUNT       SUB-ACCOUNT(A)
     ----------------------------   -----------------   -----------------
            $       3,885           $          17,764   $              --
                     1.79%                       0.27%               0.49%
            0.00% to 0.90%              0.00% to 0.90%      0.00% to 0.90%
            5.65% to 6.61%            10.37% to 11.37%               1.66%
            $       1,638           $           5,441   $          10,124
                     2.09%                       0.31%               0.86%
                     0.00%              0.00% to 0.90%      0.00% to 0.90%
                    12.62%            20.76% to 21.85%    22.99% to 24.10%
            $       1,224           $           4,291   $           8,632
                     7.06%                       0.45%               0.17%
                     0.00%              0.00% to 0.90%      0.00% to 0.90%
                     9.61%          -20.93% to -20.21%  -24.80% to -24.12%
            $       1,206           $           4,687   $          12,798
                     8.15%                       0.43%               1.00%
                     0.00%              0.00% to 0.90%      0.00% to 0.90%
                     6.82%          -16.69% to -15.93%  -21.67% to -20.95%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the four years in the period ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                        FI MID CAP          FI MID CAP          MET/PUTNAM
                                       OPPORTUNITIES       OPPORTUNITIES          VOYAGER        RUSSELL 2000 INDEX
                                      SUB-ACCOUNT(A)      SUB-ACCOUNT(C)        SUB-ACCOUNT         SUB-ACCOUNT
                                     -----------------   -----------------   -----------------   ------------------
2004
Net Assets (In Thousands)..........  $             --    $          33,474   $           7,354   $          21,568
Investment Income Ratio to Average
 Net Assets(1).....................              9.23%                0.52%               0.11%               0.45%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................             -1.37%     16.14% to 17.19%      4.04% to 4.98%    16.71% to 17.77%
2003
Net Assets (In Thousands)..........  $          1,137    $          28,560   $           7,417   $          13,782
Investment Income Ratio to Average
 Net Assets(1).....................              2.59%                0.00%               0.00%               0.59%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   41.25% to 42.53%     33.38% to 34.58%    24.78% to 25.91%    44.76% to 46.07%
2002
Net Assets (In Thousands)..........  $             29    $          21,830   $           5,859   $           7,181
Investment Income Ratio to Average
 Net Assets(1).....................              0.00%                0.00%               0.00%               0.62%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -18.95% to -18.10%  -29.63% to -28.99%  -29.55% to -28.91%  -21.18% to -20.46%
2001
Net Assets (In Thousands)(4).......  $             --    $          29,064   $           7,098   $           5,941
Investment Income Ratio to Average
 Net Assets(1).....................                --                 0.00%               0.00%               0.25%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                --        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................                --    -38.23% to -37.54%  -31.45% to -30.82%     -0.04% to 0.87%

                                             FI            STATE STREET RESEARCH
                                     INTERNATIONAL STOCK          AURORA
                                         SUB-ACCOUNT            SUB-ACCOUNT
                                     -------------------   ---------------------
2004
Net Assets (In Thousands)..........   $          40,125      $          73,419
Investment Income Ratio to Average
 Net Assets(1).....................                1.28%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     17.13% to 18.19%       14.31% to 15.34%
2003
Net Assets (In Thousands)..........   $          35,669      $          57,204
Investment Income Ratio to Average
 Net Assets(1).....................                0.68%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     26.90% to 28.04%       48.79% to 50.14%
2002
Net Assets (In Thousands)..........   $          25,460      $          30,801
Investment Income Ratio to Average
 Net Assets(1).....................                0.85%                  0.56%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -18.23% to -17.49%     -22.02% to -21.32%
2001
Net Assets (In Thousands)(4).......   $          22,924      $          16,974
Investment Income Ratio to Average
 Net Assets(1).....................                3.67%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -21.31% to -20.59%         -.60% to 0.00%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

         METLIFE          LEHMAN BROTHERS       MORGAN STANLEY      METLIFE MID CAP    FRANKLIN TEMPLETON   STATE STREET RESEARCH
       STOCK INDEX      AGGREGATE BOND INDEX      EAFE INDEX          STOCK INDEX       SMALL CAP GROWTH      INVESTMENT TRUST
       SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
    -----------------   --------------------   -----------------   -----------------   ------------------   ---------------------
    $         215,226     $        28,364      $          9,807    $         10,738    $           5,395      $           1,480
                 0.85%               3.15%                 0.68%               0.71%                0.00%                  0.65%
        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%         0.00% to 0.90%
       9.54% to 10.53%      3.16% to 4.10%      18.57% to 19.64%    15.00% to 16.05%     10.41% to 11.41%        9.86% to 10.85%
    $         200,964     $        25,940      $          4,823    $          6,318    $           3,348      $             912
                 1.69%               6.15%                 1.26%               0.45%                0.00%                  0.65%
        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%         0.00% to 0.90%
      27.05% to 28.20%      2.70% to 3.63%      36.40% to 37.64%    33.76% to 34.96%     43.63% to 44.93%       29.07% to 30.24%
    $         158,369     $        21,335      $          1,741    $          3,391    $           1,307      $             322
                 1.69%               2.19%                 0.34%               0.34%                0.00%                  0.34%
        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%         0.00% to 0.90%
    -23.02% to -22.33%     9.25% to 10.23%     -17.38% to -16.63%  -15.67% to -14.91%  -28.46% to -27.82%     -26.80% to -26.13%
    $         201,127     $         4,487      $            514    $          1,115    $              --      $              --
                 3.68%               0.00%                 0.00%               0.00%                  --                     --
        0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%                  --                     --
    -13.02% to -12.23%      4.18% to 4.81%     -16.69% to -16.19%   -1.45% to -0.85%                  --                     --

     STATE STREET RESEARCH      NEUBERGER BERMAN
        LARGE CAP VALUE      PARTNERS MID CAP VALUE
          SUB-ACCOUNT             SUB-ACCOUNT
     ---------------------   ----------------------
       $           3,754       $          18,749
                    0.00%                   2.69%
           0.00% to 0.90%          0.00% to 0.90%
         12.38% to 13.40%        21.80% to 22.91%
       $           2,167       $           9,582
                    1.39%                   0.26%
           0.00% to 0.90%          0.00% to 0.90%
         34.46% to 35.68%        35.29% to 36.52%
       $             440       $           3,904
                    0.91%                   0.08%
           0.00% to 0.90%          0.00% to 0.90%
       -20.44% to -19.96%       -10.44% to -9.63%
       $              --       $              --
                      --                      --
                      --                      --
                      --                      --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the four years in the period ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                          HARRIS
                                          OAKMARK         T. ROWE PRICE      T. ROWE PRICE         SCUDDER
                                      LARGE CAP VALUE    LARGE CAP GROWTH   SMALL CAP GROWTH    GLOBAL EQUITY
                                        SUB-ACCOUNT       SUB-ACCOUNT(B)     SUB-ACCOUNT(B)    SUB-ACCOUNT(B)
                                     -----------------   ----------------   ----------------   ---------------
2004
Net Assets (In Thousands)..........  $          9,516     $         767     $           516    $          132
Investment Income Ratio to Average
 Net Assets(1).....................              0.47%             0.00%               0.00%             0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%    0.00% to 0.90%      0.00% to 0.90%    0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   10.42% to 11.42%    8.94% to 9.93%    10.09% to 11.08%   15.37% to 16.42%
2003
Net Assets (In Thousands)..........  $          5,610     $          --     $            --    $           --
Investment Income Ratio to Average
 Net Assets(1).....................              0.00%               --                  --                --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%               --                  --                --
Total Return, Lowest to
 Highest(3)(4).....................   24.37% to 25.49%               --                  --                --
2002
Net Assets (In Thousands)..........  $          1,417     $          --     $            --    $           --
Investment Income Ratio to Average
 Net Assets(1).....................              1.16%               --                  --                --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%               --                  --                --
Total Return, Lowest to
 Highest(3)(4).....................  -17.58% to -17.08%              --                  --                --
2001
Net Assets (In Thousands)(4).......  $             --     $          --     $            --    $           --
Investment Income Ratio to Average
 Net Assets(1).....................                --                --                  --                --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                --                --                  --                --
Total Return, Lowest to
 Highest(3)(4).....................                --                --                  --                --


                                     STATE STREET RESEARCH   STATE STREET RESEARCH
                                       AGGRESSIVE GROWTH          DIVERSIFIED
                                        SUB-ACCOUNT(B)          SUB-ACCOUNT(B)
                                     ---------------------   ---------------------
2004
Net Assets (In Thousands)..........     $           530          $         852
Investment Income Ratio to Average
 Net Assets(1).....................                0.00%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     12.28% to 12.98%         7.53% to 8.72%
2003
Net Assets (In Thousands)..........     $            --          $          --
Investment Income Ratio to Average
 Net Assets(1).....................                  --                     --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                  --                     --
Total Return, Lowest to
 Highest(3)(4).....................                  --                     --
2002
Net Assets (In Thousands)..........     $            --          $          --
Investment Income Ratio to Average
 Net Assets(1).....................                  --                     --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                  --                     --
Total Return, Lowest to
 Highest(3)(4).....................                  --                     --
2001
Net Assets (In Thousands)(4).......     $            --          $          --
Investment Income Ratio to Average
 Net Assets(1).....................                  --                     --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                  --                     --
Total Return, Lowest to
 Highest(3)(4).....................                  --                     --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

     AMERICAN FUNDS      AMERICAN FUNDS           AMERICAN FUNDS              FIDELITY            FIDELITY            FIDELITY
         GROWTH           GROWTH-INCOME     GLOBAL SMALL CAPITALIZATION     EQUITY-INCOME         OVERSEAS           HIGH INCOME
       SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
    -----------------   -----------------   ---------------------------   -----------------   -----------------   -----------------
    $        137,620    $         85,684         $          28,039        $         165,067   $         127,744   $          29,252
                0.19%               0.96%                     0.00%                    1.87%               1.12%               8.29%
       0.00% to 0.90%      0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     11.49% to 12.50%     9.38% to 10.37%          19.80% to 20.88%         10.53% to 11.53%    12.61% to 13.64%      8.61% to 9.59%
    $         98,204    $         60,261         $          16,170        $         157,938   $         120,188   $          28,579
                0.13%               1.18%                     0.52%                    1.72%               0.77%               6.34%
       0.00% to 0.90%      0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     35.58% to 36.81%    31.24% to 32.43%          52.15% to 53.53%         29.16% to 30.33%    42.09% to 43.37%    26.13% to 27.26%
    $         43,607    $         30,231         $           6,654        $         128,014   $          85,622   $          18,661
                0.04%               1.36%                     0.89%                    4.28%               0.81%               9.34%
       0.00% to 0.90%      0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
    -25.13% to -24.45%  -19.08% to -18.34%       -19.78% to -19.05%       -17.69% to -16.95%  -20.99% to -20.28%      2.52% to 3.54%
    $         21,191    $         15,022         $           2,313        $         168,899   $         106,604   $          15,289
                6.64%               3.29%                     1.65%                    6.52%              16.20%              12.44%
       0.00% to 0.90%      0.00% to 0.90%            0.00% to 0.90%           0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
    -14.64% to -14.12%   -3.30% to -2.52%          -8.63% to -8.07%         -5.81% to -4.96%  -21.88% to -21.17%  -12.53% to -11.73%

       T. ROWE PRICE         PIMCO              PIMCO
      MID CAP GROWTH      TOTAL RETURN     PEA INNOVATION
        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
     -----------------   --------------   -----------------
     $          9,870    $      33,797    $           6,272
                 0.00%            7.43%                0.05%
        0.00% to 0.90%   0.00% to 0.90%       0.00% to 0.90%
      17.09% to 18.15%   4.30% to 5.25%     -5.14% to -4.28%
     $          5,166    $      24,280    $           4,295
                 0.00%            2.79%                0.00%
        0.00% to 0.90%   0.00% to 0.90%       0.00% to 0.90%
      35.90% to 37.12%   3.58% to 4.52%     56.43% to 57.84%
     $          1,594    $      11,546    $             296
                 1.19%            0.00%                0.00%
        0.00% to 0.90%   0.00% to 0.90%       0.00% to 0.90%
     -44.50% to -43.99%  6.44% to 7.08%   -51.01% to -50.57%
     $             --    $          --    $              --
                   --               --                   --
                   --               --                   --
                   --               --                   --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the four years in the period ended December 31, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                       MET/AIM              MET/AIM         HARRIS OAKMARK           JANUS         NEUBERGER BERMAN
                                 MID CAP CORE EQUITY   SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH     REAL ESTATE
                                     SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT(B)
                                 -------------------   -----------------   -----------------   -----------------   ----------------
2004
Net Assets (In Thousands)......   $           4,879    $          3,868    $         13,616    $          2,341    $         3,299
Investment Income Ratio to
 Average Net Assets(1).........                0.00%               0.00%               0.04%               0.00%              7.76%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).................     13.57% to 14.60%      5.77% to 6.73%    19.72% to 20.80%      7.84% to 8.82%   28.96% to 29.74%
2003
Net Assets (In Thousands)......   $           2,523    $          3,569    $          5,223    $          2,049    $            --
Investment Income Ratio to
 Average Net Assets(1).........                1.38%               0.00%               2.22%               0.00%                --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%                --
Total Return, Lowest to
 Highest(3)(4).................     25.29% to 26.42%    37.83% to 39.08%    34.16% to 35.37%    28.76% to 29.93%                --
2002
Net Assets (In Thousands)......   $             703    $          1,130    $             30    $          1,354    $            --
Investment Income Ratio to
 Average Net Assets(1).........                0.24%               0.00%               0.30%               0.00%                --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%                --
Total Return, Lowest to
 Highest(3)(4).................   -14.70% to -14.18%   -24.11% to -23.65%  -15.77% to -15.64%  -31.19% to -30.56%               --
2001
Net Assets (In Thousands)(4)...   $              --    $             --    $             --    $            888    $            --
Investment Income Ratio to
 Average Net Assets(1).........                  --                  --                  --                0.00%                --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................                  --                  --                  --       0.00% to 0.90%                --
Total Return, Lowest to
 Highest(3)(4).................                  --                  --                  --    -22.27% to -21.80%               --

                                          MFS              LORD ABBETT
                                 RESEARCH INTERNATIONAL   BOND DEBENTURE
                                     SUB-ACCOUNT(B)       SUB-ACCOUNT(B)
                                 ----------------------   --------------
2004
Net Assets (In Thousands)......     $           859       $       2,040
Investment Income Ratio to
 Average Net Assets(1).........                0.41%               6.47%
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................       0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).................     18.65% to 19.72%      7.46% to 8.43%
2003
Net Assets (In Thousands)......     $            --       $          --
Investment Income Ratio to
 Average Net Assets(1).........                  --                  --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................                  --                  --
Total Return, Lowest to
 Highest(3)(4).................                  --                  --
2002
Net Assets (In Thousands)......     $            --       $          --
Investment Income Ratio to
 Average Net Assets(1).........                  --                  --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................                  --                  --
Total Return, Lowest to
 Highest(3)(4).................                  --                  --
2001
Net Assets (In Thousands)(4)...     $            --       $          --
Investment Income Ratio to
 Average Net Assets(1).........                  --                  --
Expenses as a Percent of
 Average Net Assets, Lowest to
 Highest(2)(4).................                  --                  --
Total Return, Lowest to
 Highest(3)(4).................                  --                  --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2004 to April 30, 2004

(b) For the period May 3, 2004 to December 31, 2004

(c) Formerly, Janus Mid Cap Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004-(CONCLUDED)

6. PORTFOLIO MERGERS AND CHANGE OF PORTFOLIO NAME

Effective May 3, 2004, the FI Mid Cap Opportunities Portfolio, the MFS Research Managers Portfolio, and the Balanced Portfolio merged with the Janus Mid Cap Portfolio, the MFS Investors Trust Portfolio and the MFS Total Return Portfolio, respectively. The Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, the FI Structured Equity Portfolio and the PIMCO Innovation Portfolio changed their names to FI Value Leaders Portfolio and PIMCO PEA Innovation Portfolio, respectively.

Effective May 3, 2004, Alger Equity Growth Sub-Account and Fidelity Asset Manager Sub-Account substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund and Fidelity VIP Asset Manager Portfolio of the Fidelity Funds for shares in State Street Research Large Cap Growth Portfolio and MFS Total Return Portfolio of the Metropolitan Fund and changed their names to State Street Research Large Cap Sub-Account and MFS Total Return Sub-Account, respectively.

Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio. State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P and changed its name to Harris Oakmark International Portfolio.

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio and all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

7. SUBSEQUENT EVENT

On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings Inc. ("SSRM") and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Flexible Life 2001 Prospectus dated May 1, 2005. This Variable Life Insurance Policy is offered by New England Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                       NEW ENGLAND LIFE INSURANCE COMPANY

                           ZENITH FLEXIBLE LIFE 2001

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000


                        Supplement dated May 16, 2005 to


                          Prospectus dated May 1, 2005


     This supplement describes the special provisions that apply if you acquire the Zenith Flexible Life 2001 Policy (the "Policy") pursuant to the terms of the exchange offer (the "Exchange Offer") available to owners of scheduled premium variable life insurance policies ("scheduled premium policies") issued by New England Life Insurance Company ("NELICO"). These provisions apply only with respect to the coverage issued in exchange for the scheduled premium policy. These provisions do not apply with respect to any face amount increase you request at the time of, or subsequent to, the exchange.

The following is added to the corresponding section of the Prospectus:

PURCHASING A POLICY

     The minimum base Policy face amount for Policies issued pursuant to the Exchange Offer is $25,000 ($50,000 in New Jersey).

The following is added to the corresponding section of the Prospectus:

DEDUCTIONS FROM PREMIUMS

     If you acquire the Policy pursuant to the Exchange Offer, the sales charge, state premium tax charge and federal premium tax charge described in the Prospectus will not be deducted from the cash value that is transferred into the Policy from your scheduled premium policy. These charges will only be deducted from additional premium payments you choose to make at the time of, or subsequent to, the exchange.

The following replaces the corresponding section of the Prospectus:

SURRENDER CHARGE

     If, within the Surrender Charge period applicable to your Policy, you surrender or lapse your Policy, reduce the face amount or make a partial surrender that reduces the face amount of your Policy, we will deduct a Surrender Charge from the cash value. The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy. The Surrender Charge does not apply to Policies issued in exchange for a Zenith Life policy.

     The Surrender Charge period applicable to your Policy is determined by the insured's issue age at the time of the exchange and the length of time you owned the scheduled premium policy. If the insured is younger than 66 at the time of the exchange, the Surrender Charge period equals ten years less the number of years you owned the scheduled premium policy. For issue ages 66 to 75, the Surrender Charge period is eight years less the number of years you owned the scheduled premium policy, and for issue ages 76 to 85 it is four years less the number of years you owned the scheduled premium policy. In computing the number of years you owned the scheduled premium policy we will give you a full year of credit for each full and each partial year of ownership. For example, if you owned the scheduled premium policy for three years and three months we will treat you as having owned it for four years. Therefore, if the insured's issue age is less than 66 at the time of the exchange, the Surrender Charge period under your Policy would be 10 years minus 4 years, or 6 years. In addition, we have designed the Surrender Charge so as to insure that the Surrender Charge you would pay under the Policy will always be equal to or less than the Surrender Charge you would have paid under your scheduled premium policy.


     DEFERRED SALES CHARGE.   We base the Deferred Sales Charge on a percentage
of the Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (To determine the Target Premium we use the smoker and nonsmoker aggregate classes for all standard smokers and nonsmokers. See "Monthly Charges for the Cost of Insurance" in the Prospectus.)


The table below shows the maximum Deferred Sales Charge that applies to a Policy covering an insured whose issue age is 55 or less at the time of the exchange. (For insureds whose issue age is above 55 at the time of the exchange, the Deferred Sales Charge percentages are less than or equal to those shown in the table.) During Policy years 1 through 5, the Deferred Sales Charge is equal to the applicable percentage shown in the table multiplied by one Target Premium. After the fifth Policy year, the applicable percentage declines on a monthly basis until the end of the Surrender Charge period shown in the table. The percentages shown for Policy years 6 through 8 are the percentages that apply in the last month of the Policy year.



ZFL2001       POLICY YEAR OF SCHEDULED PREMIUM POLICY IN YEAR OF EXCHANGE
POLICY    -------------------------------------------------------------------
 YEAR      1      2      3      4      5      6      7      8      9     10+
-------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
   1      N/A    55%    55%    55%    55%    46%    37%    28%    18%    N/A
   2      N/A    72%    72%    72%    72%    60%    18%    18%    N/A
   3      N/A    72%    72%    72%    72%    22%    18%    N/A
   4      N/A    72%    72%    72%    22%    22%    N/A
   5      N/A    72%    72%    22%    22%    N/A
   6*     N/A    60%    18%    18%    N/A
   7*     N/A    14%    14%    N/A
   8*     N/A    11%    N/A
   9+     N/A    N/A


---------------

* Percentages shown apply in the last month of the Policy year

     In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender" in the Prospectus.) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

     DEFERRED ADMINISTRATIVE CHARGE.   The Deferred Administrative Charge is a
charge per $1,000 of base Policy face amount that we deduct in the event of a Policy surrender, lapse or face amount reduction during the applicable Surrender Charge period.

     The table below shows the maximum Deferred Administrative Charge that applies to a Policy covering an insured whose issue age is 65 or less at the time of the exchange. (For insureds whose issue age is above 65 at the time of the exchange, the Deferred Administrative Charge is less than or equal to the amounts shown in the table.) During the first Policy year, the Deferred Administrative Charge is equal to the amount shown in the table per $1,000 of base Policy face amount. Starting in the second Policy year, the maximum Deferred Administrative Charge declines on a monthly basis until the end of the Surrender Charge period. The amounts shown in the table below for Policy years 2 through 8 are the amounts that apply in the last month of the Policy year.


ZFL2001       POLICY YEAR OF SCHEDULED PREMIUM POLICY IN THE YEAR OF THE EXCHANGE
POLICY    ---------------------------------------------------------------------------
 YEAR       1       2       3       4       5       6       7       8       9     10+
-------   -----   -----   -----   -----   -----   -----   -----   -----   -----   ---
   1        N/A   $2.25   $2.00   $1.75   $1.50   $1.25   $1.00   $0.75   $0.50   N/A
   2*       N/A   $2.03   $1.80   $1.58   $1.35   $1.13   $0.56   $0.56     N/A
   3*       N/A   $1.80   $1.60   $1.40   $1.20   $0.60   $0.50     N/A
   4*       N/A   $1.58   $1.40   $1.23   $0.53   $0.53     N/A
   5*       N/A   $1.35   $1.20   $0.45   $0.45     N/A
   6*       N/A   $1.13   $0.38   $0.38     N/A
   7*       N/A   $0.30   $0.30     N/A
   8*       N/A   $0.23     N/A
   9+       N/A     N/A


---------------

* Amounts shown apply in the last month of the Policy year

The following is added to the corresponding section of the Prospectus:

RIGHT TO RETURN THE POLICY

     If you cancel a Policy acquired pursuant to the Exchange Offer, we will reinstate the scheduled premium policy that you exchanged for the Policy. We will only refund to you any additional premiums you choose to pay at the time of the exchange (or any other amount that is required by state insurance law).

The following is added to the corresponding section of the Prospectus:

ADDITIONAL BENEFITS BY RIDER

     The Exchange to Term Endorsement is not available under Policies issued pursuant to the Exchange Offer.

                           ZENITH FLEXIBLE LIFE 2001

                          FLEXIBLE PREMIUM ADJUSTABLE
                        VARIABLE LIFE INSURANCE POLICIES
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                  MAY 1, 2005



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2005 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation, 501 Boylston Street, Boston, Massachusetts 02116.



VL-188-05


                                      SAI-1

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
GENERAL INFORMATION AND HISTORY.............................    SAI-3
  The Company...............................................    SAI-3
  The Variable Account......................................    SAI-3
DISTRIBUTION OF THE POLICIES................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................    SAI-4
  Dollar Cost Averaging.....................................    SAI-4
  Asset Rebalancing.........................................    SAI-4
  Payment of Proceeds.......................................    SAI-4
  Payment Options...........................................    SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES........................    SAI-5
  Group or Sponsored Arrangements...........................    SAI-5
POTENTIAL CONFLICTS OF INTEREST.............................    SAI-6
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............    SAI-6
MISSTATEMENT OF AGE OR SEX..................................    SAI-6
REPORTS.....................................................    SAI-6
PERSONALIZED ILLUSTRATIONS..................................    SAI-7
PERFORMANCE DATA............................................    SAI-7
INVESTMENT ADVICE...........................................    SAI-7
LEGAL MATTERS...............................................    SAI-9
REGISTRATION STATEMENT......................................    SAI-9
EXPERTS.....................................................    SAI-9
FINANCIAL STATEMENTS........................................      F-1

                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY


     New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.


THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

     Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:


                                                                          AGGREGATE AMOUNT OF
                                                 AGGREGATE AMOUNT OF    COMMISSIONS RETAINED BY
                                                     COMMISSIONS       DISTRIBUTOR AFTER PAYMENTS
FISCAL YEAR                                      PAID TO DISTRIBUTOR        TO SELLING FIRMS
-----------                                      -------------------   --------------------------
2004...........................................      $43,288,133                   $0
2003...........................................      $47,656,932                   $0
2002...........................................      $82,764,079                   $0


     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the

                                      SAI-3
following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select the dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING

     We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     When available, you can select the asset rebalancing program when you apply for the Policy or at a later date by contacting your registered representative. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Designated Office. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature. Ask your registered representative about the availability of this feature.

PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

                                      SAI-4

     The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office" in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

     (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

     (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

     (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     You need our consent to use an option if the installment payments would be less than $20.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored

                                      SAI-5
arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may allow you to purchase the Policy, in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO's affiliates, without a deduction for any sales charge from the amount of net cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of these programs.

                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.

                           MISSTATEMENT OF AGE OR SEX

     If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                                      SAI-6

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the mortality and expense risk charge and the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.

                               INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.

                                      SAI-7

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.


     Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:


     The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.


     Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.


     The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about


                                      SAI-8

April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio and the MFS Research Managers Portfolio ceased to exist.

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. The sub-adviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio) was Putnam Investment Management, LLC until December 16, 2003 when Fidelity Management & Research Company became the sub-adviser. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.


     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist.


     The following is the sub-adviser history of the Met Investors Series Trust:


     The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Global Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products.


                                 LEGAL MATTERS

     Legal matters in connection with the Policies have been passed on by Marie
C. Swift, Associate General Counsel of MetLife. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the Federal securities laws.

                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS


     The consolidated financial statements of New England Life Insurance Company and subsidiaries (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain


                                      SAI-9
insurance products and goodwill as required by new accounting guidance which became effective on January 1, 2004 and January 1, 2002, respectively, and recorded the impact as a cumulative effect of changes in accounting principles. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


     Marian Zeldin, FSA, MAAA, Vice President and Actuary of MetLife has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.

                                      SAI-10

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain insurance products and goodwill as required by new accounting guidance which became effective on January 1, 2004 and January 1, 2002, respectively, and recorded the impact as cumulative effect of changes in accounting principles. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 18, 2005

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2004 AND 2003
(DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2004       2003
                                                              -------    -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $814 and $667, respectively)...........  $   846    $   702
  Equity securities, at fair value (cost: $1 and $23,
    respectively)...........................................        1         35
  Mortgage loans on real estate.............................        9          9
  Policy loans..............................................      308        279
  Other limited partnership interests.......................       16         17
  Short-term investments....................................       30         25
  Other invested assets.....................................        1          1
                                                              -------    -------
      Total investments.....................................    1,211      1,068
Cash and cash equivalents...................................       --         33
Accrued investment income...................................       18         18
Premiums and other receivables..............................      187        212
Deferred policy acquisition costs...........................    1,254      1,241
Current income taxes receivable.............................       11          4
Other assets................................................       62         54
Separate account assets.....................................    8,707      7,566
                                                              -------    -------
      TOTAL ASSETS..........................................  $11,450    $10,196
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $   419    $   389
  Policyholder account balances.............................      906        854
  Other policyholder funds..................................      341        308
  Policyholder dividends payable............................        3          3
  Shares subject to mandatory redemption....................      100         --
  Deferred income taxes payable.............................       43         46
  Other liabilities.........................................      107        146
  Separate account liabilities..............................    8,707      7,566
                                                              -------    -------
      TOTAL LIABILITIES.....................................   10,626      9,312
                                                              -------    -------
STOCKHOLDER'S EQUITY:
Preferred stock, no par value; 1,000,000 shares authorized;
  100,000 issued and outstanding at December 31, 2004 and
  2003......................................................       --         --
Common stock, par value $125 per share, 50,000 shares
  authorized; 20,000 shares issued and outstanding at
  December 31, 2004 and 2003................................        3          3
Additional paid-in capital..................................      458        558
Retained earnings...........................................      349        299
Accumulated other comprehensive income......................       14         24
                                                              -------    -------
      TOTAL STOCKHOLDER'S EQUITY............................      824        884
                                                              -------    -------
      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY............  $11,450    $10,196
                                                              =======    =======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(DOLLARS IN MILLIONS)

                                                              2004    2003    2002
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $ 77    $ 88    $ 91
Universal life and investment-type product policy fees......   468     462     407
Net investment income.......................................    55      53      36
Other revenues..............................................    89     142     190
Net investment gains (losses)...............................    15       4     (11)
                                                              ----    ----    ----
        TOTAL REVENUES......................................   704     749     713
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   130     127     131
Interest credited to policyholder account balances..........    34      33      30
Policyholder dividends......................................     6       5       5
Other expenses..............................................   473     549     520
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   643     714     686
                                                              ----    ----    ----
Income before provision for income taxes....................    61      35      27
Provision for income taxes..................................    19       6       7
                                                              ----    ----    ----
Income before cumulative effect of a change in accounting...    42      29      20
Cumulative effect of a change in accounting, net of income
  taxes.....................................................     8      --     (15)
                                                              ----    ----    ----
NET INCOME..................................................  $ 50    $ 29    $  5
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(DOLLARS IN MILLIONS)

                                                                                       ACCUMULATED
                                                              ADDITIONAL                  OTHER
                                                     COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                                     STOCK     CAPITAL     EARNINGS   INCOME (LOSS)   TOTAL
                                                     ------   ----------   --------   -------------   -----
BALANCE AT JANUARY 1, 2002.........................    $3       $ 647        $273         $  4        $ 927
  Dividends on preferred stock.....................                            (5)                       (5)
  Comprehensive income (loss):
    Net income.....................................                             5                         5
  Other comprehensive income (loss):
    Unrealized investment gains (losses), net of
      related offsets, reclassification adjustments
      and income taxes.............................                                         20           20
                                                                                                      -----
  Comprehensive income (loss)......................                                                      25
                                                       --       -----        ----         ----        -----
BALANCE AT DECEMBER 31, 2002.......................     3         647         273           24          947
  Dividends on preferred stock.....................                            (3)                       (3)
  Redemption of preferred stock....................              (100)                                 (100)
  Sale of subsidiary to affiliate..................                11                                    11
  Comprehensive income (loss):
    Net income.....................................                            29                        29
                                                                                                      -----
  Comprehensive income (loss)......................                                                      29
                                                       --       -----        ----         ----        -----
BALANCE AT DECEMBER 31, 2003.......................     3         558         299           24          884
  Change in accounting principle (Note 1)..........              (100)                                 (100)
  Comprehensive income (loss):
    Net income.....................................                            50                        50
    Other comprehensive income (loss):
      Unrealized investment gains (losses), net of
        related offsets, reclassification
        adjustments and income taxes...............                                        (10)         (10)
                                                                                                      -----
  Comprehensive income (loss)......................                                                      40
                                                       --       -----        ----         ----        -----
BALANCE AT DECEMBER 31, 2004.......................    $3       $ 458        $349         $ 14        $ 824
                                                       ==       =====        ====         ====        =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(DOLLARS IN MILLIONS)

                                                               2004      2003      2002
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income..................................................  $    50   $    29   $     5
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................        8         7         6
    Amortization of premiums and accretion of discounts
     associated with investments, net.......................        4         5         1
    (Gains) losses from sales of investments and businesses,
     net....................................................      (15)       (4)       11
    Change in undistributed income of other limited
     partnership interest...................................       (1)       (2)        4
    Interest credited to other policyholder account
     balances...............................................       34        33        30
    Universal life and investment-type product policy
     fees...................................................     (468)     (462)     (407)
    Change in accrued investment income.....................       (1)       (1)        2
    Change in premiums and other receivables................       26       (36)       (1)
    Change in deferred policy acquisition costs, net........      (12)      (15)      (66)
    Change in insurance-related liabilities.................       43        48        79
    Change in income taxes payable..........................       (4)      (32)       (4)
    Change in other assets..................................      195       173        86
    Change in other liabilities.............................      (42)     (100)      104
                                                              -------   -------   -------
Net cash used in operating activities.......................     (183)     (357)     (150)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      210       195       176
    Equity securities.......................................       55        32        14
    Other limited partnership interests.....................        1         1         2
  Purchases of:
    Fixed maturities........................................     (392)     (194)     (550)
    Equity securities.......................................      (19)      (18)       --
    Mortgage loans on real estate...........................       --        (9)       --
    Other limited partnership interests.....................       --        --        (2)
  Net change in short-term investments......................       (5)       20       (53)
  Net change in policy loans................................      (29)       (9)       (8)
  Sale of subsidiary to affiliate...........................       18        11        --
  Net change in other invested assets.......................       --        --       (11)
  Other, net................................................       (2)       (1)       37
                                                              -------   -------   -------
Net cash (used in) provided by investing activities.........     (163)       28      (395)
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    1,352     1,535     1,534
    Withdrawals.............................................   (1,039)   (1,157)   (1,107)
  Redemption of preferred stock.............................       --      (100)       --
  Dividends on preferred stock..............................       --        (3)       (5)
                                                              -------   -------   -------
Net cash provided by financing activities...................      313       275       422
                                                              -------   -------   -------
Change in cash and cash equivalents.........................      (33)      (54)     (123)
Cash and cash equivalents, beginning of year................       33        87       210
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................       --        33        87
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the year:
    Interest................................................  $     2   $    --   $    --
                                                              =======   =======   =======
    Income taxes............................................  $    21   $    38   $     5
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company ("NELICO") and its subsidiaries (the "Company") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company was formerly, a wholly owned subsidiary of Met New England Holdings, Inc. ("MNEHP"), which was dissolved into Metropolitan Life, its parent, on April 12, 2003. The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage.

The principal insurance subsidiaries of NELICO included New England Pension and Annuity Company ("NEPA") which was sold to Metropolitan Tower Life Insurance Company ("MTL") in 2004; Newbury Insurance Company, Limited ("Newbury") which was sold to MetLife in 2004; and New England Financial Distributors LLC ("NEFD") which was dissolved in 2004. These subsidiaries are included in the accompanying consolidated financial statements until their respective dates of sale or dissolution. See Note 11.

NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES"). NELICO also owns a majority interest in MetLife Advisors LLC ("Advisors").

N.L. Holding Corporation ("NLHC") and Nathan and Lewis Associates, Inc. ("NLA") which were sold to MetLife in 2003; Nathan and Lewis Securities ("NLS") which was merged into Walnut Street Securities ("WSS"), a wholly owned subsidiary of MetLife, in 2003; New England Life Holdings, Inc. ("NELHC") which was dissolved in 2003, and are included in the accompanying consolidated financial statements until the date of transaction. See Note 11.

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of (i) the Company; (ii) partnerships and joint ventures in which the Company has control; (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary, and (iv) majority owned subsidiaries. Intercompany accounts and transactions have been eliminated.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most significant estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions and employee benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

The Company recognized minority interest expense for the portion of the net income of Advisors not attributable to the Company's ownership of $45 million, $32 million, and $25 million for the years ended December 31, 2004, 2003

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

and 2002, respectively. Minority interest in the stockholder's equity of the Company was less than $1 million as of December 31, 2004 and 2003, respectively.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2004 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and mortgage loans, which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and
(vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than- temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE INTEREST ENTITIES

During 2003, the Financial Accounting Standards Board ("FASB") Interpretation No. ("FIN") 46 Consolidation of Variable Interest Entities - An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)") established new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). The Company is required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The adoption of FIN 46 and FIN 46(r) did not have a material impact on the Company's consolidated financial statements.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its insurance subsidiaries' Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within Other invested assets or as liabilities within Other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in Net investment gains (losses).

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship. The ineffective portion of the changes in fair value of the hedging instrument is recorded in Net investment gains (losses).

Under a fair value hedge, changes in the fair value of the derivative, along with changes in the fair value of the hedged item related to the risk being hedged, are reported in Net investment gains (losses). There were no fair value hedges at December 31, 2004, 2003, and 2002.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

In a cash flow hedge, changes in the fair value of the derivative are recorded in Other comprehensive income (loss), a separate component of shareholders' equity, and the deferred gains or losses on the derivative are reclassified into the income statement when the Company's earnings are affected by the variability in cash flows of the hedged item.

In a hedge of a net investment in a foreign operation, changes in the fair value of the derivative are recorded in Other comprehensive income (loss). There were no hedges of net investments in foreign operations at December 31, 2004, 2003, and 2002.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) it is no longer probable that the forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in fair value of derivatives recorded in Other comprehensive income
(loss) related to discontinued cash flow hedges are amortized into income over the remaining life of the hedging instruments.

When hedge accounting is discontinued because it is probable that the forecasted transactions will not occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in Net investment gains (losses). Deferred gains and losses of a derivative recorded in Other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in Net investment gains (losses).

In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as Net investment gains (losses).

The Company is also a party to financial instruments in which a derivative is "embedded." For each financial instrument in which a derivative is embedded, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract, and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative, as defined in SFAS 133. If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in Net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period in Net investment gains (losses). There were no embedded derivatives at December 31, 2004, 2003, and 2002.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

PROPERTY, EQUIPMENT, LEASEHOLD IMPROVEMENTS AND COMPUTER SOFTWARE

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from three to five years for all other property and equipment. Accumulated depreciation and amortization of property and equipment was $5 million at both December 31, 2004 and 2003. Related depreciation and amortization expense was $402 thousand, $467 thousand and $1 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. Accumulated amortization of capitalized software was $27 million and $22 million at December 31, 2004 and 2003, respectively. Related amortization expense was $6 million, $7 million and $5 million for the years ended December 31, 2004, 2003 and 2002, respectively.

DEFERRED POLICY ACQUISITION COSTS

The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 10 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

During 2002, the Company completed the required goodwill impairment tests, which indicated the Company's goodwill was impaired. As a result, the Company wrote off all of its goodwill and recorded a cumulative effect of a change in accounting principle of $15 million net of income taxes. The goodwill impairment was due to reductions in anticipated future performance of its then subsidiary, Nathan and Lewis Securities, Inc.

LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

Participating business represented approximately 3% of the Company's life insurance in-force and 9% of the number of life insurance policies in force at both December 31, 2004 and 2003. Participating policies represented approximately 51% and 74%, 53% and 74%, and 52% and 70% of gross and net life insurance premiums for the years ended December 31, 2004, 2003 and 2002, respectively.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off. Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net premiums and (ii) premium deficiency reserves. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities average 6%.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 6% to 9%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 3%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 9%, less expenses, mortality charges, and withdrawals.

The Company establishes liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies. Annuity guaranteed death benefit

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed annuitization benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such fees are recognized in the period in which services are performed. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

OTHER REVENUES

Other revenues include broker/dealer commissions and fees, and administrative fees. Such commissions and fees are recognized in the period in which services are performed.

POLICYHOLDER DIVIDENDS

Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

INCOME TAXES

The Company joins with MetLife and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current Federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to MetLife to the extent that their income (losses and other credits) contributes to (reduces) the consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis.

The Company applies the concepts of Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes, which establishes deferred income tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. SFAS No. 109 allows recognition of deferred income tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

REINSURANCE

The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contact fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

LITIGATION

The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. It is possible that an adverse outcome in certain of the Company's litigation or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In December 2004, the FASB issued Staff Position Paper ("FSP") 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. The Company is currently evaluating the repatriation provision of the AJCA. If the repatriation provision is implemented by the Company, the impact on the Company's income tax expense and deferred income tax assets and liabilities would be immaterial.

In December 2004, the FASB issued SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its consolidated financial statements.

In March 2004, the EITF reached consensus on Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $8 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $9 million, including the cumulative effect of adoption.

In December 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits -- an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

In May 2004, the FASB issued FASB Staff Position ("FSP") No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a multi-employer plan that has been determined not to be actuarially equivalent to benefits under Medicare Part D and therefore is not eligible to receive the subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("2003" Act"). The Company is also a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drug benefits under the 2003 Act beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the Company's share of the net periodic postretirement benefit cost was reduced by $1 million for 2004. Metropolitan Life's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation, did not have a significant impact on the Company's consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholders' equity to liabilities. Dividends in 2004 on the mandatorily redeemable preferred stock were recorded as an interest expense (See Note 9).

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

During 2003, the Company adopted FIN 46, Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51 and FIN 46(r). A VIE is defined as
(i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. The adoption of FIN 46 and FIN 46(r) did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 7.

Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board ("APB") Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets in the third quarter of 2002 and recorded a $15 million charge to earnings relating to the impairment of certain goodwill assets as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002. Amortization of other intangible assets was not material for the years ended December 31, 2004, 2003 and 2002.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2004 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. treasury/agency securities...........................    $ 66       $ 1      $--       $ 67
  U.S. corporate securities.................................     503        26       1         528
  Foreign government securities.............................      11        --      --          11
  Foreign corporate securities..............................      89         4      --          93
  Residential mortgage-backed securities....................     145         2      --         147
                                                                ----       ---      --        ----
    Total fixed maturities..................................    $814       $33      $1        $846
                                                                ====       ===      ==        ====
Equity Securities:
  Common stocks.............................................    $  1       $--      $--       $  1
                                                                ====       ===      ==        ====

Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. treasury/agency securities...........................    $ 31       $ 1      $--       $ 32
  U.S. corporate securities.................................     453        28      --         481
  Foreign government securities.............................       3        --      --           3
  Foreign corporate securities..............................      55         4      --          59
  Residential mortgage-backed securities....................     103         2      --         105
  Other fixed maturity securities...........................      22        --      --          22
                                                                ----       ---      --        ----
    Total fixed maturities..................................    $667       $35      $--       $702
                                                                ====       ===      ==        ====
Equity Securities:
  Common stocks.............................................    $ 23       $12      $--       $ 35
                                                                ====       ===      ==        ====

The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign bonds and loans for both years ended December 31, 2004 and 2003.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $20 million and $32 million at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $2 million and $3 million at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were less than $1 million and $1 million at December 31, 2004 and 2003, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The amortized cost and estimated fair value of fixed maturities at December 31, 2004, by contractual maturity date are shown below:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 85          $ 85
Due after one year through five years.......................     208           214
Due after five years through ten years......................     272           290
Due after ten years.........................................     104           110
                                                                ----          ----
    Subtotal................................................     669           699
Mortgage-backed and asset-backed securities.................     145           147
                                                                ----          ----
  Total fixed maturities....................................    $814          $846
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2004      2003      2002
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Proceeds....................................................  $158       $53       $62
Gross investment gains......................................  $ 17       $ 6       $ 1
Gross investment losses.....................................  $ (1)      $(1)      $(3)

Gross investment losses above exclude writedowns recorded during 2003 and 2002 for other than temporarily impaired available-for-sale securities of $1 million, $9 million, respectively. There were no writedowns for the year ended December 31, 2004.

The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

The following table shows the estimated fair values of the Company's fixed maturities, aggregated by sector, that have been in a continuous loss position for less than 12 months at December 31, 2004 and 2003:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2004          2003
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
U.S. treasury/agency securities.............................   $ 47           $ 2
U.S. corporate securities...................................     94            32
Foreign corporate securities................................     10             1
Residential mortgage-backed securities......................     21            --
                                                               ----           ---
  Total fixed maturities....................................   $172           $35
                                                               ====           ===
Total number of securities in an unrealized loss position...     34
                                                               ====

At December 31, 2004 and 2003, the Company had gross unrealized losses of $1 million and less than $1 million, respectively from fixed maturities that had been in an unrealized loss position for less than twelve months. The amount of unrealized losses from fixed maturities that had been in an unrealized loss position for twelve months or greater is less than $1 million at both December 31, 2004 and 2003. The fair value of those fixed maturities that had been in an

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

unrealized loss position for twelve months or greater is $1 million at both December 31, 2004 and 2003, respectively. There were no unrealized losses from equity securities at December 31, 2004 and 2003.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair value of $3 million and $6 million at December 31, 2004 and 2003, respectively.

MORTGAGE LOANS ON REAL ESTATE

The Company had commercial mortgage loans on real estate of $9 million at December 31, 2004 and 2003.

Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2004, 56% and 44% of the properties were located in California and New York, respectively. Generally, the Company (as the lender) requires a minimum of one-fourth of the purchase price of the underlying real estate to be paid by the borrower.

There was no valuation allowance on mortgage loans on real estate as of December 31, 2004 and 2003, respectively. There were no impaired mortgage loans on real estate as of December 31, 2004 and 2003, respectively.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $37       $35       $24
Equity securities...........................................   --         1        --
Policy loans................................................   17        16        15
Other limited partnership interests.........................    1         3        (6)
Cash, cash equivalents and short-term investments...........    1         1         4
Other.......................................................    2        --         2
                                                              ---       ---       ---
    Total...................................................   58        56        39
Less: Investment expenses...................................    3         3         3
                                                              ---       ---       ---
    Net investment income...................................  $55       $53       $36
                                                              ===       ===       ===

NET INVESTMENT GAINS (LOSSES)

Net investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 2       $ 5       $ (5)
Equity securities...........................................   14        (1)        (6)
Other.......................................................   (1)       --         --
                                                              ---       ---       ----
  Total net investment gains (losses).......................  $15       $ 4       $(11)
                                                              ===       ===       ====

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NET UNREALIZED INVESTMENT GAINS

The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $32       $35       $ 27
Equity securities...........................................   --        12         (1)
Derivatives.................................................   (5)       (3)        --
Other invested assets.......................................   (1)       (1)        (1)
                                                              ----      ----      ----
  Total.....................................................   26        43         25
                                                              ----      ----      ----
Amounts allocated from:
  Deferred policy acquisition costs.........................   (4)       (5)         9
Deferred income taxes.......................................   (8)      (14)       (10)
                                                              ----      ----      ----
  Total.....................................................  (12)      (19)        (1)
                                                              ----      ----      ----
  Net unrealized investment gains (losses)..................  $14       $24       $ 24
                                                              ====      ====      ====

The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $24       $24       $  4
Unrealized gains (losses) during the year...................  (17)       18         26
Unrealized gains (losses) relating to:
  Deferred policy acquisition costs.........................    1       (14)         4
Deferred income taxes.......................................    6        (4)       (10)
                                                              ----      ----      ----
Balance at December 31......................................  $14       $24       $ 24
                                                              ----      ----      ----
Net change in unrealized investment gains (losses)..........  $(10)     $--       $ 20
                                                              ====      ====      ====

3. DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

The Company had foreign currency swaps with a notional amount of $10 million at both December 31, 2004 and 2003. The fair value of the foreign currency liabilities was $5 million and $3 million at December 31, 2004 and 2003, respectively. The maturity of the foreign currency swaps at December 31, 2004 was greater than five years but within ten years.

Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

HEDGING

The Company recognized insignificant net investment expense from qualifying hedge settlement payments for the years ended December 31, 2004 and 2003. The Company did not have any qualifying hedges during the year ended December 31, 2002.

CASH FLOW HEDGES

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

For the years ended December 31, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all cash flow hedges. All components of each derivative's gains or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                                YEARS ENDED
                                                               DECEMBER 31,
                                                              ---------------
                                                              2004      2003
                                                              ----      -----
Other comprehensive income (loss) balance at the beginning
  of the year...............................................  $(3)      $  --
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............   (2)         (3)
                                                              ---       -----
Other comprehensive income (losses) balance at the end of
  the year..................................................  $(5)      $  (3)
                                                              ===       =====

At December 31, 2004, insignificant amounts of the deferred net losses on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2005.

CREDIT RISK

The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date. Because exchange traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative financial instruments.

The Company manages its credit risk by entering into derivative transactions with creditworthy counterparties. In addition, the Company enters into over-the-counter derivatives pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange traded futures and options through regulated exchanges and these positions are marked to market and margined on a daily basis.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. INSURANCE

DEFERRED POLICY ACQUISITION COSTS

Information regarding DAC for the years ended December 31, 2002, 2003 and 2004 is as follows (dollars in millions):

Balance at January 1, 2002..................................    $1,169
Capitalization..............................................       174
                                                                ------
    Total...................................................     1,343
                                                                ------
Amortization related to:
  Unrealized investment gains (losses)......................        (4)
  Other expenses............................................       107
                                                                ------
    Total amortization......................................       103
                                                                ------
Balance at December 31, 2002................................     1,240
Capitalization..............................................       181
                                                                ------
    Total...................................................     1,421
                                                                ------
Amortization related to:
  Unrealized investment gains (losses)......................        14
  Other expenses............................................       166
                                                                ------
    Total amortization......................................       180
                                                                ------
Balance at December 31, 2003................................     1,241
Capitalization..............................................       132
                                                                ------
    Total...................................................     1,373
                                                                ------
Amortization related to:
  Unrealized investment gains (losses)......................        (1)
  Other expenses............................................       117
                                                                ------
    Total amortization......................................       116
                                                                ------
Dispositions and other......................................        (3)
                                                                ------
Balance at December 31, 2004................................    $1,254
                                                                ======

Amortization of DAC is related to: (i) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized and (ii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

SALES INDUCEMENTS

Changes in deferred sales inducements are as follows:

                                                                SALES INDUCEMENTS
                                                              ---------------------
                                                              (DOLLARS IN MILLIONS)
Balance at January 1, 2004..................................           $23
Capitalization..............................................             7
Amortization................................................            (3)
                                                                       ---
Balance at December 31, 2004................................           $27
                                                                       ===

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

The following table provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2004      2003      2002
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $41       $34       $ 7
  Reinsurance recoverables..................................  (33)      (28)       (5)
                                                              ----      ----      ---
Net balance at January 1....................................    8         6         2
                                                              ----      ----      ---
Incurred related to:
  Current year..............................................    1         2         1
  Prior years...............................................   --        --         3
                                                              ----      ----      ---
                                                                1         2         4
                                                              ----      ----      ---
Net Balance at December 31..................................    9         8         6
  Add: Reinsurance recoverables.............................   37        33        28
                                                              ----      ----      ---
Balance at December 31......................................  $46       $41       $34
                                                              ====      ====      ===

GUARANTEES

The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

ANNUITY CONTRACTS

                                                                   DECEMBER 31, 2004
                                                              ----------------------------
                                                              IN THE EVENT        AT
                                                                OF DEATH     ANNUITIZATION
                                                              ------------   -------------
                                                                 (DOLLARS IN MILLIONS)
RETURN OF NET DEPOSITS
  Separate account value....................................    $  1,670            N/A
  Net amount at risk........................................    $     10(1)         N/A
  Average attained age of contractholders...................    57 years            N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
  Separate account value....................................    $  2,628       $  1,564
  Net amount at risk........................................    $     70(1)    $      4(2)
  Average attained age of contractholders...................    60 years       56 years

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                                 DECEMBER 31, 2004
                                                              -----------------------
                                                              SECONDARY     PAID UP
                                                              GUARANTEES   GUARANTEES
                                                              ----------   ----------
                                                               (DOLLARS IN MILLIONS)
Account value (general and separate account)................   $  2,641       N/A
Net amount at risk..........................................   $ 32,848(1)    N/A(1)
Average attained age of policyholders.......................   45 years       N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

The net amount at risk is based on the direct amount at risk (excluding reinsurance).

The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                       UNIVERSAL AND VARIABLE
                                              ANNUITY CONTRACTS            LIFE CONTRACTS
                                          --------------------------   -----------------------
                                          GUARANTEED    GUARANTEED
                                            DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                           BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                          ----------   -------------   ----------   ----------   -----
                                                         (DOLLARS IN MILLIONS)
Balance at January 1, 2004..............     $ 2            $ 1           $ 1         $  --       $ 4
Incurred guaranteed benefits............       1             (1)           --            --        --
Paid guaranteed benefits................      (1)            --            (1)           --        (2)
                                             ---            ---           ---         -----       ---
Balance at December 31, 2004............     $ 2            $--           $--         $  --       $ 2
                                             ===            ===           ===         =====       ===

Account balances of contracts with insurance guarantees are invested in separate account assets classes as follows at:

                                                                  DECEMBER 31,
                                                                      2004
                                                              ---------------------
                                                              (DOLLARS IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................         $4,947
  Bond......................................................            677
  Balanced..................................................            442
  Money Market..............................................            179
  Specialty.................................................             19
                                                                     ------
    TOTAL...................................................         $6,264
                                                                     ======

SEPARATE ACCOUNTS

Separate accounts assets and liabilities include pass-through separate accounts totaling $8,707 million and $7,566 million at December 31, 2004 and 2003, respectively, for which the policyholder assumes all investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

and totaled $81 million, $61 million and $54 million for the years ended December 31, 2004, 2003 and 2002, respectively.

For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. REINSURANCE

The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes. The Company retains up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

Also, the Company currently reinsures 100% of the riders containing benefit guarantees related to variable annuities to an affiliate.

In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

The effect of reinsurance on premiums earned is as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 228   $ 233   $ 228
Reinsurance ceded...........................................   (151)   (145)   (137)
                                                              -----   -----   -----
Net premiums................................................  $  77   $  88   $  91
                                                              =====   =====   =====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 151   $ 118   $  97
                                                              =====   =====   =====

Reinsurance recoverables, included in premiums and other receivables, were $162 million and $136 million at December 31, 2004 and 2003, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $11 million and $15 million at December 31, 2004 and 2003, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

6. INCOME TAXES

The provision for income taxes was as follows:

                                                                   YEARS ENDED
                                                                   DECEMBER 31
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $19    $ 15    $ 27
  State and Local...........................................     1       1      --
                                                               ---    ----    ----
                                                                20      16      27
                                                               ---    ----    ----
Deferred:
  Federal...................................................    (1)    (10)    (20)
                                                               ---    ----    ----
Provision for income taxes..................................   $19    $  6    $  7
                                                               ===    ====    ====

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes were as follows:

                                                                   YEARS ENDED
                                                                   DECEMBER 31
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $21     $12     $18
Tax effect of:
  Tax exempt investment income..............................    (7)     --      (3)
  Prior year taxes..........................................     2      (6)     --
  Other, net................................................     3      --      (8)
                                                               ---     ---     ---
Provision for income taxes..................................   $19     $ 6     $ 7
                                                               ===     ===     ===

The Company has been audited by the Internal Revenue Service for the years through and including 1999. In 2004, the Company recorded an adjustment for settlement of all issues relating to the Internal Revenue Service's audit of the Company's tax returns for the years 1997-1999. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2004          2003
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................   $334          $324
  Net operating losses......................................     11            10
  Investments...............................................      3            --
  Litigation related........................................     --             5
                                                               ----          ----
                                                                348           339
  Less: Valuation allowance.................................     10            10
                                                               ----          ----
                                                                338           329
                                                               ----          ----
Deferred income tax liabilities:
  Investments...............................................     --             2
  Deferred policy acquisition costs.........................    361           357
  Net unrealized investment gains...........................      8            14
  Other.....................................................     12             2
                                                               ----          ----
                                                                381           375
                                                               ----          ----
Net deferred income tax liability...........................   $(43)         $(46)
                                                               ====          ====

7. COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

The Company and/or certain affiliates of it have faced claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies, annuities or mutual funds. These claims are generally referred to as "sales practices claims."

The Company and its affiliates continue to defend themselves vigorously against these claims. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation or arbitrations relating to the Company's and its affiliates marketing and sales of individual life insurance, annuities and brokerage products may be commenced in the future.

The SEC is conducting a formal investigation of New England Securities Corporation ("NES"), a subsidiary of NELICO, in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge related to New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and, in December 2004, the Company received a Wells Notice in connection with the SEC investigation. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws. Under the SEC procedures, a recipient can respond to the SEC staff before the staff makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. NELICO continues to cooperate fully with the SEC in its investigation.

Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial service companies as part of an industrywide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

or its affiliates have responded and are fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced against the Company or its affiliates. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

Wilmington Shipping Company ("WSC") and two of its employees have sued NELICO for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that NELICO advised the investment of pension plan funds in a Developmental Property (real estate) account that caused plan losses of over $2 million. WSC also alleges that NELICO failed to give appropriate investment and plan termination advice to WSC plan trustees. NELICO has filed a motion for summary judgment, which is pending before the court.

MetLife has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking information relating to compensation agreements between insurance brokers and MetLife and its affiliates. MetLife also has received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking similar information and documents. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Company submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Company submitted such bids or quotes, and communications with a certain broker. Many insurance regulators have sent requests for information and documents to MetLife or its affiliates relating to broker compensation practices. MetLife is continuing to conduct an internal review of its commission payment practices. The Company continues to fully cooperate with these inquiries.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

SUMMARY

It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

lease and sublease agreements for office space, data processing and other equipment. Sublease income relating to these lease agreements were as follows:

                                                                                       GROSS RENTAL
                                                                  SUBLEASE INCOME        PAYMENTS
                                                               ---------------------   ------------
                                                                      (DOLLARS IN MILLIONS)
2005........................................................            $ 8                $19
2006........................................................            $ 8                $15
2007........................................................            $ 7                $11
2008........................................................            $ 5                $ 7
2009........................................................            $--                $ 4
Thereafter..................................................            $--                $ 4

GUARANTEES

In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

In particular, NELICO is a member in Advisors and owns 100% of the voting interest in Advisors. In the normal course of business, Advisors provides certain indemnifications to counterparties in contracts that cover certain third party claims and lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities is not specified. Since this obligation is not subject to limitation, NELICO does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant.

8. EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company participates in noncontributory defined benefit pension plans and a post retirement benefit plan sponsored by Metropolitan Life. The Company has no legal obligation under these plans and the Company's share of net expense is allocated based on salary ratios. The Company's share of pension expense was $5 million, $7 million and $5 million in 2004, 2003 and 2002, respectively. The Company's share of other postretirement benefit expense was $3 million, $4 million and $3 million for 2004, 2003 and 2002, respectively.

The Company also participates in multi-employer plans that provide pension and other postretirement benefits. Contributions of $13 million, $14 million and $12 million were made to these plans for the years ended December 31, 2004, 2003 and 2002, respectively.

SAVINGS AND INVESTMENT PLANS

MetLife sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $1 million for each of the years ended December 31, 2004, 2003 and 2002, respectively.

9. STOCKHOLDER'S EQUITY

PREFERRED STOCK

Effective December 30, 1998, the Company issued 200,000 shares of Series A Adjustable Rate Cumulative Preferred Stock, which are held by MetLife Credit Corporation, a subsidiary of Metropolitan Life, at par value of $1,000 per share. Dividends are paid quarterly in arrears at the Applicable Rate which will be recalculated on the first business day after each quarterly dividend payment date based on the product of (1 - the highest federal income tax rate for

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

corporations applicable during such dividend period) times (the "AA" Composite Commercial Paper (Financial) Rate + 180 basis points).

The Company redeemed 100,000 shares on August 5, 2003 with the approval of the Massachusetts Commissioner of Insurance (the "Commissioner"), leaving 100,000 shares outstanding. Under terms of the agreement, the remaining $100 million of Preferred Stock must be redeemed by December 30, 2005.

DIVIDEND RESTRICTIONS

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner.

The Company paid no common stockholder dividends for the years ended December 31, 2004, 2003 and 2002. The Company paid preferred dividends of $2 million, $3 million and $5 million during the years ended December 31, 2004, 2003 and 2002, respectively, with prior approval of the Commissioner. Under SFAS 150, dividends paid on the Company's preferred stock is treated as an interest expense in 2004 (See Note 10).

STATUTORY EQUITY AND INCOME

The National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices.

Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting shares subject to mandatory redemption as surplus instead of liabilities, and valuing securities on a different basis.

Statutory net income (loss) of the Company, as filed with the Commonwealth of Massachusetts Division of Insurance (the "Division"), was $73 million, $49 million and $(46) million for the years ended December 31, 2004, 2003 and 2002, respectively; statutory capital and surplus, as filed, was $372 million and $327 million at December 31, 2004 and 2003, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

OTHER COMPREHENSIVE INCOME

The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2004      2003      2002
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........  $ (5)     $ 20       $ 9
Income tax effect of holding gains..........................     2       (16)       (2)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
    income..................................................   (16)       (7)       16
  Amortization of premium and accretion of discounts on
    investments.............................................     4         5         1
  Income tax effect.........................................     4         2        (6)
Allocation of holding (gains) losses on investments relating
  to other policyholder amounts.............................     1       (14)        4
Income tax effect of allocation of holding (gains) losses to
  other policyholder amounts................................    --        10        (2)
                                                              ----      ----       ---
Net unrealized investment gains.............................   (10)       --        20
                                                              ----      ----       ---
Other comprehensive income (losses).........................  $(10)     $ --       $20
                                                              ====      ====       ===

10. OTHER EXPENSES

Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2004      2003      2002
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $  54     $  69     $  74
Commissions.................................................    127       194       228
Interest and debt issue cost................................      2         1        --
Amortization of policy acquisition costs....................    117       166       107
Capitalization of policy acquisition costs..................   (132)     (181)     (174)
Insurance taxes, licenses, and fees.........................     17        17         8
Agency allowances...........................................     56        50        70
Rent, net of sublease income................................      2         4         4
Minority interest...........................................     45        32        25
Other.......................................................    185       197       178
                                                              -----     -----     -----
Total other expenses........................................  $ 473     $ 549     $ 520
                                                              =====     =====     =====

11. ACQUISITIONS AND DISPOSITIONS

On October 1, 2004, Newbury, a subsidiary of NELICO, was sold to MetLife. Total assets and liabilities of the entity sold at the date of sale were $33 million and $17 million, respectively. Total net income of the entity sold included in the consolidated statements of income was $1 million for the years ended December 31, 2004 and 2003. Total net income of the entity sold included in the consolidated statements of income was less than $1 million for the year ended December 31, 2002.

On October 8, 2004, NEPA, a subsidiary of NELICO, was sold to MTL. Total assets and liabilities of the entity sold at the date of sale were $8 million and less than $1 million, respectively. Total net income of the entity sold included in the consolidated statements of income was insignificant for the years ended December 31, 2004, 2003 and 2002.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

On August 1, 2003, NLS, a subsidiary of NLHC, was sold to MetLife and as a result, the Company recognized an increase of $7 million to equity. Total assets and liabilities of the entity sold at the date of sale were $21 million and $10 million, respectively. Total net losses of the entity sold included in the consolidated statements of income were ($1) million and ($17) million for the years ended December 31, 2003 and 2002, respectively.

On October 1, 2003, NLHC and its wholly owned subsidiary, NLA, were sold to MetLife and as a result, the Company recognized an increase of $4 million to equity. Total assets and liabilities of the entities sold at the date of sale were $7 million and $2 million, respectively. Total net losses of the entity sold, all of which are attributable to NLS, are included in the consolidated statements of income.

During December 2003, NELHC was dissolved. The entity was a wholly owned subsidiary of NELICO. The Company assumed a net $16 million in assets and liabilities, including the ownership of Advisors and NES. The Company recognized no gain or loss on this disposition.

12. FAIR VALUE INFORMATION

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING   ESTIMATED
DECEMBER 31, 2004                                              VALUE     FAIR VALUE
-----------------                                             --------   ----------
                                                              (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities..........................................    $846        $846
  Equity securities.........................................       1           1
  Mortgage loans on real estate.............................       9           9
  Policy loans..............................................     308         308
  Short-term investments....................................      30          30
Liabilities:
  Policyholder account balances.............................     377         363
  Shares subject to mandatory redemption....................     100         100

                                                              CARRYING   ESTIMATED
DECEMBER 31, 2003                                              VALUE     FAIR VALUE
-----------------                                             --------   ----------
                                                              (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities..........................................    $702        $702
  Equity securities.........................................      35          35
  Mortgage loans on real estate.............................       9           9
  Policy loans..............................................     279         279
  Short-term investments....................................      25          25
  Cash and cash equivalents.................................      33          33
Liabilities:
  Policyholder account balances.............................     365         350

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE

Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

SHARES SUBJECT TO MANDATORY REDEMPTION

Shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of derivative instruments, specifically foreign currency swaps, are based upon quotations obtained from dealers or other reliable sources. See
Note 3 for derivative fair value disclosures.

13. RELATED PARTY TRANSACTIONS

At December 31, 2004, the Company has short-term debt, in the form of mandatorily redeemable preferred stock, outstanding of $100 million to MetLife Credit Corporation, a wholly owned subsidiary of MetLife Holdings, Inc. During 2003, the Company redeemed $100 million of outstanding preferred stock. The Company paid $2 million of interest in 2004, and $3 million and $5 million of dividends on the preferred stock in 2003 and 2002, respectively.

Effective January 2003, the Company entered into a reinsurance contract with Metropolitan Life. Metropolitan Life reinsures substantially all of the Company's supplementary contracts without life contingencies. The Company ceded reserves of $55 million and $39 million at December 31, 2004 and 2003, respectively.

During 2002, the Company received $27 million from Metropolitan Life for the purchase of the Company's computers, furniture and other fixed assets at net book value. Metropolitan Life charged the Company $1 million, $2 million and $1 million for the use of the assets in 2004, 2003 and 2002, respectively.

Metropolitan Life and the Company have a Master Service Agreement under which Metropolitan Life provides all administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $167 million, $175 million and $154 million for administrative services in 2004, 2003 and 2002, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The Company has various reinsurance agreements with affiliated entities. The Company had ceded premium of $3 million, $2 million and $3 million in 2004, 2003 and 2002, respectively.

Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand alone entity.

 New England Variable Life Separate Account

                            PART C OTHER INFORMATION

ITEM 26. EXHIBITS

   (a)              January 31, 1983 Resolution of the Board of Directors of NEVLICO 4
   (b)              None
   (c) (i)          Distribution Agreement between NEVLICO and NELESCO 5
       (ii)         Form of Contract between NELICO and its General Agents 4
       (iii)        Form of contract between NELICO and its Agents 5
       (iv)         Commission Schedule for Policies 13
       (v)          Form of contract among NES, NELICO and other broker dealers 3
       (vi)         Forms of Selling Agreement 23
   (d) (i)          Specimen of Policy 6
       (ii)         Additional Specimen of Policy 13
       (iii)        Riders and Endorsements 6
       (iv)         Rider: Waiver of Monthly Deduction 7
       (v)          Temporary Term Rider 8
       (vi)         Exclusion from Benefits Riders 11
       (vii)        Endorsement - Unisex rates 4
       (viii)       Extended Maturity Rider 12
       (ix)         Additional Extended Maturity Endorsement, Level Term Rider and
                    Change Endorsement 13
   (e) (i)          Specimens of Application for Policy 6
       (ii)         Additional Application for Policy 8

       (iii)        Enterprise Application for Policy 23
       (iv)         Updated Enterprise Application for Policy

   (f) (i)          Amended and restated Articles of Organization of NELICO 2

       (ii)         Amendments to Amended and restated Articles of Organization 9
       (iii)        Amended and restated By-Laws of NELICO 16
   (g)              Reinsurance Agreements 20
   (h) (i)          Participation Agreement among Variable Insurance Products Fund,
                    Fidelity Distributors Corporation and New England Variable Life
                    Insurance Company 5
       (ii)         Amendment No. 1 to Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation and New
                    England Variable Life Insurance Company 1
       (iii)        Participation Agreement among Metropolitan Series Fund, Inc.,
                    Metropolitan Life Insurance Company and New England Life Insurance
                    Company 14
       (iv)         Amendment No. 2 to Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation and New
                    England Life Insurance Company 15
       (v)          Participation Agreement among Met Investors Series Trust, Met
                    Investors Advisory Corp., Met Investors Distribution Company and New
                    England Life Insurance Company 18


       (vi)         Participation Agreement among American Funds Insurance Series,
                    Capital Research and Management Company and New England Life
                    Insurance Company 17
   (i)              None
   (j)              None

   (k)              Opinion and Consent of Marie C. Swift, Esq. 24
   (l)              Actuarial Opinion
   (m)              Calculation
   (n) (i)          Consent of Sutherland Asbill & Brennan LLP
       (ii)         Consent of Independent Registered Public Accounting Firm
       (iii)        Consent of Marie C. Swift, Esquire

   (o)              None
   (p)              None
   (q) (i)          Notice of Withdrawal Right for Policies 1
       (ii)         Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 5
       (iii)        Second Addendum to Consolidated Memorandum 10
   (r) (i)          Powers of Attorney 19
       (ii)         Power of Attorney for Eileen McDonnell 21
       (iii)        Power of Attorney for Joseph J. Prochaska, Jr. 22

       (iv)         Powers of Attorney for Lisa M. Weber, Michael K. Farrell and High
                    McHaffie 25


--------------------------

1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

4 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998. 6 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.

7 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

10 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

11 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 27, 1999.

12 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed February 29, 2000.

13 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed August 18, 2000.

14 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

15 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

16 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

18 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

19 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed December 13, 2002.

20 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed on April 28, 2003.

21 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed on September 5, 2003.

22 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed on April 14, 2004.

23 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed on April 28, 2004.


24 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed on

      April 29, 2004.

25 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed on January 19, 2005.

26 Incorporate herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 26, 2005.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business      Positions and Offices with Depositor
Address
Lisa M. Weber **                 Chairman, President and Chief Executive Officer

Michael K. Farrell ****          Director
Eileen McDonnell ***             Director and President, New England Financial
                                 Distribution
Hugh C. McHaffie *               Director and Senior Vice President
Catherine A. Rein **             Director
Stanley J. Talbi **              Director
William J. Wheeler **            Director
James D. Gaughan **              Secretary and Clerk
Alan C. Leland, Jr. *            Senior Vice President
Joseph J. Prochaska, Jr. **      Senior Vice President and Chief Accounting
                                 Officer
Anthony J. Williamson **         Senior Vice President, Treasurer
                                 (Principal Financial Officer)

*     The principal office address is 501 Boylston Street, Boston, MA 02117.

** The principal office address is 1 MetLife Plaza, 27-01 Queens Plaza North, Long Island City NY 11101.

*** The principal office address is One Financial Center, 20th Floor, Boston, MA 02111.

****  The principal officer address is 10 Park Avenue, Morristown, NJ 07962

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF MARCH 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of March 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company

Q.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

R.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

S.    Newbury Insurance Company, Limited

T.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

U.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    Soma Seguradora, S.A. (Brazil)

V.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC (DE)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19. P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      20.   MetLife (India) Private Ltd. (India)

      21.   Metropolitan Marine Way Investments Limited (Canada)

      22.   MetLife Private Equity Holdings, LLC (DE)

      23. Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

      24.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      25.   Metropolitan Realty Management, Inc. (DE)

      26.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      27.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      28.   Bond Trust Account A (MA)

      29.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      30.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c)    Omega Reinsurance Corporation (AZ)

      31.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                  (3)   Reinsurance Group of America, Incorporated (MO)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii)RGA Holdings Limited (U.K.) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (ix) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (x)   RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xi) General American Argentina Seguros de Vida, S.A. (Argentina)

                              (xii) Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xiii)RGA Technology Partners, Inc. (MO)

                              (xiv) RGA International Reinsurance Company
                                    (Ireland)

      32.   Corporate Real Estate Holdings, LLC (DE)

      33. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      34.   Tower Resources Group, Inc. (DE)

      35.   Headland Development Corporation (CA)

      36.   Headland - Pacific Palisades, LLC (CA)

      37.   Headland Properties Associates (CA)

      38.   Krisman, Inc. (MO)

      39.   Special Multi-Asset Receivables Trust (DE)

      40.   White Oak Royalty Company (OK)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION


The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.


Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

      (a) New England Securities Corporation also serves as principal underwriter for:

      New England Variable Annuity Fund I
      New England Variable Annuity Separate Account
      New England Life Retirement Investment Account
      The New England Variable Account

      (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


                                     Positions and Offices with Principal
           Name                                 Underwriter

Michael K. Farrell ***            Chairman of the Board
Craig W. Markham *                Director and President
William J. Toppeta ****           Director
Gwenn L. Carr ****                Secretary and Clerk
Leonard M. Bakal ****             Vice President and Chief Compliance Officer
Paul D. Hipworth **               Chief Financial Officer and Assistant Vice
                                  President
Anthony J. Williamson ****        Treasurer

Principal Business Address:

*     MetLife - 13045 Tesson Ferry Road, St. Louis, MO 63128

**    MetLife - 485 E US Highway South, Iselin, NY 08830

***   MetLife - 10 Park Avenue, Morristown, NJ 07962

**** MetLife - One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101

    (c)             (2)                (3)
    (1)             Net          Compensation on
  Name of       Underwriting    Events Occasioning          (4)                  (5)
 Principal     Discounts And    The Deduction of a        Brokerage             Other
Underwriter     Commissions     Deferred Sales Load      Commissions         Compensation
New England
Securities     $  43,288,133             --                   --                   --
Corporation

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a)   Registrant

      (b)   Metropolitan Life Insurance Company
            200 Park Avenue

            New York, NY 10166

      (c)   New England Securities Corporation
            501 Boylston Street
            Boston, Massachusetts 02116

ITEM 32. MANAGEMENT SERVICES

      Not applicable

ITEM 33. FEE REPRESENTATION

      New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2005.


                                   New England Variable Life Separate Account
                                                (Registrant)

                                   By: New England Life Insurance Company
                                                 (Depositor)

                                   By:  /s/ Marie C. Swift
                                      ------------------------------------------
                                        Marie C. Swift, Esq.
                                        Vice President and Counsel

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2005.

                                   New England Life Insurance Company

                                   By: /s/ Marie C. Swift
                                      ------------------------------------------
                                       Marie C. Swift, Esq.
                                       Vice President and Counsel

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on April 26, 2005.

                           *             Chairman, President and Chief Executive
---------------------------------        Officer
Lisa M. Weber
                           *             Director
---------------------------------
Michael K. Farrell
                           *             Director
---------------------------------
Eileen McDonnell
                           *             Director and Senior Vice President
---------------------------------
Hugh C. McHaffie
                           *             Senior Vice President and Chief
---------------------------------        Accounting Officer
Joseph J. Prochaska, Jr.
                           *             Director
---------------------------------
Catherine A. Rein
                           *             Director
---------------------------------
Stanley J. Talbi
                           *             Director
---------------------------------
William J. Wheeler
                           *             Senior Vice President and Treasurer
---------------------------------        (Principal Financial Officer)
Anthony J. Williamson
                                       By: /s/ John E. Connolly, Jr.
                                          --------------------------------------
                                           John E. Connolly, Jr., Esq.
                                           Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 8 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676 on January 19, 2005, Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, on April 14, 2004 and with Post-Effective Amendment No. 6 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, on September 5, 2003 and with Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, on December 13, 2002.

                                  EXHIBIT INDEX

      (l)   Actuarial Opinion

      (m)   Calculation Exhibit

      (n)(i) Consent of Sutherland Asbill & Brennan LLP

      (n)(ii) Consent of Independent Registered Public Accounting Firm

      (n)(iii) Consent of Marie C. Swift, Esquire